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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	01/31/14

Item 1. Schedule of Investments.

Invesco All Cap Market Neutral Fund Quarterly Schedule of Portfolio Holdings January 31, 2014

Schedule of Investments(a)

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–89.71%

Aerospace & Defense–3.71%

Alliant Techsystems Inc. (b)	590	$84,783

Northrop Grumman Corp.	1,230	142,127

Raytheon Co.	1,560	148,309

		375,219

Agricultural Products–1.30%

Archer-Daniels-Midland Co. (b)	3,320	131,074

Airlines–0.39%

Southwest Airlines Co. (b)	1,860	38,967

Alternative Carriers–0.65%

Inteliquent, Inc. (b)	5,650	65,540

Aluminum–0.38%

Alcoa Inc. (b)	3,320	38,213

Apparel Retail–1.44%

Christopher & Banks Corp. (b)(c)	2,870	20,492

Guess?, Inc. (b)	4,480	125,664

		146,156

Apparel, Accessories & Luxury Goods–1.62%

Columbia Sportswear Co. (b)	160	11,896

Hanesbrands, Inc. (b)	1,550	110,267

Iconix Brand Group, Inc. (b)(c)	1,120	41,664

		163,827

Application Software–0.09%

Telenav Inc. (c)	1,470	9,555

Asset Management & Custody Banks–0.45%

GSV Capital Corp. (b)(c)	3,390	45,257

Auto Parts & Equipment–1.30%

Motorcar Parts of America, Inc. (b)(c)	2,550	51,331

Tower International Inc. (c)	3,590	79,806

		131,137

Biotechnology–7.79%

Emergent Biosolutions, Inc. (b)(c)	4,240	101,463

Incyte Corp. (b)(c)	530	34,726

Isis Pharmaceuticals, Inc. (b)(c)	3,570	182,284

Momenta Pharmaceuticals, Inc. (b)(c)	6,830	122,257

Myriad Genetics, Inc. (c)	3,940	108,862

PDL BioPharma Inc.	7,370	67,067

United Therapeutics Corp. (c)	1,530	157,008

Verastem Inc. (c)	1,160	14,570

		788,237

	Shares	Value

Building Products–0.14%

Allegion PLC (c)	280	$13,818

Casinos & Gaming–0.39%

Century Casinos, Inc. (b)(c)	4,280	28,248

Penn National Gaming, Inc. (c)	960	11,261

		39,509

Commercial Printing–1.33%

R. R. Donnelley & Sons Co.	7,280	134,462

Commodity Chemicals–1.36%

Methanex Corp. (Canada)(b)	2,300	137,816

Communications Equipment–4.30%

Brocade Communications Systems, Inc. (b)(c)	16,350	152,709

Cisco Systems, Inc. (b)	6,530	143,072

Ubiquiti Networks Inc. (c)	3,390	139,668

		435,449

Computer & Electronics Retail–2.58%

Best Buy Co., Inc. (b)	5,470	128,764

GameStop Corp. -Class A (b)	3,760	131,863

		260,627

Computer Hardware–1.44%

Hewlett-Packard Co. (b)	5,020	145,580

Computer Storage & Peripherals–4.08%

Lexmark International, Inc. -Class A (b)	3,270	128,151

NetApp, Inc.	3,370	142,686

Western Digital Corp.	1,650	142,181

		413,018

Construction & Engineering–0.41%

AECOM Technology Corp. (b)(c)	1,460	41,858

Construction & Farm Machinery & Heavy Trucks–0.26%

Oshkosh Corp.	480	25,987

Consumer Electronics–3.14%

Garmin Ltd. (b)	2,900	130,645

Harman International Industries, Inc. (b)	1,670	172,728

Skullcandy Inc. (c)	2,000	14,600

		317,973

Data Processing & Outsourced Services–1.25%

Western Union Co. (The)	8,200	126,280

Drug Retail–1.28%

Rite Aid Corp. (c)	23,270	129,149

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Electrical Components & Equipment–0.42%

Lihua International, Inc. (China)(b)(c)	3,530	$19,274

Orion Energy Systems Inc. (c)	3,600	23,724

		42,998

Electronic Manufacturing Services–0.27%

Celestica Inc. (Canada)(b)(c)	2,760	27,379

Fertilizers & Agricultural Chemicals–0.09%

Scotts Miracle-Gro Co. (The) -Class A	150	8,909

Food Retail–0.41%

Roundy’s, Inc.	4,860	41,213

Footwear–1.33%

Deckers Outdoor Corp. (b)(c)	1,730	134,854

Health Care Distributors–2.68%

Cardinal Health, Inc. (b)	2,060	140,121

McKesson Corp.	750	130,808

		270,929

Health Care Equipment–1.30%

Zeltiq Aesthetics Inc. (c)	6,420	131,546

Health Care Services–0.98%

Addus HomeCare Corp. (b)(c)	1,920	45,389

Alliance HealthCare Services, Inc. (b)(c)	1,860	53,382

		98,771

Health Care Supplies–0.88%

Anika Therapeutics, Inc. (b)(c)	2,430	80,846

Medical Action Industries Inc. (b)(c)	1,130	8,385

		89,231

Home Entertainment Software–1.36%

Activision Blizzard, Inc. (b)	8,060	138,068

Home Improvement Retail–1.40%

Home Depot, Inc. (The) (b)	120	9,222

Lowe’s Cos., Inc. (b)	2,860	132,389

		141,611

Homefurnishing Retail–0.39%

Kirkland’s, Inc. (b)(c)	2,080	39,166

Hotels, Resorts & Cruise Lines–0.03%

Ambassadors Group, Inc. (b)	600	2,982

Industrial Machinery–0.25%

ARC Group Worldwide, Inc. (c)	1,020	25,449

Integrated Oil & Gas–1.29%

Suncor Energy, Inc. (Canada)	3,970	130,335

Internet Retail–0.72%

Nutrisystem, Inc.	5,150	73,233

	Shares	Value

Internet Software & Services–6.14%

AOL Inc. (b)(c)	160	$7,373

Facebook Inc. -Class A (b)(c)	2,520	157,676

VeriSign, Inc. (c)	2,350	138,062

WebMD Health Corp. (c)	3,640	174,356

Xoom Corp. (c)	5,240	143,524

		620,991

Life Sciences Tools & Services–0.99%

Albany Molecular Research, Inc. (b)(c)	1,540	16,478

Pacific Biosciences of California Inc. (c)	11,600	83,288

		99,766

Managed Health Care–0.79%

UnitedHealth Group Inc.	1,100	79,508

Movies & Entertainment–1.58%

Ballantyne Strong Inc. (b)(c)	1,410	6,712

Live Nation Entertainment Inc. (b)(c)	7,200	153,144

		159,856

Multi-Line Insurance–0.55%

American International Group, Inc. (b)	1,170	56,113

Office Services & Supplies–1.51%

Pitney Bowes Inc.	6,080	153,094

Oil & Gas Equipment & Services–0.89%

SEACOR Holdings Inc. (b)(c)	1,070	90,073

Oil & Gas Exploration & Production–3.68%

Chesapeake Energy Corp. (b)	5,040	135,626

Gran Tierra Energy, Inc. (Canada)(b)(c)	13,200	99,660

Penn Virginia Corp. (c)	11,450	137,286

		372,572

Oil & Gas Refining & Marketing–1.72%

Green Plains Renewable Energy, Inc.	130	2,896

REX American Resources Corp. (c)	830	33,997

Western Refining, Inc.	3,510	137,276

		174,169

Other Diversified Financial Services–0.86%

Citigroup Inc. (b)	1,840	87,271

Personal Products–0.41%

Synutra International, Inc. (China)(c)	5,710	41,455

Pharmaceuticals–4.52%

Cumberland Pharmaceuticals Inc. (b)(c)	840	3,948

Horizon Pharma, Inc. (b)(c)	11,550	113,883

Lannett Company, Inc. (b)(c)	4,570	161,412

Pfizer Inc.	4,460	135,584

POZEN Inc. (c)	5,350	41,944

		456,771

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Property & Casualty Insurance–0.33%

United Insurance Holdings Corp.	2,540	$ 33,426

Regional Banks–0.14%

Orrstown Financial Services, Inc. (c)	910	14,678

Semiconductors–2.87%

Marvell Technology Group Ltd.	9,910	147,956

NVIDIA Corp.	8,490	133,293

Supertex, Inc. (c)	350	9,345

		290,594

Specialized REIT’s–2.23%

Extra Space Storage Inc. (b)	2,120	96,799

Public Storage	550	86,674

RLJ Lodging Trust	1,670	41,717

		225,190

Specialty Stores–1.31%

Staples, Inc.	10,040	132,126

Systems Software–1.07%

CA, Inc. (b)	3,390	108,751

Telecommunications–0.63%

IDT Corp. -Class B (b)	3,760	63,920

Trucking–1.65%

Arkansas Best Corp. (b)	4,070	139,560

USA Truck Inc. (c)	1,850	27,288

		166,848

Water Utilities–0.33%

Consolidated Water Co., Ltd. (Cayman Islands)(b)	2,570	33,050

Wireless Telecommunication Services–0.63%

NTELOS Holdings Corp.	3,890	63,835

Total Common Stocks & Other Equity Interests (Cost $8,724,281)		9,075,439

Money Market Funds–12.31%

Liquid Assets Portfolio –Institutional Class (d)	622,453	622,453

Premier Portfolio –Institutional Class (d)	622,454	622,454

Total Money Market Funds (Cost $1,244,907)		1,244,907

TOTAL INVESTMENTS–102.02% (Cost $9,969,188)		10,320,346

OTHER ASSETS LESS LIABILITIES–(2.02)%		(204,234)

NET ASSETS–100.00%		$10,116,112

Securities Sold Short

	Shares	Value

Common Stocks–88.93%

Aerospace & Defense–1.60%

Erickson Air-Crane Inc.(c)	650	$12,558

LMI Aerospace, Inc.(c)	2,210	30,498

Triumph Group, Inc.	1,740	119,051

		162,107

Airlines–0.81%

Republic Airways Holdings Inc.(c)	8,310	81,521

Apparel Retail–1.70%

Aeropostale, Inc.(c)	4,150	29,257

Body Central Corp.(c)	2,940	10,055

Destination XL Group Inc.(c)	3,440	18,507

Francesca’s Holdings Corp.(c)	640	12,160

Stage Stores, Inc.	5,220	102,312

		172,291

Apparel, Accessories & Luxury Goods–1.31%

Lululemon Athletica Inc.(c)	2,890	132,044

Application Software–3.48%

Qlik Technologies Inc.(c)	4,580	123,752

Salesforce.com, Inc.(c)	1,540	93,216

SolarWinds, Inc.(c)	3,380	134,828

		351,796

Automobile Manufacturers–0.45%

Tesla Motors, Inc.(c)	250	45,352

Biotechnology–8.23%

Aegerion Pharmaceuticals, Inc.(c)	2,350	140,953

Biogen Idec Inc.(c)	380	118,803

Infinity Pharmaceuticals, Inc.(c)	8,320	106,912

KYTHERA Biopharmaceuticals, Inc.(c)	3,020	138,920

MannKind Corp.(c)	24,830	134,579

Navidea Biopharmaceuticals Inc.(c)	22,950	40,392

Ohr Pharmaceutical, Inc.(c)	2,040	20,910

Synta Pharmaceuticals Corp.(c)	14,420	77,003

ZIOPHARM Oncology, Inc.(c)	12,970	54,344

		832,816

Commercial Printing–0.66%

InnerWorkings, Inc.(c)	8,890	67,031

Commodity Chemicals–0.78%

Axiall Corp.	1,970	78,603

Communications Equipment–3.42%

Ciena Corp.(c)	5,390	125,749

EMCORE Corp.(c)	5,140	25,032

ParkerVision, Inc.(c)	16,010	73,486

ViaSat, Inc.(c)	2,040	121,400

		345,667

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Computer Hardware–1.32%

Stratasys Ltd.(c)	1,110	$133,822

Computer Storage & Peripherals–0.60%

Fusion-io Inc.(c)	5,510	60,610

Consumer Finance–0.12%

First Marblehead Corp. (The)(c)	1,990	11,860

Department Stores–2.22%

J. C. Penney Co., Inc.(c)	16,290	96,437

Sears Holdings Corp.(c)	3,510	127,658

		224,095

Diversified Metals & Mining–0.59%

Molycorp, Inc.(c)	12,400	60,140

Electronic Equipment & Instruments–0.52%

RealD Inc.(c)	5,900	52,805

Electronic Manufacturing Services–2.91%

IPG Photonics Corp.(c)	1,840	123,041

Neonode Inc.(c)	6,690	38,066

Trimble Navigation Ltd.(c)	4,120	133,200

		294,307

Environmental & Facilities Services–0.23%

SP Plus Corp.(c)	940	23,744

Fertilizers & Agricultural Chemicals–0.77%

Agrium Inc. (Canada)	220	19,162

Intrepid Potash, Inc.(c)	4,010	58,947

		78,109

Food Retail–1.75%

Fresh Market, Inc. (The)(c)	2,530	88,449

Whole Foods Market, Inc.	1,700	88,842

		177,291

Gas Utilities–0.37%

ONEOK, Inc.	550	37,669

Gold–0.27%

Allied Nevada Gold Corp.(c)	5,500	27,005

Health Care Equipment–1.62%

GenMark Diagnostics Inc.(c)	7,170	92,636

Rockwell Medical Inc.(c)	6,950	71,307

		163,943

Health Care Facilities–0.87%

Emeritus Corp.(c)	4,010	88,420

Health Care Services–2.30%

BioScrip Inc.(c)	11,790	100,333

Catamaran Corp.(c)	2,730	132,733

		233,066

	Shares	Value

Health Care Supplies–1.21%

TearLab Corp.(c)	6,260	$41,880

Unilife Corp. (Australia)(c)	17,320	80,884

		122,764

Health Care Technology–0.90%

HMS Holdings Corp.(c)	3,940	90,738

Home Improvement Retail–1.35%

Tile Shop Holdings, Inc.(c)	9,640	136,213

Homebuilding–5.38%

D.R. Horton, Inc.	5,870	137,828

KB Home	4,750	91,865

Lennar Corp.-Class A	3,320	133,331

M.D.C. Holdings, Inc.	2,470	76,298

Ryland Group, Inc. (The)	2,340	104,458

		543,780

Homefurnishing Retail–0.47%

Select Comfort Corp.(c)	2,900	47,473

Industrial Machinery–1.33%

Chart Industries, Inc.(c)	1,580	134,995

Internet Retail–1.21%

Amazon.com, Inc.(c)	340	121,955

Internet Software & Services–5.32%

Angie’s List Inc.(c)	7,930	142,264

eBay Inc.(c)	2,540	135,128

Equinix, Inc.(c)	700	129,640

Rackspace Hosting, Inc.(c)	3,610	131,440

		538,472

Life & Health Insurance–0.07%

Citizens, Inc.(c)	1,030	7,158

Life Sciences Tools & Services–0.12%

Furiex Pharmaceuticals Inc.(c)	260	12,054

Mortgage REIT’s–2.91%

AG Mortgage Investment Trust, Inc.	4,070	67,521

American Capital Agency Corp.	6,530	136,804

ARMOUR Residential REIT Inc.	730	3,000

Two Harbors Investment Corp.	8,870	87,192

		294,517

Movies & Entertainment–0.69%

Imax Corp. (Canada)(c)	1,990	55,103

Madison Square Garden Co. (The)-Class A(c)	260	15,088

		70,191

Oil & Gas Equipment & Services–0.95%

Nuverra Environmental Solutions, Inc.(c)	4,520	65,359

Schlumberger Ltd.	350	30,650

		96,009

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Oil & Gas Exploration & Production–4.79%

Approach Resources Inc.(c)	6,490	$130,384

EXCO Resources, Inc.	24,560	125,993

Gulfport Energy Corp.(c)	2,370	144,452

Triangle Petroleum Corp.(c)	10,950	83,329

		484,158

Oil & Gas Storage & Transportation–2.65%

Enbridge Inc. (Canada)	3,080	129,329

Golar LNG Ltd. (Norway)	3,900	138,489

		267,818

Packaged Foods & Meats–0.41%

ConAgra Foods, Inc.	1,320	41,963

Personal Products–0.41%

Elizabeth Arden, Inc.(c)	1,520	41,222

Pharmaceuticals–5.58%

AcelRx Pharmaceuticals Inc.(c)	360	4,111

Adamis Pharmaceuticals Corp.(c)	1,710	11,371

Ampio Pharmaceuticals, Inc.(c)	7,240	61,685

AVANIR Pharmaceuticals Inc.-Class A(c)	25,310	94,913

Omeros Corp.(c)	4,990	58,283

Pacira Pharmaceuticals, Inc.(c)	2,090	143,228

TherapeuticsMD, Inc.(c)	21,160	139,233

Zogenix, Inc.(c)	11,760	52,097

		564,921

Precious Metals & Minerals–0.23%

Silver Wheaton Corp. (Canada)	1,060	23,013

Research & Consulting Services–0.98%

Acacia Research	7,180	99,228

Restaurants–0.98%

BJ’s Restaurants Inc.(c)	210	5,956

Panera Bread Co.-Class A(c)	550	92,988

		98,944

Semiconductors–3.70%

Cavium Inc.(c)	1,550	57,613

Cypress Semiconductor Corp.(c)	8,170	82,027

MoSys, Inc.(c)	5,250	26,355

Peregrine Semiconductor Corp.(c)	5,940	39,026

QuickLogic Corp.(c)	9,060	42,854

RF Micro Devices, Inc.(c)	8,250	43,972

Semtech Corp.(c)	3,600	82,116

		373,963

Specialty Stores–2.30%

Five Below, Inc.(c)	2,900	106,285

Ulta Salon, Cosmetics & Fragrance, Inc.(c)	1,480	126,851

		233,136

	Shares	Value

Thrifts & Mortgage Finance–1.54%

Nationstar Mortgage Holdings, Inc.(c)	1,700	$47,566

Ocwen Financial Corp.(c)	2,440	107,702

		155,268

Trading Companies & Distributors–1.61%

CAI International, Inc.(c)	1,410	29,173

Fastenal Co.	3,040	133,547

		162,720

Trucking–1.31%

Hertz Global Holdings, Inc.(c)	5,090	132,442

Wireless Telecommunication Services–1.63%

Crown Castle International Corp.	360	25,546

SBA Communications Corp.-Class A(c)	1,500	139,125

		164,671

Total Securities Sold Short (Total Proceeds $8,791,418)		$8,995,900

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was pledged as collateral to cover margin requirements for securities sold short. The aggregate value of collateral was segregated by the Fund was $13,398,248, which represents 148.94% of the value of securities sold short.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco All Cap Market Neutral Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Sold Short – The Fund may enter into short sales of securities which it concurrently holds (“covered”) or for which it holds no corresponding position (“not covered”). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the Fund’s security valuations policy. The Fund will incur a loss if the price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. For positions not covered, there is no ceiling on the ultimate price paid for the securities to cover the short position and therefore, the loss could exceed the amount of proceeds received.

The Fund is required to segregate cash or securities as collateral in margin accounts with the broker at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sale transactions. Margin interest is the income earned (or expenses incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received on the short sales.

E.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco All Cap Market Neutral Fund

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2	– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$10,320,346	$ --	$ --	$10,320,346
Securities Sold Short	(8,995,900)	--	--	(8,995,900)
Total Investments	$1,324,446	$ --	$ --	$1,324,446

NOTE 3 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 17, 2013 (commencement date) to January 31, 2014 was $9,507,781 and $728,478, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of:
Investment securities	$595,994
Securities sold short	362,069
Aggregate unrealized (depreciation) of:
Investment securities	(244,836)
Securities sold short	(566,551)
Net unrealized appreciation of investment securities	$146,676

Cost of investments is the same for tax and financial reporting purposes.

Proceeds from securities sold short are the same for tax and financial reporting purposes.

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2014

invesco.com/us	IBRA-QTR-1 1/14	Invesco Advisers, Inc.

Consolidated Schedule of Investments

January 31, 2014

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Bills–35.87%(a)

U.S. Treasury Bills (b)	0.06%	02/06/14	$717,514,000	$717,513,699
U.S. Treasury Bills (b)	0.05%	02/27/14	419,956,000	419,947,582
U.S. Treasury Bills (b)	0.05%	03/06/14	160,950,000	160,943,754
U.S. Treasury Bills	0.07%	06/12/14	54,980,000	54,973,091
U.S. Treasury Bills	0.08%	06/12/14	161,350,000	161,329,724
U.S. Treasury Bills	0.08%	06/19/14	180,550,000	180,526,080
U.S. Treasury Bills (b)	0.06%	06/26/14	338,410,000	338,362,858
U.S. Treasury Bills	0.06%	07/03/14	338,410,000	338,353,499
U.S. Treasury Bills	0.07%	07/10/14	348,670,000	348,616,674
U.S. Treasury Bills	0.05%	07/17/14	386,800,000	386,711,771
U.S. Treasury Bills	0.06%	07/24/14	386,800,000	386,708,005
U.S. Treasury Bills	0.10%	01/08/15	193,400,000	193,245,063
Total U.S. Treasury Securities (Cost $3,686,973,541)				3,687,231,800

		Expiration Date

Commodity-Linked Securities–2.28%

Canadian Imperial Bank of Commerce Linked EMTN, U.S. Federal Funds Effective Rate minus 0.04% (linked to the CIBC Custom 1 Agriculture Commodity Index, multiplied by two) (c)		12/04/14	82,158,940	80,159,314
Cargill, Inc. Commodity Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by two) (c)		05/12/14	65,099,617	72,988,200
Cargill, Inc. Commodity Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by two) (c)		12/19/14	83,000,000	81,070,037
Total Commodity-Linked Securities (Cost $230,258,557)				234,217,551

			Shares

Money Market Funds–56.59%

Liquid Assets Portfolio - Institutional Class (d)			558,649,418	558,649,418
Premier Portfolio – Institutional Class (d)			558,649,418	558,649,418
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) – Institutional Class (d)			1,325,900,315	1,325,900,315
Treasury Portfolio - Institutional Class (d)			3,373,074,507	3,373,074,507
Total Money Market Funds (Cost $5,816,273,658)				5,816,273,658
TOTAL INVESTMENTS–94.74% (Cost $9,733,505,756)				9,737,723,009
OTHER ASSETS LESS LIABILITIES–5.26%				540,257,404
NET ASSETS–100.00%				$10,277,980,413

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Open Futures Contracts and Swap Agreements at Period-End(e)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Long	2,050	July-2014	$214,389,000	$(1,839,980)
Gas Oil	Long	935	February-2014	85,739,500	(17,726)
Gasoline Reformulated Blendstock Oxygenate Blending	Long	1,120	March-2014	123,781,056	(69,522)
Silver	Long	2,060	March-2014	196,936,000	(7,976,678)
WTI Crude	Long	1,600	July-2014	150,192,000	2,352,120
Subtotal - Commodity Risk					$(7,551,786)
Australian 10 Year Bonds	Long	17,200	March-2014	1,760,086,726	49,099,981
Canada 10 Year Bonds	Long	13,930	March-2014	1,643,760,011	41,894,121
Euro Bonds	Long	8,120	March-2014	1,575,576,932	26,402,724
Japan 10 Year Bonds	Long	1,008	March-2014	1,427,991,778	7,848,215
Long Gilt	Long	9,120	March-2014	1,654,906,828	23,658,026
U.S. Treasury 20 Year Bonds	Long	6,140	March-2014	820,265,625	20,350,045
Subtotal – Interest Rate Risk					$169,253,112
Dow Jones EURO STOXX 50 Index	Long	20,450	March-2014	832,330,297	18,109,602
E-Mini S&P 500 Index	Long	6,420	March-2014	570,288,600	(524,865)
FTSE 100 Index	Long	7,230	March-2014	767,571,670	4,157,933
Hang Seng Index	Long	4,010	February-2014	568,382,042	(4,050,562)
Russell 2000 Index Mini	Long	4,400	March-2014	496,452,000	8,741,503
Tokyo Stock Price Index	Long	5,400	March-2014	642,165,019	(21,195,326)
Subtotal - Market Risk					$5,238,285
Total Future Contracts					$166,939,611

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to Dow Jones-UBS Gold Index and pay the product of (i) 0.15% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Banc of America Securities, LLC	1,240,000	December-2014	$187,344,656	$5,750,500
Receive a return equal to MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Banc of America Securities, LLC	438,000	May-2014	318,463,098	(12,529,559)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Barclays Capital Inc.	376,000	May-2014	$219,879,460	$(8,519,219)
Receive a return equal to Barclays Commodity Strategy 1635 Excess Return Index and pay the product of (i) 0.53% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Barclays Capital Inc.	262,000	October-2014	167,281,105	(1,931,176)
Receive a return equal to Single Commodity Gold Excess Return Index and pay the product of (i) 0.12% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Cargill, Inc.	75,000	May-2014	64,796,835	1,985,850
Receive a return equal to CIBC Dynamic Roll LME Copper Excess Return Index and pay the product of (i) 0.30% of the Notional value multiplied by (ii) days in the period divided by 365	Long	CIBC World Markets Corp.	2,385,000	April-2014	219,079,899	(7,901,028)
Receive a return equal to Goldman Sachs Alpha Basket B472 Excess Return Strategy and pay the product of (i) 0.60% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs & Co.	201,000	November-2014	110,814,857	(472,590)
Receive a return equal to J.P. Morgan Bespoke Commodity 165 Index and pay the product of (i) 0.49% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	J.P. Morgan Securities Inc.	106,500	October-2014	70,840,072	1,092,850
Receive a return equal to S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	J.P. Morgan Securities Inc.	1,480,000	April-2014	154,278,752	137,048

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to S&P GSCI Aluminum Dynamic Roll Excess Return Index and pay the product of (i) 0.38% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Morgan Stanley & Co., Inc.	105,000	October-2014	$11,533,756	$(305,066)
Subtotal – Commodity Risk						$(22,692,390)
Receive a return equal to Hang Seng Index Futures multiplied by the Notional Value	Long	Goldman Sachs & Co.	1,390	February-2014	197,020,209	(2,024,156)
Subtotal – Market Risk						$(2,024,156)
Total Swap Agreements						$(24,716,546)

Investment Abbreviations:

EMTN	— Euro Medium Term Notes
LIBOR	— London Interbank Offered Rate

Index Information:

Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index

—Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index is a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soybean Meal and Live Cattle.

Monthly Rebalance Commodity Excess Return Index

—Monthly Rebalance Commodity Excess Return Index is comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soybean Meal and Live Cattle.

Dow Jones-UBS Gold Index	—Dow Jones UBS Gold Index is commodity index composed of future contracts on gold.
MLCX Dynamic Enhanced Copper Excess Return Index	—Merrill Lynch Commodity Extra Dynamic Enhanced Copper Excess Return Index is a commodity index composed of future contracts on copper.
Barclays Commodity Strategy 1452 Excess Return Index	—Barclays Commodity Strategy 1452 Index is a commodity index that provide exposure to future contracts on copper.
Barclays Commodity Strategy 1635 Excess Return Index

—Barclays Commodity Strategy 1635 Excess Return Index is comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soybean Meal and Live Cattle.

Single Commodity Gold Excess Return Index	—Single Commodity Gold Excess Return Index is commodity index composed of future contracts on gold.
CIBC Dynamic Roll LME Copper Excess Return Index	—CIBC Dynamic Roll LME Copper Excess Return Index is a commodity index composed of future contracts on copper.
Goldman Sachs Alpha Basket B472 Excess Return Strategy

—Goldman Sachs Alpha Basket B472 Excess Return Strategy is a basket of four indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soymeal and Live Cattle.

JP Morgan Bespoke Commodity 165 Index

—JP Morgan Bespoke Commodity 165 Index is comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Seasonal Sugar, Seasonal Soybeans, Soybean Meal and Live Cattle.

S&P GSCI Gold Index Excess Return	—S&P GSCI Gold Index Excess Return is commodity index composed of future contracts on gold.
S&P GSCI Aluminum Dynamic Roll Index Excess Return	—S&P GSCI Aluminum Dynamic Roll Index Excess Return is commodity index composed of future contracts on aluminum.

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1H.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2014 was $234,217,551, which represented 2.28% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	Futures collateralized by $609,220,000 cash held with Merrill Lynch, the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Balanced-Risk Allocation Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

Invesco Balanced-Risk Allocation Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Invesco Balanced-Risk Allocation Fund

H.	Swap Agreements – (continued)

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Invesco Balanced-Risk Allocation Fund

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

J.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$5,816,273,658	$--	$--	$5,816,273,658
U.S. Treasury Securities	--	3,687,231,800	--	3,687,231,800
Commodity-Linked Securities	--	234,217,551	--	234,217,551
	$5,816,273,658	$3,921,449,351	$--	$9,737,723,009
Futures*	166,939,611	--	--	166,939,611
Swap Agreements*	--	(24,716,546)	--	(24,716,546)
Total Investments	$5,983,213,269	$3,896,732,805	$--	$9,879,946,074

* Unrealized appreciation (depreciation).

Invesco Balanced-Risk Allocation Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2014:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk
Futures contracts (a)	$2,352,120	$(9,903,906)
Swap agreements	8,966,248	(31,658,638)
Interest rate risk
Futures contracts (a)	169,253,112	--
Market risk
Futures contracts (a)	31,009,038	(25,770,753)
Swap agreements	--	(2,024,156)
Total	$211,580,518	$(69,357,453)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the three months ended January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss)
	Futures*	Swap Agreements*
Realized Gain (Loss)
Commodity risk	$(56,197,403)	$(84,464,440)
Interest rate risk	100,726,786	--
Market risk	171,378,551	(6,140,272)
Change in Unrealized Appreciation (Depreciation)
Commodity risk	$8,032,462	$(2,619,499)
Interest rate risk	(78,326,813)	--
Market risk	(172,541,024)	(2,024,156)
Total	$(26,927,441)	$(95,248,267)

* The average notional value of futures contracts and swap agreements outstanding during the period was $14,716,356,224 and $1,687,420,695, respectively.

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $165,158,940 and $154,695,869, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,146,842
Aggregate unrealized (depreciation) of investment securities	(3,929,589)
Net unrealized appreciation of investment securities	$4,217,253
Cost of investments is the same for tax and financial reporting purposes.

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund Quarterly Schedule of Portfolio Holdings January 31, 2014

Consolidated Schedule of Investments

January 31, 2014

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–60.82%(a)

U.S. Treasury Bills (b)	0.06%	02/06/14	$156,985,000	$156,984,934

U.S. Treasury Bills (b)	0.07%	02/06/14	8,000,000	7,999,997

U.S. Treasury Bills (b)	0.05%	02/27/14	93,235,000	93,233,131

U.S. Treasury Bills	0.05%	03/06/14	9,300,000	9,299,639

U.S. Treasury Bills	0.07%	06/12/14	23,290,000	23,287,074

U.S. Treasury Bills	0.08%	06/12/14	24,710,000	24,706,895

U.S. Treasury Bills	0.08%	06/19/14	10,400,000	10,398,622

U.S. Treasury Bills (b)	0.06%	06/26/14	18,770,000	18,767,385

U.S. Treasury Bills	0.06%	07/03/14	18,770,000	18,766,866

U.S. Treasury Bills	0.07%	07/10/14	19,340,000	19,337,042

U.S. Treasury Bills	0.05%	07/17/14	33,600,000	33,592,336

U.S. Treasury Bills	0.06%	07/24/14	33,600,000	33,592,009

U.S. Treasury Bills	0.10%	01/08/15	16,800,000	16,786,541

Total U.S. Treasury Securities (Cost $466,728,963)				466,752,471

			Shares

Exchange Traded Funds–3.25%

PowerShares DB Gold Fund (Cost $31,967,585) (c)(d)			597,000	24,924,750

		Expiration Date	Principal Amount

Commodity-Linked Securities–2.43%

Barclays Bank PLC, Series 4, U.S. Federal Funds (Effective) Rate minus 0.06% (linked to the Barclays Diversified Energy-Metals TR Index Total Return, multiplied by 3) (Cost $20,365,000) (e)		09/02/14	$20,365,000	18,618,120

			Shares

Money Market Funds–32.83%

Liquid Assets Portfolio—Institutional Class (f)			96,224,915	96,224,915

Premier Portfolio—Institutional Class (f)			96,224,915	96,224,915

STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio—Institutional Class (Ireland) (f)			59,492,148	59,492,148

Total Money Market Funds (Cost $251,941,978)				251,941,978

TOTAL INVESTMENTS–99.33% (Cost $771,003,526)				762,237,319

OTHER ASSETS LESS LIABILITIES–0.67%				5,130,397

NET ASSETS–100.00%				$767,367,716

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts and Swap Agreements at Period-End(g)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Coffee C	Short		181	March–2014	$(8,497,950)	$(987,386)
Corn	Short		570	March–2014	(12,369,000)	(345,627)
Cotton No. 2	Short		182	March–2014	(7,810,530)	(606,974)
Natural Gas	Long		1,615	March–2014	19,957,363	2,488,957
NYH RBOB Gasoline (Globex)	Long		222	March–2014	24,535,174	11,109
Soybean	Long		1,052	March–2014	67,472,650	(2,626,403)
Soybean Oil	Long		178	March–2014	4,019,952	(63,827)
Wheat	Short		299	March–2014	(8,308,463)	1,640,886
Total Futures Contracts—Commodity Risk						$(489,265)

Swap Agreements		Counterparty		Termination Date
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Bank of America Securities LLC	214,600	June–2014	$34,045,388	$1,044,910
Pay a floating rate equal to the MLCX Aluminum Annual Excess Return Index and receive the product of (i) 0.10% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Short	Bank of America Securities LLC	147,700	November–2014	16,860,708	867,634
Receive a return equal to the MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Bank of America Securities LLC	104,120	May–2014	75,704,058	(2,978,487)
Receive a return equal to the Barclays Brent Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Capital Inc.	65,500	March–2014	42,060,910	(234,143)
Receive a return equal to the Barclays Commodity Strategy 1606 Excess Return Index and pay the product of (i) 0.41% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Capital Inc.	60,950	March–2014	21,145,481	179,230
Receive a return equal to the Barclays Silver Nearby Excess Return Index and pay the product of (i) 0.19% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Capital Inc.	203,000	June–2014	54,344,622	(2,736,927)
Receive a return equal to the Barclays WTI Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Capital Inc.	50,050	March–2014	27,481,263	369,320
Pay a floating rate equal to the Optimal GSCI Heating Oil Roll Yield 9 Month Excess Return Index and receive the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Short	Barclays Capital Inc.	12,600	September–2014	5,700,781	(108,351)
Receive a return equal to the CIBC Dynamic Roll LME Copper Excess Return Index 2 and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	CIBC World Markets Corp.	1,088,000	April–2014	99,940,851	(3,604,326)
Receive a return equal to the Goldman Sachs Soybean Meal Excess Return Strategy and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs & Co.	63,620	November–2014	64,910,977	1,607,932
Pay a floating rate equal to the S&P GSCI Gasoil 1 Month Forward Index Excess Return and receive the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Short	Goldman Sachs & Co.	11,250	November–2014	11,354,152	384,831

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Swap Agreements (continued)	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the S&P GSCI Gasoil 1 Month Forward Index Excess Return and pay the product of (i) 0.15% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs & Co.	13,230	August–2014	$13,352,483	$(452,561)
Receive a return equal to the S&P GSCI Heating Oil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs & Co.	7,800	November–2014	3,822,850	(128,955)
Receive a return equal to the S&P GSCI Natural Gas 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs & Co.	785,000	November–2014	7,232,245	602,526
Receive a return equal to the S&P GSCI Sugar Excess Return A141 Strategy and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs & Co.	135,200	March–2014	39,884,838	(1,740,727)
Pay a floating rate equal to the S&P GSCI Gold Index Excess Return and receive the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	JPMorgan Securities Inc.	538,000	April–2014	56,082,411	49,819
Total Swap Agreements–Commodity Risk						$(6,878,275)

Index Information:

Barclays Diversified Energy-Metals Total Return Index

— Barclays Diversified Energy-Metals Total Return Index is a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Gold, Silver, Copper, Brent Crude, WTI Crude, Gasoil and Unleaded Gasoline6.

Merrill Lynch Gold Excess Return Index	— Merrill Lynch Gold Excess Return Index is a commodity index composed of futures contracts on gold.

MLCX Aluminum Annual Excess Return Index	— MLCX Aluminum Annual Excess Return Index is a commodity index composed of futures contracts on aluminum.

MLCX Dynamic Enhanced Copper Excess Return Index	— MLCX Dynamic Enhanced Copper Excess Return Index is a commodity index composed of futures contracts on copper.

Barclays Brent Crude Roll Yield Excess Return Index	— Barclays Brent Crude Roll Yield Excess Return Index is a commodity index composed of futures contracts on Brent Crude.

Barclays Commodity Strategy 1606 Excess Return Index	— Barclays Commodity Strategy 1606 Excess Return Index is a commodity index composed of futures contracts on sugar.

Barclays Silver Nearby Excess Return Index	— Barclays Silver Nearby Excess Return Index is a commodity index composed of futures contracts on silver.

Barclays WTI Crude Roll Yield Excess Return Index	— Barclays WTI Crude Roll Yield Excess Return Index is a commodity index composed of futures contracts on WTI Crude.

Optimal GSCI Heating Oil Roll Yield 9 Month Excess Return Index	— Optimal GSCI Heating Oil Roll Yield 9 Month Excess Return Index is a commodity index composed of futures contracts on heating oil.

CIBC Dynamic Roll LME Copper Excess Return Index 2	— CIBC Dynamic Roll LME Copper Excess Return Index 2 is a commodity index composed of futures contracts on copper.

Goldman Sachs Soybean Meal Excess Return Strategy	— Goldman Sachs Soybean Meal Excess Return Strategy is a commodity index composed of futures contracts on soybean meal.

S&P GSCI Gasoil 1 Month Forward Index Excess Return	— S&P GSCI Gasoil 1 Month Forward Index Excess Return is a commodity index composed of futures contracts on gasoil.

S&P GSCI Heating Oil 1 Month Forward Index Excess Return	— S&P GSCI Heating Oil 1 Month Forward Index Excess Return is a commodity index composed of futures contracts on heating oil.

S&P GSCI Natural Gas 1 Month Forward Index Excess Return	— S&P GSCI Natural Gas 1 Month Forward Index Excess Return is a commodity index composed of futures contracts on natural gas.

S&P GSCI Sugar Excess Return A141 Strategy	— S&P GSCI Sugar Excess Return A141 Strategy is a commodity index composed of futures contracts on sugar.

S&P GSCI Gold Index Excess Return	— S&P GSCI Gold Index Excess Return is a commodity index composed of futures contracts on gold.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was designated as collateral for swap agreements. See Note 1F and Note 3.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2014 represented 3.25% of the Fund’s Net Assets. See Note 4.
(d)	Non-income producing security.
(e)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2014 represented 2.43% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	Futures collateralized by $12,215,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer

Invesco Balanced-Risk Commodity Strategy Fund

A.	Security Valuations – (continued)

specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between

Invesco Balanced-Risk Commodity Strategy Fund

E.	Futures Contracts – (continued)

the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these

Invesco Balanced-Risk Commodity Strategy Fund

F.	Swap Agreements – (continued)

agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

G.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

H.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Commodity-Linked Securities	$—	$18,618,120	$—	$18,618,120
Exchange Traded Funds	24,924,750	—	—	24,924,750
U.S. Treasury Securities	—	466,752,471	—	466,752,471
Money Market Funds	251,941,978	—	—	251,941,978
	$276,866,728	$485,370,591	$—	$762,237,319
Futures Contracts*	(489,265)	—	—	(489,265)
Swap Agreements*	—	(6,878,275)	—	(6,878,275)
Total Investments	$276,377,463	$478,492,316	$—	$754,869,779

* Unrealized appreciation (depreciation).

Invesco Balanced-Risk Commodity Strategy Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2014:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity Risk
Futures Contracts*	$4,140,952	$(4,630,217)
Swap Agreements*	5,106,202	(11,984,477)
Total	$9,247,154	$(16,614,694)

* Includes cumulative appreciation (depreciation) of futures contracts and swap agreements.

Effect of Derivative Investments for the three months ended January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts*	Swap Agreements*
Realized Gain (Loss)
Commodity Risk	$ 670,139	$(26,407,708)
Change in Unrealized Appreciation (Depreciation)
Commodity Risk	475,753	(2,129,039)
Total	$ 1,145,892	$(28,536,747)

* The average notional value of futures contracts and swap agreements outstanding during the period was $147,310,087 and $593,028,185, respectively.

NOTE 4 -- Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2014.

	Value 10/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 01/31/14	Dividend Income
PowerShares DB Gold Fund	$25,321,440	$2,392,512	$(1,155,859)	$(1,208,690)	$(424,653)	$24,924,750	$—

Invesco Balanced-Risk Commodity Strategy Fund

NOTE 5 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $2,392,512 and $1,155,859, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$23,508
Aggregate unrealized (depreciation) of investment securities	(9,007,084)
Net unrealized appreciation (depreciation) of investment securities	$(8,983,576)
Cost of investments for tax purposes is $771,220,895.

Invesco Balanced-Risk Commodity Strategy Fund

Invesco China Fund Quarterly Schedule of Portfolio Holdings January 31, 2014

Schedule of Investments(a)

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.41% (b)

Agricultural Products–2.17%

China Modern Dairy Holdings Ltd. (c)	4,972,000	$2,305,469

Application Software–2.94%

AutoNavi Holdings Ltd. -ADR(c)	159,262	2,484,487

Sinosoft Technology Group Ltd. (c)	1,930,000	641,361

		3,125,848

Asset Management & Custody Banks–1.56%

China Cinda Asset Management Co. Ltd. -Class H (c)	2,571,000	1,662,384

Automobile Manufacturers–5.48%

Brilliance China Automotive Holdings Ltd.	1,906,000	2,904,024

Chongqing Changan Automobile Co., Ltd. -Class B	1,280,830	2,309,645

Great Wall Motor Co. Ltd. -Class H	133,500	621,724

		5,835,393

Casinos & Gaming–9.00%

500.com Ltd. -Class A -ADR(c)	33,625	1,410,233

Galaxy Entertainment Group Ltd. (Hong Kong)(c)	392,000	3,808,803

Melco International Development Ltd. (Hong Kong)	1,197,000	4,355,502

		9,574,538

Diversified Banks–8.83%

China CITIC Bank Corp. Ltd. -Class H	2,057,000	981,775

China Construction Bank Corp. -Class H	3,303,290	2,270,063

China Merchants Bank Co., Ltd. -Class H	1,189,500	2,071,996

China Minsheng Banking Corp., Ltd. -Class H	1,720,500	1,675,723

Industrial & Commercial Bank of China Ltd. -Class H	3,912,940	2,398,461

		9,398,018

Electronic Equipment Manufacturers–0.93%

Anxin-China Holdings Ltd.	3,920,000	994,668

Health Care Distributors–2.25%

Shanghai Pharmaceuticals Holding Co., Ltd. -Class H	972,100	2,391,829

Health Care Equipment–0.82%

PW Medtech Group Ltd. (c)	2,006,000	870,736

Heavy Electrical Equipment–1.11%

Xinjiang Goldwind Science & Technology Co., Ltd. -Class H	1,115,400	1,183,582

Home Entertainment Software–2.33%

Kingsoft Corp. Ltd.	763,000	2,474,603

	Shares	Value

Independent Power Producers & Energy Traders–4.21%

Huaneng Renewables Corp. Ltd. -Class H	10,784,000	$4,482,798

Internet Software & Services–12.17%

SINA Corp. (c)	3,823	249,221

Sohu.com Inc. (c)	35,405	2,576,776

Tencent Holdings Ltd.	110,600	7,634,446

YY Inc. -ADR(c)	39,322	2,489,083

		12,949,526

IT Consulting & Other Services–0.79%

China Public Procurement Ltd. (Hong Kong)(c)	16,236,000	840,660

Life & Health Insurance–8.14%

China Life Insurance Co., Ltd. -Class H	1,075,000	2,927,425

Ping An Insurance (Group) Co. of China Ltd. -Class H	718,500	5,731,033

		8,658,458

Marine Ports & Services–1.20%

China Merchants Holdings International Co. Ltd.	374,000	1,271,748

Oil & Gas Exploration & Production–4.04%

China Oilfield Services Ltd. -Class H	1,628,000	4,297,657

Oil & Gas Refining & Marketing–4.00%

Sinopec Kantons Holdings Ltd.	3,688,000	4,260,975

Packaged Foods & Meats–4.13%

China Mengniu Dairy Co. Ltd.	637,000	2,905,492

Yashili International Holdings Ltd.	2,829,000	1,486,685

		4,392,177

Personal Products–1.51%

Hengan International Group Co. Ltd.	150,000	1,604,142

Pharmaceuticals–6.13%

China Medical System Holdings Ltd.	1,028,000	1,173,508

Dawnrays Pharmaceutical (Holdings) Ltd. (Hong Kong)	1,220,000	891,860

Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.	818,000	2,655,092

Tong Ren Tang Technologies Co. Ltd. -Class H	526,000	1,805,546

		6,526,006

Real Estate Development–3.63%

China Overseas Land & Investment Ltd.	708,000	1,896,020

Longfor Properties Co. Ltd.	1,422,000	1,970,777

		3,866,797

See accompanying notes which are an integral part of this schedule.

Invesco China Fund

	Shares	Value

Regional Banks–1.40%

Chongqing Rural Commercial Bank Co., Ltd. -Class H	3,516,000	$1,485,458

Semiconductors–2.50%

Goldpoly New Energy Holdings Ltd. (Hong Kong)(c)	13,834,000	2,654,970

Trading Companies & Distributors–1.66%

Summit Ascent Holdings Ltd. (Hong Kong)(c)	1,136,000	1,764,620

Water Utilities–4.48%

Beijing Enterprises Water Group Ltd.	8,488,000	4,770,367

TOTAL INVESTMENTS–97.41% (Cost $95,491,561)		103,643,427

OTHER ASSETS LESS LIABILITIES–2.59%		2,750,658

NET ASSETS–100.00%		$106,394,085

Investment Abbreviations:

ADR —American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.

See accompanying notes which are an integral part of this schedule.

Invesco China Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent

Invesco China Fund

A.	Security Valuations – (continued)

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco China Fund

F.	Other Risks – Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than may U.S. securities.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2	– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2014, there were transfers from Level 1 to Level 2 of $34,818,944 and from Level 3 to Level 1 of $1,486,684, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$8,075,380	$ 7334,551	$ --	$15,409,931
Consumer Staples	3,792,154	4,509,634	--	8,301,788
Energy	4,260,975	4,297,657	--	8,558,632
Financials	3,633,161	21,437,954	--	25,071,115
Health Care	5,331,374	4,457,197	--	9,788,571
Industrials	3,036,368	1,183,582	--	4,219,950
Information Technology	12,090,567	10,949,708	--	23,040,275
Utilities	--	9,253,165	--	9,253,165
Total Investments	$40,219,979	$ 63,423,448	$ --	$103,643,427

Invesco China Fund

NOTE 3 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $46,956,906 and $53,424,568, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$11,559,452
Aggregate unrealized (depreciation) of investment securities	(4,338,701)
Net unrealized appreciation of investment securities	$7,220,751
Cost of investments for tax purposes is $96,422,676.

Invesco China Fund

Invesco Developing Markets Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2014

invesco.com/us	DVM-QTR-1 1/14	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–92.22%

Brazil–18.78%

Arcos Dorados Holdings, Inc. -Class A	4,526,827	$40,107,687
Banco Bradesco S.A. -ADR	8,794,783	92,609,065
BM&FBovespa S.A.	18,417,000	73,200,858
BR Malls Participacoes S.A.	6,631,300	41,775,431
CETIP S.A. - Mercados Organizados	6,998,200	67,000,340
Cielo S.A.	2,504,707	66,686,993
Diagnosticos da America S.A.	10,226,100	62,980,705
Duratex S.A.	11,242,824	55,216,953
Fleury S.A.	7,058,500	53,974,356
Petroleo Brasileiro S.A. -ADR	1,939,231	23,076,849
Totvs S.A.	2,596,400	34,122,946
Wilson Sons Ltd. -BDR	962,600	11,170,756
		621,922,939

China–14.74%

Baidu, Inc. -ADR(a)	395,668	61,922,042
Belle International Holdings Ltd.	38,486,000	40,954,433
China Mobile Ltd.	6,761,000	64,485,439
CNOOC Ltd.	30,736,000	47,523,994
Golden Eagle Retail Group Ltd.	30,301,000	41,370,282
Industrial & Commercial Bank of China Ltd. -Class H	164,848,000	101,044,611
Lee & Man Paper Manufacturing Ltd.	80,495,000	54,354,781
NetEase, Inc. -ADR(a)	464,312	34,809,471
Stella International Holdings Ltd.	11,189,000	26,344,692
Want Want China Holdings Ltd.	11,449,000	15,332,270
		488,142,015

Czech Republic–0.59%

CEZ A.S.	776,574	19,648,127

Egypt–0.38%

Centamin PLC (a)	5,153,882	3,655,564
Egyptian Financial Group-Hermes Holding (a)	5,456,990	8,870,351
		12,525,915

Hong Kong–1.94%

Galaxy Entertainment Group Ltd. (a)	6,601,000	64,137,520

Hungary–1.54%

Richter Gedeon Nyrt	2,523,000	51,090,273

Indonesia–8.99%

PT Bank Central Asia Tbk	24,954,000	20,320,656
PT Bank Mandiri Persero Tbk	121,601,000	86,927,385
PT Indocement Tunggal Prakarsa Tbk	14,562,000	26,556,944
PT Perusahaan Gas Negara Persero Tbk	175,751,000	67,966,898
PT Telekomunikasi Indonesia Persero Tbk	519,098,000	95,842,827
		297,614,710

	Shares	Value

Israel–2.48%

Israel Chemicals Ltd.	5,276,457	$43,222,584
Teva Pharmaceutical Industries Ltd. -ADR	868,015	38,739,509
		81,962,093

Malaysia–1.96%

Public Bank Berhad	11,351,900	64,852,478

Mexico–6.99%

America Movil S.A.B. de C.V. -Series L -ADR	1,558,121	33,125,652
Fomento Economico Mexicano, S.A.B. de C.V. -ADR	676,641	61,060,084
Grupo Financiero BanCrecer S.A. de C.V. -Series B (a)	1	0
Grupo Televisa S.A.B. -ADR	3,195,646	92,865,473
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	17,356,970	44,576,259
		231,627,468

Nigeria–1.91%

Zenith Bank PLC	440,151,377	63,114,820

Peru–2.41%

Credicorp Ltd.	605,820	79,919,774

Philippines–4.77%

Ayala Corp.	2,132,132	24,767,018
Energy Development Corp.	246,329,900	28,535,569
Philippine Long Distance Telephone Co.	1,425,885	85,003,236
SM Investments Corp.	1,278,910	19,818,844
		158,124,667

Russia–5.93%

Gazprom OAO -ADR	4,879,035	40,227,602
Mobile TeleSystems OJSC -ADR	1,859,782	32,081,240
RN Holding OAO (a)	11,683,140	22,267,083
Sberbank of Russia	37,218,144	101,977,715
		196,553,640

South Africa–2.73%

Naspers Ltd. -Class N	683,990	70,228,912
Sasol Ltd.	418,828	20,130,680
		90,359,592

South Korea–3.57%

Hyundai Department Store Co., Ltd.	272,521	36,207,287
NAVER Corp.	33,083	20,730,315
Samsung Electronics Co., Ltd.	52,425	61,427,005
		118,364,607

Sweden–0.97%

Investment AB Kinnevik -Class B	819,413	32,121,752

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

	Shares	Value

Taiwan–2.61%

Taiwan Semiconductor Manufacturing Co. Ltd.	25,244,000	$86,486,813

Thailand–3.92%

Kasikornbank PCL	17,508,600	90,113,897
Siam Commercial Bank PCL (The)	8,852,600	39,794,884
		129,908,781

Turkey–4.06%

Anadolu Efes Biracilik ve Malt Sanayii A.S.	2,888,185	29,257,470
Eczacibasi Ilac Sanayi ve Ticaret A.S.	12,515,924	11,792,851
Haci Omer Sabanci Holding A.S.	20,260,068	66,948,026
Koza Altin Isletmeleri A.S.	1,250,000	10,741,427
Tupras-Turkiye Petrol Rafinerileri A.S.	962,408	15,858,488
		134,598,262

Turkmenistan–0.95%

Dragon Oil PLC	3,243,202	31,427,279
Total Common Stocks & Other Equity Interests (Cost $2,810,904,201)		3,054,503,525

Money Market Funds–7.31%

Liquid Assets Portfolio –Institutional Class (b)	121,118,684	121,118,684
Premier Portfolio –Institutional Class (b)	121,118,684	121,118,684
Total Money Market Funds (Cost $242,237,368)		242,237,368
TOTAL INVESTMENTS–99.53% (Cost $3,053,141,569)		3,296,740,893
OTHER ASSETS LESS LIABILITIES–0.47%		15,638,111
NET ASSETS–100.00%		$3,312,379,004

Investment Abbreviations:

ADR	—American Depositary Receipt
BDR	—Brazilian Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Developing Markets Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Developing Markets Fund

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2014, there were transfers from Level 1 to Level 2 of $649,220,788 and from Level 2 to Level 1 of $357,027,592, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$621,922,939	$--	$--	$621,922,939
China	228,931,926	259,210,089	--	488,142,015
Czech Republic	--	19,648,127	--	19,648,127
Egypt	12,525,915	--	--	12,525,915
Hong Kong	--	64,137,520	--	64,137,520
Hungary	--	51,090,273	--	51,090,273
Indonesia	--	297,614,710	--	297,614,710
Israel	81,962,093	--	--	81,962,093
Malaysia	64,852,478	--	--	64,852,478
Mexico	231,627,468	--	0	231,627,468
Nigeria	63,114,820	--	--	63,114,820
Peru	79,919,774	--	--	79,919,774
Philippines	28,535,569	129,589,098	--	158,124,667
Russia	134,058,955	62,494,685	--	196,553,640
South Africa	--	90,359,592	--	90,359,592
South Korea	--	118,364,607	--	118,364,607
Sweden	--	32,121,752	--	32,121,752
Taiwan	--	86,486,813	--	86,486,813
Thailand	90,113,897	39,794,884	--	129,908,781
Turkey	123,856,835	10,741,427	--	134,598,262
Turkmenistan	31,427,279	--	--	31,427,279
United States	242,237,368	--	--	242,237,368
Total Investments	$2,035,087,316	$1,261,653,577	$0	$3,296,740,893

Invesco Developing Markets Fund

NOTE 3 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $159,184,735 and $45,676,389, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$570,096,734
Aggregate unrealized (depreciation) of investment securities	(334,827,392)
Net unrealized appreciation of investment securities	$235,269,342
Cost of investments for tax purposes is $3,061,471,551.

Invesco Developing Markets Fund

Invesco Emerging Markets Equity Fund
Quarterly Schedule of Portfolio Holdings January 31, 2014

Schedule of Investments

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.22%

Brazil–11.36%

Companhia de Saneamento de Minas Gerais - Copasa MG	20,000	$260,859

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	48,100	284,677

Grendene S.A.	52,500	348,143

Itau Unibanco Holding S.A. -Preference Shares	50,520	634,013

Petroleo Brasileiro S.A. -ADR	39,673	444,734

Telefonica Brasil S.A. -Preference Shares	21,700	412,541

Vale S.A. -ADR(a)	36,004	489,654

		2,874,621

Chile–1.84%

Banco de Credito e Inversiones (BCI)	8,376	465,668

China–16.16%

China Agri-Industries Holdings Ltd.	677,000	300,603

China Construction Bank Corp. -Class H	936,000	643,231

China Mobile Ltd.	103,500	987,168

China Shenhua Energy Co. Ltd. -Class H	112,500	287,325

CNOOC Ltd.	379,000	586,010

Dongfeng Motor Group Co. Ltd. -Class H	362,000	528,519

KWG Property Holding Ltd.	484,000	252,200

Lenovo Group Ltd.	392,000	505,151

		4,090,207

Colombia–2.67%

Bancolombia S.A. -ADR	6,906	303,450

Pacific Rubiales Energy Corp.	24,505	372,481

		675,931

Hong Kong–1.33%

First Pacific Co. Ltd.	338,000	336,628

India–5.53%

Tata Motors Ltd. -ADR	21,626	602,284

WisdomTree India Earnings Fund -ETF(a)	49,200	795,564

		1,397,848

Indonesia–5.56%

PT Bank Rakyat Indonesia (Persero) Tbk	478,500	327,208

PT Indocement Tunggal Prakarsa Tbk	230,000	419,455

PT Telekomunikasi Indonesia Persero Tbk	1,522,000	281,012

PT United Tractors Tbk	239,000	378,642

		1,406,317

	Shares	Value

Mexico–3.04%

America Movil S.A.B. de C.V. -Series L	721,400	$769,128

Poland–0.99%

KGHM Polska Miedz S.A.	7,221	250,888

Russia–5.73%

Magnitogorsk Iron & Steel Works - REGS -GDR(b)(c)	75,792	198,272

Rosneft Oil Co. -REGS -GDR(b)	35,596	244,189

Sberbank of Russia -ADR	55,700	601,777

Sistema JSFC -REGS -GDR(b)	15,008	405,066

		1,449,304

South Africa–6.90%

Sasol Ltd.	8,601	413,401

Standard Bank Group Ltd.	31,019	326,895

Steinhoff International Holdings Ltd.	131,019	540,051

Tiger Brands Ltd.	19,442	466,121

		1,746,468

South Korea–20.93%

Dongbu Insurance Co., Ltd.	11,459	563,620

Hyundai Mobis	3,105	878,586

Hyundai Motor Co.	3,226	698,433

KT&G Corp.	7,241	506,267

POSCO	1,503	414,269

Samsung Electronics Co., Ltd.	1,071	1,254,904

Shinhan Financial Group Co., Ltd.	15,527	650,816

SK Telecom Co., Ltd. -ADR(a)	15,067	330,570

		5,297,465

Taiwan–6.22%

Hon Hai Precision Industry Co., Ltd.	233,900	652,940

Taiwan Semiconductor Manufacturing Co. Ltd.	269,000	921,603

		1,574,543

Thailand–3.35%

Bangkok Bank PCL -NVDR	91,400	472,447

PTT PCL	45,400	376,170

		848,617

Turkey–2.10%

TAV Havalimanlari Holding A.S.	37,598	283,542

Tofas Turk Otomobil Fabrikasi A.S.	52,374	246,923

		530,465

Turkmenistan–2.51%

Dragon Oil PLC	65,548	635,173

Total Common Stocks & Other Equity Interests (Cost $26,513,141)		24,349,271

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

	Shares	Value

Money Market Funds–0.86%

Liquid Assets Portfolio –Institutional Class (d)	108,297	$108,297

Premier Portfolio –Institutional Class (d)	108,297	108,297

Total Money Market Funds (Cost $216,594)		216,594

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–97.08% (Cost $26,729,735)		24,565,865

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–3.59%

Liquid Assets Portfolio - Institutional Class (Cost $909,500)(d)(e)	909,500	909,500

TOTAL INVESTMENTS–100.67% (Cost $27,639,235)		25,475,365

OTHER ASSETS LESS LIABILITIES–(0.67)%		(169,385)

NET ASSETS–100.00%		$25,305,980

Investment Abbreviations:

ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at January 31, 2014.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2014 was $847,527, which represented 3.35% of the Fund’s Net Assets.

(c)	Non-income producing security.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent

Invesco Emerging Markets Equity Fund

A.	Security Valuations – (continued)

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of

Invesco Emerging Markets Equity Fund

E.	Foreign Currency Translations – (continued)

dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2014, there were transfers from Level 1 to Level 2 of $8,326,156 and from Level 2 to Level 1 of $2,220,568, due to foreign fair value adjustments.

Invesco Emerging Markets Equity Fund

	Level 1	Level 2	Level 3	Total
Brazil	$2,874,621	$--	$--	$2,874,621
Chile	465,668	--	--	465,668
China	987,168	3,103,039	--	4,090,207
Colombia	675,931	--	--	675,931
Hong Kong	--	336,628	--	336,628
India	1,397,848	--	--	1,397,848
Indonesia	--	1,406,317	--	1,406,317
Mexico	769,128	--	--	769,128
Poland	250,888	--	--	250,888
Russia	847,527	601,777	--	1,449,304
South Africa	540,051	1,206,417	--	1,746,468
South Korea	330,570	4,966,895	--	5,297,465
Taiwan	--	1,574,543	--	1,574,543
Thailand	--	848,617	--	848,617
Turkey	--	530,465	--	530,465
Turkmenistan	635,173	--	--	635,173
United States	1,126,094	--	--	1,126,094
	$10,900,667	$14,574,698	$--	$25,475,365

NOTE 3 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $2,994,774 and $2,509,821, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,118,734
Aggregate unrealized (depreciation) of investment securities	(3,518,912)
Net unrealized appreciation (depreciation) of investment securities	$(2,400,178)
Cost of investments for tax purposes is $27,875,543.

Invesco Emerging Markets Equity Fund

Invesco Emerging Market Local Currency

Debt Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2014

invesco.com/us	EMLCD-QTR-1 1/14	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2014

(Unaudited)

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–89.25%(a)

Brazil–5.84%

Banco Safra S.A., Sr. Unsec. Notes, 10.25%, 08/08/16(b)	BRL	1,400,000	$541,072
Brazil Notas do Tesouro Nacional, Series F, Sr. Unsec. Notes, 10.00%, 01/01/17	BRL	1,100,000	429,760
Unsec. Notes, 10.00%, 01/01/21	BRL	3,700,000	1,335,297
Itau Unibanco Holding S.A., Sr. Unsec. Notes, 10.50%, 11/23/15(b)	BRL	1,150,000	468,284
			2,774,413

Colombia–1.07%

Empresas Publicas de Medellin, Sr. Unsec. Notes, 8.38%, 02/01/21(b)	COP	1,000,000,000	506,813

Costa Rica–1.88%

Republic of Costa Rica, Unsec. Bonds, 11.04%, 09/27/17(b)	CRC	237,500,000	500,229
9.43%, 06/29/22(b)	CRC	200,000,000	393,155
			893,384

Germany–0.74%

KFW, Tranche 1, Sr. Unsec. Gtd. Medium-Term Euro Notes, 14.50%, 01/26/17	TRY	720,000	349,904

Hungary–4.67%

Hungary Government Bond, Series 17/B, Unsec. Bonds, 6.75%, 02/24/17	HUF	348,500,000	1,595,764
Series 20/A, Unsec. Bonds, 7.50%, 11/12/20	HUF	130,000,000	619,545
			2,215,309

Luxembourg–1.77%

Bank of New York Mellon Luxembourg S.A., Series NG5, Sec. Medium-Term Euro Notes, 10.70%, 06/05/18(b)	NGN	150,000,000	838,833

Malaysia–10.24%

Malaysia Government Bond, Series 0111, Sr. Unsec. Bonds, 4.16%, 07/15/21	MYR	5,681,000	1,693,109

	Principal Amount		Value

Malaysia–(continued)

Series 0110, Sr. Unsec. Bonds, 3.84%, 08/12/15	MYR	3,925,000	$1,187,290
Series 0902, Sr. Unsec. Bonds, 4.38%, 11/29/19	MYR	6,500,000	1,979,155
			4,859,554

Mexico–11.47%

America Movil SAB de CV, Series 12, Sr. Unsec. Euro Notes, 6.45%, 12/05/22	MXN	33,600,000	2,285,363
Mexican Bonos, Series M, Unsec. Bonds, 8.00%, 12/07/23	MXN	14,000,000	1,152,695
Series M20, Sr. Unsec. Bonds, 10.00%, 12/05/24	MXN	21,350,000	2,006,801
			5,444,859

Peru–2.09%

Peruvian Government International Bond, Sr. Unsec. Notes, 8.20%, 08/12/26(b)	PEN	2,460,000	993,805

Philippines–0.45%

Philippine Government International Bond, Sr. Unsec. Global Bonds, 3.90%, 11/26/22	PHP	10,000,000	214,529

Poland–10.42%

Poland Government Bond, Series 1020, Unsec. Bonds, 5.25%, 10/25/20	PLN	1,600,000	529,743
Series 1021, Unsec. Bonds, 5.75%, 10/25/21	PLN	1,015,000	346,728
Series DS1015, Unsec. Bonds, 6.25%, 10/24/15	PLN	5,385,000	1,797,706
Series DS1017, Unsec. Bonds, 5.25%, 10/25/17	PLN	6,855,000	2,274,492
			4,948,669

Romania–1.70%

Romania Government Bond, Series 5Y, Unsec. Bonds, 5.90%, 07/26/17	RON	2,550,000	807,522

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Market Local Currency Debt Fund

	Principal Amount		Value

Russia–8.40%

AHML Finance Ltd., Unsec. Notes, 7.75%, 02/13/18(b)	RUB	45,000,000	$1,217,368
Russian Agricultural Bank OJSC Via RSHB Capital S.A, Sr. Unsec. Euro Loan Partcipation Notes, 7.88%, 02/07/18	RUB	13,500,000	364,903
Sr. Unsec. Medium-Term Euro Loan Participation Notes, 8.70%, 03/17/16	RUB	13,200,000	373,429
Russian Federal Bond- OFZ, Series 26207, Unsec. Bonds, 8.15%, 02/03/27	RUB	15,000,000	424,778
Series 6212, Unsec. Bond, 7.05%, 01/19/28	RUB	30,600,000	784,026
Russian Railways via RZD Capital PLC, REGS, Sr. Unsec. Euro Loan Participation Notes, 8.30%, 04/02/19(b)	RUB	30,000,000	821,393
			3,985,897

South Africa–6.29%

South Africa Government Bond, Series 2023, Unsec. Bonds, 7.75%, 02/28/23	ZAR	27,620,000	2,333,838
Series R208, Sr. Unsec. Bonds, 6.75%, 03/31/21	ZAR	7,975,000	650,696
			2,984,534

South Korea–0.25%

Export-Import Bank of Korea, Sr. Unsec. Notes, 8.30%, 03/15/14(b)	IDR	1,450,000,000	117,568

Supranational–4.68%

European Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 0.00%, 12/31/18(c)	ZAR	5,600,000	336,670
European Investment Bank, Series 1629/08, Sr. Unsec. Medium- Term Euro Notes, 9.63%, 04/01/15	TRY	2,060,000	898,433
International Bank for Reconstruction & Development, Series GDIF, Sr. Unsec. Medium-Term Euro Notes, 10.00%, 03/02/17	TRY	1,400,000	612,048
Unsec. Unsub. Medium-Term Euro Notes, 7.68%, 08/10/16	ZAR	4,250,000	376,309
			2,223,460

	Principal Amount			Value

Thailand–7.29%

Thailand Government Bond, Sr. Unsec. Bonds, 3.88%, 06/13/19	THB	32,575,000		$1,013,105
3.65%, 12/17/21	THB	70,800,000		2,126,045
Series ILB, Sr. Unsec. Bonds, 1.25%, 07/14/21	THB	10,800,000		321,079
				3,460,229

Turkey–3.60%

Akbank TAS, Sr. Unsec. Notes, 7.50%, 02/05/18(b)	TRY	1,580,000		588,638
Turkey Government Bond, Unsec. Bonds, 11.00%, 08/06/14	TRY	490,000		217,897
10.50%, 01/15/20	TRY	60,000		26,953
7.10%, 03/08/23	TRY	863,000		317,622
Series CPI, Unsec. Bonds, 5.21%, 04/01/20	TRY	650,000	(d)	384,868
3.40%, 02/23/22	TRY	360,000	(d)	173,957
				1,709,935

United Kingdom–2.46%

Barclays Bank PLC, Series FR52, Sr. Unsec. Medium-Term Euro Notes, 10.50%, 08/19/30(b)	IDR	13,200,000,000		1,170,275

United States–3.94%

JP Morgan Chase Bank N.A., Unsec. Medium-Term Euro Notes, 8.25%, 06/17/32(b)	IDR	4,000,000,000		290,422
Morgan Stanley, Series G, Sr. Unsec. Medium-Term Euro Notes, 8.44%, 12/28/15	MXN	20,000,000		1,580,152
				1,870,574
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $49,889,268)				42,370,066

	Shares

Money Market Funds–6.07%

Liquid Assets Portfolio –Institutional Class (e)		1,441,470		1,441,470
Premier Portfolio –Institutional Class (e)		1,441,469		1,441,469
Total Money Market Funds (Cost $2,882,939)				2,882,939
TOTAL INVESTMENTS–95.32% (Cost $52,772,207)				45,253,005
OTHER ASSETS LESS LIABILITIES–4.68%				2,220,802
NET ASSETS–100.00%				$47,473,807

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Market Local Currency Debt Fund

BRL	—Brazilian Real
COP	—Colombian Peso
CRC	—Costa Rican Colon
Gtd.	—Guaranteed
HUF	—Hungary Forint
IDR	—Indonesian Rupiah
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
PEN	—Peru Nuevo Sol
PHP	—Philippines Peso

Investment Abbreviations:

PLN	—Poland Zloty
REGS	—Regulation S
RON	—Romanian Leu
RUB	—Russian Rouble
Sec.	—Secured
Sr.	—Senior
THB	—Thailand Baht
TRY	—New Turkish Lire
Unsec.	—Unsecured
Unsub.	—Unsubordinated
ZAR	—South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2014 was $8,447,855, which represented 17.79% of the Fund’s Net Assets.
(c)	Zero coupon bond issued at a discount.
(d)	Principal amount of security and interest payments are adjusted for inflation.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Market Local Currency Debt Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Emerging Market Local Currency Debt Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond Premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Emerging Market Local Currency Debt Fund

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,882,939	$--	$--	$2,882,939
Corporate Debt Securities	--	1,870,574	--	1,870,574
Foreign Debt Securities	--	12,089,458	--	12,089,458
Foreign Government Debt Securities	--	28,410,034	--	28,410,034
Total Investments	$2,882,939	$42,370,066	$--	$45,253,005

NOTE 3 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $1,207,324 and $3,847,222, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$373,664
Aggregate unrealized (depreciation) of investment securities	(7,892,866)
Net unrealized appreciation (depreciation) of investment securities	$(7,519,202)
Cost of investments is the same for tax and financial reporting purposes.

Invesco Emerging Market Local Currency Debt Fund

Invesco Endeavor Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2014

invesco.com/us	END-QTR-1 1/14	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–77.41%

Airlines–1.53%

Ryanair Holdings PLC -ADR (Ireland)(b)	148,800	$7,030,800

Apparel Retail–2.40%

Francesca’s Holdings Corp. (b)	580,579	11,031,001

Application Software–2.06%

Autodesk, Inc. (b)	184,886	9,475,408

Brewers–2.83%

Molson Coors Brewing Co. -Class B	246,908	12,997,237

Building Products–1.92%

Kingspan Group PLC (Ireland)	461,678	8,819,397

Communications Equipment–1.93%

Plantronics, Inc.	206,272	8,855,257

Construction & Engineering–9.53%

Orion Marine Group, Inc. (b)(c)	1,649,133	18,470,290
Pike Corp. (b)	1,517,455	15,993,976
Quanta Services, Inc. (b)	300,248	9,358,730
		43,822,996

Environmental & Facilities Services–3.28%

Newalta Corp. (Canada)	1,012,074	15,074,796

Health Care Distributors–2.26%

Patterson Cos. Inc.	260,000	10,389,600

Health Care Equipment–3.73%

Zimmer Holdings, Inc.	182,381	17,138,343

Home Entertainment Software–2.21%

Activision Blizzard, Inc.	593,290	10,163,058

Industrial Conglomerates–2.52%

DCC PLC (Ireland)	254,531	11,568,706

IT Consulting & Other Services–3.97%

Cognizant Technology Solutions Corp. -Class A (b)	188,262	18,246,353

Leisure Facilities–0.47%

International Speedway Corp. -Class A	64,914	2,179,163

Life & Health Insurance–2.76%

Unum Group	394,920	12,716,424

Managed Health Care–2.44%

UnitedHealth Group Inc.	155,306	11,225,518

	Shares	Value

Multi-Line Insurance–2.64%

Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	258,042	$12,162,799

Oil & Gas Drilling–2.76%

Patterson-UTI Energy, Inc.	494,266	12,697,694

Oil & Gas Exploration & Production–6.55%

Devon Energy Corp.	170,289	10,084,514
Ultra Petroleum Corp. (b)	835,563	20,011,734
		30,096,248

Paper Products–0.44%

Fortress Paper Ltd. -Class A (Canada)(b)	575,700	2,005,491

Real Estate Management & Development–3.07%

Brookfield Office Properties, Inc.	498,995	9,316,236
Brookfield Property Partners L.P.	254,087	4,814,949
		14,131,185

Research & Consulting Services–2.05%

FTI Consulting, Inc. (b)	254,620	9,438,763

Semiconductor Equipment–2.88%

Ultratech, Inc. (b)	523,867	13,253,835

Semiconductors–4.10%

International Rectifier Corp. (b)	724,318	18,839,511

Trading Companies & Distributors–5.31%

Grafton Group PLC (Ireland)(d)	954,395	9,326,721
Titan Machinery, Inc. (b)	925,357	15,083,319
		24,410,040

Trucking–1.77%

Con-way Inc.	211,300	8,128,711
Total Common Stocks & Other Equity Interests (Cost $275,376,048)		355,898,334

Money Market Funds–21.62%

Liquid Assets Portfolio –Institutional Class (e)	49,692,785	49,692,785
Premier Portfolio –Institutional Class (e)	49,692,784	49,692,784
Total Money Market Funds (Cost $99,385,569)		99,385,569

TOTAL INVESTMENTS–99.03% (Cost $374,761,617)		455,283,903
OTHER ASSETS LESS LIABILITIES–0.97%		4,441,092
NET ASSETS–100.00%		$459,724,995

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Investment Abbreviations:

ADR	—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of January 31, 2014 represented 4.02% of the Fund’s Net Assets. See Note 3.

(d)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Endeavor Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Endeavor Fund

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$443,121,104	$12,162,799	$--	$455,283,903

NOTE 3 -- Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2014.

		Value 10/31/13	Purchases at Cost		Proceeds from Sales		Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)		Value 01/31/14	Dividend Income
Orion Marine Group, Inc.	$	20,614,163	$--	$	--	$	(2,143,873)	$	--	$	18,470,290	$--

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $17,549,714 and $19,466,059, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$97,229,732
Aggregate unrealized (depreciation) of investment securities	(17,031,297)
Net unrealized appreciation of investment securities	$80,198,435
Cost of investments for tax purposes is $375,085,468.

Invesco Endeavor Fund

Invesco Global Health Care Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2014

invesco.com/us	GHC-QTR-1 1/14	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–95.70%

Biotechnology–25.13%

ACADIA Pharmaceuticals Inc. (b)	322,242	$7,508,239

Alexion Pharmaceuticals, Inc. (b)	317,150	50,341,219

Biogen Idec Inc. (b)	157,754	49,320,210

BioMarin Pharmaceutical Inc. (b)	339,649	23,395,023

Celgene Corp. (b)	244,845	37,199,301

Celldex Therapeutics Inc. (b)	398,967	10,285,369

Evolutionary Genomics/GenoPlex, Inc. (Acquired 09/15/97-05/25/12; Cost $408,490)(b)(c)(d)	9,944	0

Exact Sciences Corp. (b)	773,359	10,053,667

Gilead Sciences, Inc. (b)	847,012	68,311,518

Incyte Corp. (b)	372,595	24,412,424

Insmed, Inc. (b)	267,100	5,454,182

Intercept Pharmaceuticals Inc. (b)	45,000	13,539,600

Keryx Biopharmaceuticals, Inc. (b)	671,551	10,328,454

Medivation Inc. (b)	302,288	24,062,125

NewLink Genetics Corp. (b)	217,440	8,049,629

NPS Pharmaceuticals, Inc. (b)	526,683	18,844,718

Vanda Pharmaceuticals Inc. (b)	865,662	11,530,618

Vertex Pharmaceuticals Inc. (b)	264,816	20,931,057
		393,567,353

Drug Retail–1.34%

CVS Caremark Corp.	225,243	15,253,456

Raia Drogasil S.A. (Brazil)	945,978	5,696,726
		20,950,182

Health Care Distributors–4.15%

Cardinal Health, Inc.	351,115	23,882,842

McKesson Corp.	235,674	41,103,903
		64,986,745

Health Care Equipment–5.60%

Abbott Laboratories	535,140	19,618,232

Covidien PLC	301,540	20,577,090

Olympus Corp. (Japan)(b)	717,200	21,072,303

ResMed Inc.	260,518	11,361,190

Wright Medical Group, Inc. (b)	493,227	14,999,033
		87,627,848

Health Care Facilities–7.59%

Community Health Systems Inc. (b)	681,150	28,206,421

HCA Holdings, Inc. (b)	770,750	38,745,602

Tenet Healthcare Corp. (b)	630,482	29,008,477

Universal Health Services, Inc. -Class B	279,586	22,931,644
		118,892,144

Health Care Services–3.99%

Air Methods Corp. (b)	309,568	15,921,082

	Shares	Value

Health Care Services–(continued)

Express Scripts Holding Co. (b)	566,246	$42,292,914

Innovacare Inc. (Puerto Rico) (Acquired 12/12/12; Cost $3,158,532)(b)(c)	805,748	4,230,177

		62,444,173

Health Care Technology–0.51%

HMS Holdings Corp. (b)	345,266	7,951,476

Life Sciences Tools & Services–2.89%

Thermo Fisher Scientific, Inc.	257,902	29,694,836

Waters Corp. (b)	144,120	15,603,873
		45,298,709

Managed Health Care–3.34%

Aetna Inc.	341,105	23,307,705

Qualicorp S.A. (Brazil)(b)(c)	791,200	6,719,035

UnitedHealth Group Inc.	308,879	22,325,774
		52,352,514

Pharmaceuticals–41.16%

AbbVie Inc.	734,660	36,167,312

Allergan, Inc.	204,864	23,477,414

Auxilium Pharmaceuticals Inc. (b)	759,948	19,439,470

Bayer AG (Germany)	312,053	41,081,189

Bristol-Myers Squibb Co.	773,684	38,660,989

Endo Health Solutions Inc. (b)	384,441	25,326,973

GlaxoSmithKline PLC -ADR (United Kingdom)	713,517	36,774,666

Hikma Pharmaceuticals PLC (United Kingdom)	838,443	16,552,574

Jazz Pharmaceuticals PLC (b)	158,510	24,039,627

Johnson & Johnson	398,229	35,231,320

Locus Pharmaceuticals, Inc. (Acquired 11/21/00-05/09/07; Cost $6,852,940)(b)(c)(d)	258,824	0

Mylan Inc. (b)	519,669	23,598,169

Nektar Therapeutics (b)	766,850	10,429,160

Nippon Shinyaku Co., Ltd. (Japan)	834,000	16,292,115

Novartis AG -ADR (Switzerland)	701,780	55,489,745

Pfizer Inc.	2,039,989	62,015,666

Repros Therapeutics Inc. (b)	266,788	5,002,275

Roche Holding AG (Switzerland)	214,814	59,057,267

Sanofi -ADR (France)	1,243,725	60,818,152

Shire PLC -ADR (Ireland)	106,657	15,958,020

Teva Pharmaceutical Industries Ltd. -ADR (Israel)	536,922	23,962,829

Zoetis Inc.	499,233	15,156,714

		644,531,646
Total Common Stocks & Other Equity Interests (Cost $890,859,247)		1,498,602,790

See accompanying notes which are an integral part of this schedule.

Invesco Global Health Care Fund

	Shares	Value

Preferred Stock–0.00%

Health Care Equipment–0.00%

Intact Medical Corp., Series C, Pfd. (Acquired 03/26/01; Cost $2,000,001)(b)(c)(d)	2,439,026	$0

Money Market Funds–3.36%
Liquid Assets Portfolio –Institutional Class (e)	26,344,871	26,344,871
Premier Portfolio –Institutional Class (e)	26,344,871	26,344,871
Total Money Market Funds (Cost $52,689,742)		52,689,742
TOTAL INVESTMENTS–99.06% (Cost $945,548,990)		1,551,292,532
OTHER ASSETS LESS LIABILITIES–0.94%		14,691,826
NET ASSETS–100.00%		$1,565,984,358

Investment Abbreviations:

ADR	—American Depositary Receipt
Pfd.	—Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2014 was $10,949,212, which represented less than 1% of the Fund’s Net Assets.

(d)	Security is considered venture capital. See Note 1F.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Global Health Care Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Global Health Care Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
F.	Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

Invesco Global Health Care Fund

F.	Other Risks – (continued)

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2014, there were transfers from Level 1 to Level 2 of $62,153,492 and from Level 2 to Level 1 of $59,057,268, due to foreign fair value adjustments, additionally, there were transfers from Level 2 to Level 3 of $4,230,177, due to security low volume trading.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,468,616,748	$78,445,607	$4,230,177	$1,551,292,532
Forward Foreign Currency Contracts*	—	232,337	—	232,337
Total Investments	$1,468,616,748	$78,677,944	$4,230,177	$1,551,524,869

* Unrealized appreciation.

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
2/07/2014	Citibank Capital	CHF	36,735,300	USD	40,428,883	$40,513,597	$(84,714)
2/07/2014	Citibank Capital	EUR	24,311,900	USD	33,104,420	32,787,369	317,051
Total open forward foreign currency contracts							$232,337

Currency Abbreviations:

CHF — Swiss Franc

EUR — Euro

USD — U.S. Dollar

Invesco Global Health Care Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $149,170,677 and $141,180,116, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$621,437,595
Aggregate unrealized (depreciation) of investment securities	(16,609,512)
Net unrealized appreciation of investment securities	$604,828,083
Cost of investments for tax purposes is $946,464,449.

Invesco Global Health Care Fund

Invesco Global Market Neutral Fund Quarterly Schedule of Portfolio Holdings January 31, 2014

Schedule of Investments

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–89.59%

Australia–1.76%

Arrium Ltd.	33,807	$45,681

Flight Centre Travel Group Ltd.	1,838	76,022

Fortescue Metals Group Ltd.	6,735	31,414

Ramsay Health Care Ltd.	685	26,204

		179,321

Canada–6.18%

Agnico-Eagle Mines Ltd.	1,000	31,119

Baytex Energy Corp.	600	21,903

Canadian Natural Resources Ltd.	1,700	55,741

Encana Corp.	2,200	39,544

Kinross Gold Corp.	7,200	33,033

Methanex Corp.	2,500	149,511

Mullen Group Ltd.	2,900	70,300

Penn West Petroleum Ltd.	8,700	65,066

Stantec Inc.	1,500	91,282

Suncor Energy, Inc.	1,500	49,277

Teck Resources Ltd. -Class B	900	21,656

		628,432

Denmark–0.96%

GN Store Nord AS	4,105	97,346

Finland–0.90%

UPM-Kymmene Oyj	5,992	91,801

France–1.64%

Plastic Omnium S.A.	1,158	29,949

Valeo S.A.	1,229	137,211

		167,160

Germany–3.77%

Continental A.G.	828	178,383

ProSiebenSat.1 Media AG	1,768	79,231

Rheinmetall AG	348	22,307

United Internet AG	2,381	104,101

		384,022

Ireland–1.58%

Shire PLC	3,213	160,717

	Shares	Value

Israel–0.88%

“Bezeq” The Israeli Telecommunication Corp. Ltd.	27,543	$42,226

Delek Group Ltd.	133	47,551

		89,777

Japan–16.92%

Alfresa Holdings Corp.	700	39,718

Aoyama Trading Co., Ltd.	3,600	92,967

Asahi Glass Co., Ltd.	5,000	28,224

Dai Nippon Printing Co., Ltd.	4,000	39,595

Daihatsu Motor Co., Ltd.	5,700	88,706

Daito Trust Construction Co., Ltd.	1,200	113,262

DeNA Co., Ltd.	2,600	49,584

Denki Kagaku Kogyo Kabushiki Kaisha	8,000	30,857

JX Holdings, Inc.	21,900	105,200

Marubeni Corp.	23,000	160,229

Medipal Holdings Corp.	7,500	108,705

Namco Bandai Holdings Inc.	2,300	51,696

Nippon Electric Glass Co., Ltd.	8,000	36,039

Nippon Telegraph & Telephone Corp.	2,700	145,536

Nomura Research Institute, Ltd.	900	29,402

Ricoh Co., Ltd.	2,000	20,982

Sumitomo Forestry Co., Ltd.	6,100	65,641

Suzuken Co., Ltd.	4,500	155,221

TDK Corp.	600	27,051

Tokyo Gas Co., Ltd.	15,000	75,100

Toppan Printing Co. Ltd.	6,000	43,750

Trend Micro Inc.	2,700	83,013

West Japan Railway Co.	3,200	130,774

		1,721,252

Macau–1.14%

MGM China Holdings Ltd.	29,200	115,464

Netherlands–3.07%

NXP Semiconductors N.V. (a)	1,700	82,195

Randstad Holding N.V.	3,006	190,799

SBM Offshore N.V. (a)	2,020	38,877

		311,871

New Zealand–0.24%

Telecom Corp. of New Zealand Ltd.	13,027	24,754

Norway–0.89%

DnB NOR A.S.A.	3,810	64,396

Marine Harvest ASA	2,296	26,453

		90,849

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

Spain–0.68%

Gamesa Corporacion Tecnologica, S.A (a)	6,311	$69,365

Sweden–2.17%

Intrum Justitia AB	4,155	117,310

Trelleborg AB -Class B	5,201	103,719

		221,029

Switzerland–2.22%

Adecco S.A.	484	38,030

Georg Fischer AG	214	146,906

OC Oerlikon Corporation AG	2,611	41,061

		225,997

United Kingdom–5.55%

Britvic PLC	8,362	95,166

BT Group PLC	9,246	58,256

EnQuest PLC (a)	21,874	46,454

ITV PLC	53,241	171,972

Next PLC	1,875	193,020

		564,868

United States–39.04%

Activision Blizzard, Inc.	1,200	20,556

AECOM Technology Corp. (a)	2,000	57,340

AES Corp. (The)	3,100	43,586

Alliant Techsystems Inc.	1,300	186,810

Amgen Inc.	1,600	190,320

AOL Inc. (a)	1,000	46,080

Archer-Daniels-Midland Co.	4,200	165,816

Best Buy Co., Inc.	3,600	84,744

Brocade Communications Systems, Inc. (a)	11,300	105,542

CA, Inc.	5,600	179,648

Celgene Corp. (a)	200	30,386

Chesapeake Energy Corp.	6,900	185,679

Cisco Systems, Inc.	8,800	192,808

ConocoPhillips	2,600	168,870

Deckers Outdoor Corp. (a)	1,200	93,540

Devon Energy Corp.	800	47,376

Everest Re Group, Ltd.	800	115,808

GameStop Corp. -Class A	3,700	129,759

Hewlett-Packard Co.	5,400	156,600

HollyFrontier Corp.	600	27,780

Lexmark International, Inc. -Class A	5,500	215,545

Lincoln National Corp.	800	38,424

Live Nation Entertainment Inc. (a)	1,700	36,159

Manpowergroup Inc.	900	70,110

Marvell Technology Group Ltd.	11,000	164,230

NetApp, Inc.	3,100	131,254

Northrop Grumman Corp.	1,600	184,880

NVIDIA Corp.	3,700	58,090

Oshkosh Corp.	700	37,898

Pitney Bowes Inc.	1,400	35,252

R. R. Donnelley & Sons Co.	5,800	107,126

Raytheon Co.	1,400	133,098

Safeway Inc.	1,300	40,612

	Shares	Value

United States–(continued)

SEACOR Holdings Inc. (a)	2,000	$168,360

United Therapeutics Corp. (a)	800	82,096

VeriSign, Inc. (a)	1,900	111,625

Western Refining, Inc.	3,300	129,063

		3,972,870

Total Common Stocks & Other Equity Interests (Cost $9,076,138)		9,116,895

Money Market Funds–8.40%

Liquid Assets Portfolio –Institutional Class(b)	427,189	427,189

Premier Portfolio –Institutional Class(b)	427,190	427,190

Total Money Market Funds (Cost $854,379)		854,379

TOTAL INVESTMENTS–97.99% (Cost $9,930,517)		9,971,274

OTHER ASSETS LESS LIABILITIES–2.01%		204,469

NET ASSETS–100.00%		$10,175,743

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Total Return Swap Agreements Outstanding at January 31, 2014
Reference Entity	Counterparty	Expiration Date	Floating Rate (1)	Notional Value	Unrealized Appreciation		Net Value of Reference Entities
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	AUD-Overnight Rate	AUD (128,491)	$1,698		$(96,707)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	Bank of Canada Overnight Lending Rate	CAD (730,618)	103		(730,424)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	Tom-Next Overnight Index Swap Rate for Swiss Franc	CHF (167,319)	17,015		(150,493)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	Euro Overnight Index Average	EUR (256,711)	19,551		(447,537)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	Euro Overnight Index Average	EUR (374,099)	35,659		(645,046)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	GBP Sterling Overnight Index Average	GBP (323,234)	51,656		(822,000)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	Overnight Rate calculated by Hong Kong Broker Association	HKD (137,148)	10,837		(126,309)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	Overnight Rate calculated by Hong Kong Broker Association	JPY (1,890,747)	128,251		(1,761,667)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	Stockholm InterBank Offered Rate	SEK (206,368)	8,933		(197,602)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	Association of Banks Singapore (ABS) Swap Offer Rate	SGD (61,142)	6,766		(54,829)
Equity Securities Short	Morgan Stanley Capital Services LLC	12/24/15	Federal Funds Floating Rate	USD (4,125,186)	143,168		(4,067,641)
					$423,637	(2)	$(9,100,255)

  Abbreviations:

AUD – Australian Dollar	GBP – British Pound	SEK – Swedish Krona
CAD – Canadian Dollar	HKD – Hong Kong Dollar	SGD – Singapore Dollar
CHF – Swiss Franc	JPY – Japanese Yen	USD – United States Dollar
EUR – Euro	NOK – Norwegian Krone

(1)	The Fund receives or pays the total return on a portfolio of short positions underlying the total return swap and pays or receives a specific rate which is denominated in various currencies based on the currencies of the securities underlying the total return swap.
(2)	Amount includes $(895) of dividends and financing income payable from the Fund to the counterparty.

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the equity swap basket with Morgan Stanley Capital Services LLC as of January 31, 2014.

	Shares	Value

Reference Entity - Short
Australia
Incitec Pivot Ltd.	(38,640)	$(96,707)

Canada
Athabasca Oil Corp.	(25,000)	(179,341)

Enbridge Inc.	(2,400)	(100,758)

Paramount Resources Ltd.	(2,700)	(101,595)

Secure Energy Services Inc.	(8,500)	(123,783)

Tourmaline Oil Corp.	(4,400)	(186,026)

Trican Well Service Ltd.	(3,400)	(38,921)

		(730,424)

Germany
Deutsche Wohnen AG	(3,306)	(61,951)

MorphoSys AG	(417)	(36,531)

MTU Aero Engines AG	(1,261)	(111,983)

Sky Deutschland AG	(9,939)	(90,489)

Volkswagen AG	(578)	(146,583)

		(447,537)

Hong Kong
Esprit Holdings Ltd.	(33,500)	(63,170)

Shangri-La Asia Ltd.	(38,000)	(63,139)

		(126,309)

Japan
Advantest Corp.	(2,700)	(29,016)

Asics Corp.	(1,900)	(33,233)

Fast Retailing Co., Ltd.	(100)	(37,301)

Hokkaido Electric Power Co. Inc.	(2,500)	(26,451)

Hulic Co. Ltd.	(4,200)	(53,975)

Isetan Mitsukoshi Holdings Ltd.	(10,300)	(132,467)

Keyence Corp.	(300)	(124,821)

Kintetsu Corp.	(8,000)	(27,719)

Kyushu Electric Power Co. Inc.	(1,800)	(20,912)

M3, Inc.	(13)	(38,490)

Mazda Motor Corp.	(31,000)	(152,011)

MISUMI Group Inc.	(1,000)	(29,059)

Mitsubishi Estate Co. Ltd.	(5,000)	(124,547)

Nintendo Co., Ltd.	(1,200)	(142,703)

OKUMA Corp.	(2,000)	(19,614)

Olympus Corp.	(5,800)	(173,143)

Ono Pharmaceutical Co., Ltd.	(1,900)	(166,066)

Sawai Pharmaceutical Co., Ltd.	(1,100)	(65,998)

Sharp Corp.	(11,000)	(38,113)

SoftBank Corp.	(600)	(44,414)

Sugi Holdings Co., Ltd.	(2,500)	(100,445)

Sumitomo Realty & Development Co., Ltd.	(1,000)	(44,945)

Unicharm Corp.	(1,400)	(77,009)

	Shares	Value

Reference Entity – Short – (continued)
Japan – (continued)
Yamaha Motor Co., Ltd.	(4,400)	$(59,215)

		(1,761,667)

Supranational
Dassault Systemes S.A.	(329)	(39,004)

Galp Energia, SGPS, S.A.	(5,967)	(92,381)

Heineken NV	(1,251)	(76,358)

Ipsos	(729)	(31,278)

Remy Cointreau SA	(2,283)	(170,507)

Koninklijke Vopak NV	(2,977)	(163,723)

Wartsila OYJ	(1,322)	(71,795)

		(645,046)

Singapore
Jardine Cycle & Carriage Ltd.	(2,000)	(54,829)

Sweden
Volvo AB	(14,917)	(197,602)

Switzerland
Syngenta AG	(425)	(150,493)

United Kingdom
Aggreko PLC	(2,267)	(57,611)

G4S PLC	(15,846)	(62,202)

Intertek Group PLC	(3,740)	(174,106)

Melrose Industries PLC	(39,979)	(203,264)

Monitise PLC	(56,202)	(61,436)

Ophir Energy PLC	(17,705)	(81,315)

Polyus Gold International Ltd.	(9,397)	(28,731)

UBM PLC	(11,051)	(123,526)

Weir Group PLC (The)	(866)	(29,809)

		(822,000)

United States
Alexander & Baldwin Inc.	(2,100)	(82,193)

Amazon.com, Inc.	(100)	(35,869)

Arthur J Gallagher & Co.	(500)	(23,115)

Atwood Oceanics. Inc.	(600)	(28,440)

Beacon Roofing Supply, Inc.	(2,100)	(79,359)

BioMarin Pharmaceutical Inc.	(2,200)	(151,536)

Carpenter Technology Corp.	(400)	(23,244)

Cepheid, Inc.	(2,300)	(121,578)

Clean Harbors, Inc.	(500)	(28,040)

ConAgra Foods, Inc.	(2,400)	(76,296)

Cypress Semiconductor Corp.	(11,400)	(114,456)

D.R. Horton, Inc.	(1,100)	(25,828)

Darden Restaurants, Inc.	(400)	(19,776)

Duke Energy Corp.	(700)	(49,434)

Equinix, Inc.	(1,000)	(185,200)

Fastenal Co.	(3,800)	(166,934)

Fresh Market, Inc. (The)	(1,100)	(38,456)

Genesee & Wyoming Inc.	(1,300)	(117,442)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

Reference Entity – Short – (continued)
United States – (continued)
Gulfport Energy Corp.	(2,600)	$(158,470)

Haemonetics Corp.	(2,700)	(102,303)

Hertz Global Holdings, Inc.	(1,100)	(28,622)

Kinder Morgan Management, LLC	(2,442)	(184,347)

Lennar Corp.	(2,600)	(104,416)

Liberty Global PLC	(1,000)	(79,930)

Life Time Fitness, Inc.	(1,400)	(57,624)

Martin Marietta Materials, Inc.	(200)	(21,802)

Markel Corp.	(300)	(161,742)

National Instruments Corp.	(6,000)	(174,000)

NCR Corp.	(1,700)	(59,823)

NetSuite Inc.	(700)	(73,626)

Ocwen Financial Corp.	(600)	(26,484)

ONEOK, Inc.	(1,100)	(75,339)

Owens Corning Inc.	(1,700)	(64,855)

Panera Bread Co.	(700)	(118,349)

Pentair Ltd.	(600)	(44,598)

PVH Corp.	(400)	(48,348)

Rackspace Hosting, Inc.	(2,900)	(105,589)

RF Micro Devices, Inc.	(5,900)	(31,447)

Salesforce.com, Inc.	(400)	(24,212)

SBA Communications Corp.	(1,300)	(120,575)

Semtech Corp.	(1,700)	(38,777)

Susquehanna Bancshares, Inc.	(1,900)	(20,577)

Howard Hughes Corp. (The)	(200)	(24,954)

Madison Square Garden Co. (The)	(400)	(23,212)

Trimble Navigation Ltd.	(4,700)	(151,951)

Triumph Group, Inc.	(2,400)	(164,208)

Ulta Salon, Cosmetics & Fragrance, Inc.	(1,000)	(85,710)

Ultimate Software Group, Inc. (The)	(200)	(32,646)

ViaSat, Inc.	(3,000)	(178,530)

Vitamin Shoppe, Inc.	(1,000)	(44,820)

Woodward Inc.	(1,600)	(68,559)

		(4,067,641)

Total Reference Entity - Short – Morgan Stanley Capital Services LLC		(9,100,255)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

Invesco Global Market Neutral Fund

B.	Securities Transactions and Investment Income – (continued).

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed.

When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party make payments based on a set rate, either fixed or variable, while the other party make payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing income payable from the counterparty.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap

Invesco Global Market Neutral Fund

agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

G.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
H.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$31,414	$147,907	$--	$179,321
Canada	628,432	--	--	628,432
Denmark	97,346	--	--	97,346
Finland	--	91,801	--	91,801
France	--	167,160	--	167,160
Germany	282,484	101,538	--	384,022
Ireland	160,717	--	--	160,717
Israel	89,777	--	--	89,777
Japan	--	1,721,252	--	1,721,252
Macau	115,464	--	--	115,464
Netherlands	82,195	229,676	--	311,871
New Zealand	24,754	--	--	24,754
Norway	64,396	26,453	--	90,849
Spain	69,365	--	--	69,365
Sweden	117,310	103,719	--	221,029
Switzerland	146,906	79,091	--	225,997
United Kingdom	230,228	334,640	--	564,868
United States	4,827,249	--	--	4,827,249
	$6,968,037	$3,003,237	$--	$9,971,274
Swap Agreements*	--	423,637	--	423,637
Total Investments	$6,968,037	$3,426,874	$--	$10,394,911
*	Unrealized appreciation.

Invesco Global Market Neutral Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2014:

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Equity risk
Swap agreements (a)	$423,637	$--

(a)	Includes cumulative appreciation of swap agreements.

Effect of Derivative Investments for the period December 19, 2013 (commencement date) through January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain (Loss)
Total return risk	$(267,304)
Change in Unrealized Appreciation
Total return risk	423,637
Total	$156,333

The table below summarizes the average notional value of total return swaps during the period.

AUD	–	(106,724)
CAD	–	(784,066)
CHF	–	(149,561)
EUR - Germany	–	(336,428)
EUR - Supranational	–	(494,105)
GBP	–	(497,298)
HKD	–	(1,072,432)
JPY	–	(190,572,587)
NOK	–	(847,152)
SEK	–	(1,285,394)
SGD	–	(78,060)
USD	–	$ (4,181,269)

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 19, 2013 (commencement date) to January 31, 2014 was $9,366,474 and $267,318, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$330,613
Aggregate unrealized (depreciation) of investment securities	(289,856)
Net unrealized appreciation of investment securities	$40,757

Cost of investments is the same for tax and financial reporting purposes.

Invesco Global Market Neutral Fund

Invesco Global Markets Strategy Fund Quarterly Schedule of Portfolio Holdings January 31, 2014

Consolidated Schedule of Investments

January 31, 2014

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–34.90%(a)

U.S. Treasury Bills (b)	0.06%	02/06/14	$16,695,000	$16,694,993

U.S. Treasury Bills	0.05%	02/27/14	9,785,000	9,784,804

U.S. Treasury Bills	0.07%	06/12/14	2,430,000	2,429,695

U.S. Treasury Bills	0.08%	06/12/14	2,590,000	2,589,675

U.S. Treasury Bills	0.05%	07/17/14	10,000,000	9,997,719

U.S. Treasury Bills	0.06%	07/17/14	1,600,000	1,599,635

U.S. Treasury Bills	0.06%	07/24/14	11,600,000	11,597,241

U.S. Treasury Bills	0.10%	01/08/15	5,800,000	5,795,353

Total U.S. Treasury Securities (Cost $60,486,492)				60,489,115

			Shares

Money Market Funds–55.52%

Liquid Assets Portfolio –Institutional Class (c)			34,825,950	34,825,950

Premier Portfolio –Institutional Class (c)			34,825,951	34,825,951

STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) –Institutional Class (c)			26,584,597	26,584,597

Total Money Market Funds (Cost $96,236,498)				96,236,498

TOTAL INVESTMENTS–90.42% (Cost $156,722,990)				156,725,613

OTHER ASSETS LESS LIABILITIES–9.58%				16,606,888

NET ASSETS–100.00%				$173,332,501

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

Open Futures Contracts and Swap Agreements at Period-End(d)

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Long	12	July-2014	$1,254,960	$(9,336)
Gas Oil	Short	11	February-2014	(1,008,700)	(10,483)
Gas Oil	Short	1	March-2014	(91,175)	22
Gasoline Reformulated Blendstock Oxygenate Blending	Short	36	March-2014	(3,978,677)	2,047
Heating Oil	Short	13	March-2014	(1,636,417)	(34,666)
LME Copper	Long	63	June-2014	11,112,019	(374,391)
Silver	Short	18	March-2014	(1,720,800)	88,898
Soybean	Short	3	March-2014	(192,413)	3
Soybean Oil	Short	239	March-2014	(5,397,576)	336,641
WTI Crude	Short	8	July-2014	(750,960)	(10,954)
Subtotal - Commodity Risk					$(12,219)
Australian 10 Year Bonds	Long	137	March-2014	14,019,295	350,922
Canada 10 Year Bonds	Long	111	March-2014	13,098,159	331,233
Euro Bond Bonds	Long	66	March-2014	12,806,413	258,409
Japanese 10 Year Bonds	Long	6	March-2014	8,499,951	41,209
Long Gilt	Long	74	March-2014	13,427,972	237,956
U.S. Treasury 20 Year Bonds	Long	49	March-2014	6,546,094	164,122
Subtotal – Interest Rate Risk					$1,383,851
Dow Jones EURO STOXX 50 Index	Long	402	March-2014	16,361,701	282,784
E-Mini S&P 500 Index	Long	167	March-2014	14,834,610	(145,349)
FTSE 100 Index	Long	151	March-2014	16,030,888	(31,436)
Hang Seng Index	Long	86	February-2014	12,189,740	(85,654)
Russell 2000 Index Mini	Long	126	March-2014	14,216,580	142,493
Topix Tokyo Price Index	Long	128	March-2014	15,221,689	(570,545)
Subtotal - Market Risk					$(407,707)
Total Futures Contracts					$963,925

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Pay a floating rate equal to the Barclays Capital Soymeal Nearby Excess Return Index and receive the product of (i) 0.30% of the Notional Value multiplied by (ii) days in the period divided by 365	Short	Barclays Capital Inc.	160	October-2014	$(154,475)	$2,986
Pay a floating rate equal to the Barclays Commodity Strategy 1606 Excess Return Index and receive the product of (i) 0.41% of the Notional Value multiplied by (ii) days in the period divided by 365	Short	Barclays Capital Inc.	6,770	December-2014	(2,348,726)	(19,909)
Pay a floating rate equal to the S&P GSCI Sugar Excess Return A141 Strategy and receive the product of (i) 0.37% of the Notional Value multiplied by (ii) days in the period divided by 365	Short	Goldman Sachs & Co.	9,640	February-2015	(2,905,837)	186,094
Pay a floating rate equal to the S&P GSCI Gold Index Excess Return and receive the product of (i) 0.09% of the Notional Value multiplied by (ii) days in the period divided by 365	Short	J.P. Morgan Securities Inc.	14,800	April-2014	(1,542,787)	(1,371)
Pay a floating rate equal to the S&P GSCI Aluminum Dynamic Roll Index Excess Return and receive the product of (i) 0.38% of the Notional Value multiplied by (ii) days in the period divided by 365	Short	Morgan Stanley & Co., Inc.	109,800	October-2014	(12,061,013)	319,012
Total Swap Agreements - Commodity Risk						$486,812

Index Information:

Barclays Capital Soymeal Nearby Excess Return Index	-	Barclays Capital Soymeal Nearby Excess Return Index is a commodity index composed of futures contracts on soybean meal.

Barclays Commodity Strategy 1606 Excess Return Index	-	Barclays Commodity Strategy 1606 Excess Return Index is a commodity index composed of futures contracts on sugar.

S&P GSCI Sugar Excess Return A141 Strategy	-	S&P GSCI Sugar Excess Return A141 Strategy is a commodity index composed of futures contracts on sugar.
S&P GSCI Gold Index Excess Return	-	S&P GSCI Gold Index Excess Return is a commodity index composed of futures contracts on gold.

S&P GSCI Aluminum Dynamic Roll Index Excess Return	-	S&P GSCI Aluminum Dynamic Roll Index Excess Return is a commodity index composed of futures contracts on aluminum.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1H.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

(d)	Futures collateralized by $9,025,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Markets Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

Invesco Global Markets Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco Global Markets Strategy Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results

Invesco Global Markets Strategy Fund

E.	Foreign Currency Translations – (continued)

of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease

Invesco Global Markets Strategy Fund

H.	Swap Agreements – (continued)

paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

J.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Global Markets Strategy Fund

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$96,236,498	$--	$--	$96,236,498
U.S. Treasury Securities	--	60,489,115	--	60,489,115
	$96,236,498	$60,489,115	$--	$156,725,613
Futures*	963,925	--	--	963,925
Swap Agreements*	--	486,812	--	486,812
Total Investments	$97,200,423	$60,975,927	$--	$158,176,350

* Unrealized appreciation.

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

Risk Exposure/ Derivative Type	Value
	Assets	Liabilities
Commodity risk	$427,611	$(439,830)
Futures contracts (a)
Swap agreements (a)	508,092	(21,280)
Interest rate risk	1,383,851	--
Futures contracts (a)
Market risk
Futures contracts (a)	425,277	(832,984)
Total	$2,744,831	$(1,294,094)

(a)	Includes cumulative appreciation (depreciation) of futures contracts and swap agreements.

Invesco Global Markets Strategy Fund

Effect of Derivative Investments for the three months ended January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures*	Swap Agreements*
Realized Gain (Loss)
Commodity risk	$(577,390)	$248,440
Interest rate risk	197,342	5,428
Market risk	1,481,262	--
Change in Unrealized Appreciation (Depreciation)
Commodity risk	$105,466	$501,523
Interest rate risk	119,766	(6,158)
Market risk	(2,557,392)	--
Total	$(1,230,946)	$749,233
* The average notional value of futures contracts and swap agreements outstanding during the period was $159,817,396 and $16,374,310, respectively.

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $0 and $0, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,623
Aggregate unrealized (depreciation) of investment securities	--
Net unrealized appreciation of investment securities	$2,623

Cost of investments is the same for tax and financial reporting purposes.

Invesco Global Markets Strategy Fund

Invesco Global Targeted Returns Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2014

Schedule of Investments

January 31, 2014

(Unaudited)

Affiliated Issuers–77.84%(a)

	% of Net Assets 01/31/14	Value 12/19/13 (Commenc- ement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Dividend Income	Shares 01/31/14	Value 01/31/14
Domestic Equity Funds–15.63%(b)
Invesco Comstock Fund	9.74%	$—	$2,500,000	$—	$(41,954)	$—	$—	107,573	$2,458,046
Invesco Diversified Dividend Fund	5.89%	—	1,500,000	—	(14,440)	—	—	90,253	1,485,560
Total Domestic Equity Funds		—	4,000,000	—	(56,394)	—	—	197,826	3,943,606
Fixed-Income Funds–11.98%(b)
Invesco High Yield Fund	11.98%	—	3,021,514	—	—	—	21,512	670,985	3,021,514
Foreign Equity Funds–31.25%(b)
Invesco Asia Pacific Growth Fund	11.73%	—	3,000,000	—	(40,040)	—	—	100,100	2,959,960
Invesco European Growth Fund	9.85%	—	2,500,000	—	(15,053)	—	—	65,445	2,484,947
Invesco International Growth Fund	9.67%	—	2,500,000	—	(60,884)	—	—	75,165	2,439,116
Total Foreign Equity Funds		—	8,000,000	—	(115,977)	—	—	240,710	7,884,023
Money Market Funds–18.98%
Liquid Assets Portfolio-Institutional Class	9.49%	—	17,295,691	(14,901,193)	—	—	275	2,394,498	2,394,498
Premier Portfolio-Institutional Class	9.49%	—	17,295,691	(14,901,194)	—	—	108	2,394,497	2,394,497
Total Money Market Funds		—	34,591,382	(29,802,387)	—	—	383	4,788,995	4,788,995
TOTAL AFFILIATED ISSUERS (Cost $19,810,509)	77.84%	$—	$49,612,896	$(29,802,387)	$(172,371)	$—	$21,895		$19,638,138
OPTIONS PURCHASED (Cost $2,128,286) (c)	8.38%								2,114,791
TOTAL INVESTMENTS (Cost $21,938,795)	86.22%								$21,752,929
OTHER ASSETS LESS LIABILITIES	13.78%								3,475,818
NET ASSETS	100.00%								$25,228,747

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The Fund invests in Class R6 shares of the mutual funds listed.
(c)	The table below details options purchased:

Open Options Purchased at Period-End
	Currency	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price	Notional Value	Value
DAX Index	EUR	Call	Societe Generale	12/19/14	39	$920	--	$187,029
FTSE 100 Index	GBP	Call	Societe Generale	12/19/14	50	610	--	424,511
FTSE MIB Index	EUR	Put	UBS AG	12/19/14	40	180	--	155,494
Hang Seng China Enterprises Index	HKD	Put	Morgan Stanley	12/30/15	54	100	--	566,166
Hang Seng China Enterprises Index	HKD	Put	Morgan Stanley	12/30/15	7	920	--	51,888
EURO STOXX Banks Index	EUR	Put	Morgan Stanley	12/19/14	387	120	--	146,134
EURO STOXX Banks Index	EUR	Put	Morgan Stanley	12/19/14	35	130	--	20,296
EURO STOXX Banks Index	EUR	Put	Morgan Stanley	12/18/15	25	140	--	21,409
Subtotal - Market Risk								$1,572,927
AUD versus JPY – Currency	JPY	Put	Goldman Sachs & Co.	12/23/15	--	86	JPY 8,000,000	541,864
Subtotal - Currency Risk								$541,864
Total Options Purchased (cost $2,128,286)								$2,114,791

  Abbreviations:

AUD -- Australian Dollar	HKD -- Hong Kong Dollar

EUR -- Euro	JPY – Japanese Yen

GBP -- British Pound Sterling

See accompanying notes which are an integral part of this schedule.

Invesco Global Targeted Returns Fund

Open Options Written at Period-End
	Currency	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
CAC Index	EUR	Call	Societe General	12/19/14	45	$400	$186,794	--	$185,241	$ (1,553)
Swiss Market Index	CHF	Call	Societe General	12/19/14	59	750	444,296	--	477,765	33,470
IBEX 35 Index Futures	EUR	Put	UBS AG	12/19/14	197	920	195,983	--	165,515	(30,468)
S&P 500 Index	USD	Put	Merrill Lynch & Co., Inc.	02/22/14	8	172	11,176	--	8,560	(2,616)
S&P 500 Index	USD	Put	Merrill Lynch & Co., Inc.	03/22/14	8	172	17,576	--	17,960	384
S&P 500 Index	USD	Put	Merrill Lynch & Co., Inc.	04/16/14	8	175	16,616	--	32,080	15,464
Subtotal Market Risk					325		$872,441		$887,121	$ 14,681
USD versus JPY – Currency	JPY	Put	Deutsche Bank AG	09/09/14	--	90	16,875	JPY 3,750,000	17,509	634
USD versus JPY – Currency	JPY	Put	Goldman Sachs & Co.	12/24/15	--	102	401,551	JPY 6,750,000	435,427	33,876
Subtotal Currency Risk					--		$418,426		$452,936	$ 34,510
Total Options Written					325		$1,290,867		$1,340,057	$ 49,191

  Abbreviations:

CHF -- Swiss Franc	JPY – Japanese Yen
EUR -- Euro	USD -- United States Dollar

Options Written Transactions During the Period
	Call Option Contracts			Put Option Contracts
	Number of Contracts	Notional Value	Premiums Received	Number of Contracts	Notional Value	Premiums Received
Beginning of period	--	--	$--	--	--	$--
Written	104	--	631,090	229	10,500,000	664,153
Closed	--	--	--	--	--	--
Exercised	--	--	--	--	--	--
Expired	--	--	--	(8)	--	(4,376)
End of period	104	--	$631,090	221	10,500,000	$659,777

Open Futures Contracts and Swap Agreements at Period-End(c)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Euro Bonds	Short	13	March-2014	$ (2,522,475)	$(72,203)
Long Gilt	Long	14	March-2014	2,540,427	74,232
Subtotal – Interest Rate Risk					$2,029
CAA Index	Long	92	March-2014	905,099	50,723
Dow Jones EURO STOXX 50 Index	Short	62	March-2014	(2,523,446)	10,145
E-Mini S&P 500 Index	Short	28	March-2014	(2,487,240)	36,204
FTSE 100 Index	Long	9	March-2014	955,483	(13,189)
H Shares Index	Long	28	February-2014	1,768,438	(9,179)
MSCI AC Asia Index	Short	25	March-2014	(840,707)	26,781
SPI 200 Index	Short	13	March-2014	(1,462,708)	9,363
Russell 2000 Index Mini	Short	18	March-2014	(2,030,940)	(12,565)
Subtotal - Market Risk					$98,283
Total Futures Contracts					$100,312

(c)	Futures collateralized by $912,734 cash held with Merrill Lynch, the futures commission merchant (“FCM”).

See accompanying notes which are an integral part of this schedule.

Invesco Global Targeted Returns Fund

Centrally Cleared Swap Agreements: Interest Rate Swap Agreements
Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
CME	Pay	6 Month EUR LIBOR	3.202%	December-2027	EUR 5,453,250	$167,839
CME	Receive	6 Month EUR LIBOR	3.040	December-2047	EUR 2,181,300	(101,279)
CME	Receive	6 Month EUR LIBOR	2.104	December-2023	EUR 3,635,500	(104,465)
CME	Receive	6 Month EUR LIBOR	3.431	December-2033	EUR 2,726,625	(44,627)
CME	Pay	3 Month USD LIBOR	4.639	December-2043	USD 3,500,000	118,420
CME	Pay	3 Month USD LIBOR	4.080	December-2023	USD 6,500,000	146,551
CME	Receive	3 Month USD LIBOR	4.775	December-2033	USD 3,750,000	72,766
CME	Receive	3 Month USD LIBOR	4.402	December-2046	USD 2,250,000	(127,126)
Total Interest Rate Swap Agreements – Interest Rate Risk						$128,079

  Abbreviations:

CME – Chicago Mercantile Exchange	LIBOR – London interbank offer rate

EUR -- Euro	USD -- United States Dollar

Credit Default Swap Agreements
Counterparty/ Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Implied Credit Spread(d)	Expiration Date	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/ICE	Markit iTraxx Europe 5 Year	Buy	(1.00)%	0.817%	12/20/18	EUR 4,180,825	$(83,716)	$28,997
Credit Suisse First Boston/ICE	Markit iTraxx Europe 10 Year	Sell	1.00	1.287	12/20/18	EUR 4,180,825	(85,416)	(48,161)
Total Credit Default Swap Agreements – Credit Risk							$(169,132)	$(19,164)

  Abbreviations:

EUR -- Euro	ICE – Intercontinental Exchange

(d)	Implied credit spreads represent the current level as of January 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Over The Counter (OTC) Swap Agreements: Interest Rate Swap Agreements
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation
Merrill Lynch	Pay	3 Month BBR	4.065%	December-2017	AUD 11,221,000	$ 34,967
Barclays NA	Pay	3 Month STIBOR	2.803	December-2023	SEK 32,651,000	88,963
Total Interest Rate Swap Agreements – Interest Rate Risk						$ 123,930

  Abbreviations:

AUD -- Australian Dollar	SEK -- Swedish Krona

BBR – Bank Base Rate	STIBOR – Stockholm interbank offer rate

Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Implied Credit Spread (d)	Expiration Date	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Societe Generale	iTraxx Europe Senior Financials 5 year	Sell	(1.00)%	1.018%	12/20/18	EUR 2,726,625	$23,436	$(26,492)
Total Credit Default Swap Agreements – Credit Risk							$23,436	$(26,492)

  Abbreviations:

EUR -- Euro

(d)	Implied credit spreads represent the current level as of January 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying notes which are an integral part of this schedule.

Invesco Global Targeted Returns Fund

Variance Swap Agreements

Counterparty	Reference Entity	Pay/Receive Variance	Variance Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
HSBC New York	Hang Seng China Enterprises Index	Receive	27.5%	December-2014	HKD	13,566	$ 513
J.P. Morgan Chase Bank, NA	Hang Seng China Enterprises Index	Receive	28.0	December-2014	HKD	135,664	(12,375)
Deustche Banc	Hang Seng China Enterprises Index	Receive	30.9	December-2015	HKD	158,920	(6,677)
Deustche Banc	Hang Seng Index	Receive	21.9	December-2014	HKD	135,664	(1,945)
HSBC New York	Hang Seng Index	Receive	22.0	December-2014	HKD	13,566	397
HSBC New York	S&P 500 Index	Pay	18.0	December-2014	USD	1,750	(1,787)
HSBC New York	S&P 500 Index	Pay	18.0	December-2014	USD	1,750	(1,787)
Deustche Banc	S&P 500 Index	Pay	18.7	December-2014	USD	17,500	3,167
J.P. Morgan Chase Bank, NA	S&P 500 Index	Pay	18.9	December-2014	USD	17,500	6,607
Total Variance Swap Agreements – Market Risk							$(13,887)

Abbreviations:

HKD -- Hong Kong Dollar	USD – United States Dollar

Open Forward Foreign Currency Contracts at Period-End
Settlement		Contract to				Notional	Unrealized Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)
3/18/2014	Barclays NA	USD	1,875,000	BRL	4,506,563	1,845,473	$(29,527)
3/18/2014	Barclays NA	CNY	4,039,860	USD	660,000	661,343	(1,343)
3/18/2014	Barclays NA	IDR	3,368,250,000	USD	270,000	274,072	(4,072)
3/18/2014	Barclays NA	KRW	191,988,000	USD	180,000	176,974	3,026
3/18/2014	Barclays NA	PHP	12,020,400	USD	270,000	264,860	5,140
3/18/2014	Barclays NA	SGD	190,055	USD	150,000	148,866	1,134
3/18/2014	Barclays NA	THB	5,931,000	USD	180,000	178,164	1,836
3/18/2014	Deustche Banc	AUD	738,000	JPY	65,323,701	643,935	(2,774)
3/18/2014	Deustche Banc	CAD	2,858,093	USD	2,673,714	2,563,504	110,210
3/18/2014	Deustche Banc	CHF	510,370	USD	568,442	563,068	5,374
3/18/2014	Deustche Banc	USD	315,000	JPY	32,282,145	316,020	1,020
3/18/2014	Deustche Banc	JPY	65,323,701	USD	646,709	639,474	7,235
3/18/2014	Goldman Sachs	USD	3,300,000	JPY	344,883,000	3,376,169	76,169
3/18/2014	JP Morgan Chase Bank, NA	AUD	272,541	USD	240,000	237,803	2,197
3/18/2014	JP Morgan Chase Bank, NA	EUR	1,181,538	USD	1,613,328	1,593,507	19,821
3/18/2014	JP Morgan Chase Bank, NA	GBP	672,870	USD	1,100,778	1,105,730	(4,952)
3/18/2014	RBC NA	JPY	340,825,500	USD	3,277,460	3,336,449	(58,989)
3/18/2014	RBC NA	AUD	3,700,000	JPY	340,825,500	3,228,398	(49,062)
3/18/2014	RBS NA	CLP	1,004,437,500	USD	1,875,000	1,797,447	77,553
2/21/2014	State Street Bank & Trust Co.	AUD	881,646	USD	771,382	770,545	837
2/21/2014	State Street Bank & Trust Co.	USD	100,814	AUD	115,837	100,508	(306)
2/21/2014	State Street Bank & Trust Co.	CHF	898,000	USD	991,212	990,492	720
2/21/2014	State Street Bank & Trust Co.	USD	71,805	CHF	65,000	71,695	(111)
2/21/2014	State Street Bank & Trust Co.	EUR	1,290,000	USD	1,755,406	1,739,748	15,658
2/21/2014	State Street Bank & Trust Co.	USD	172,400	EUR	127,000	171,278	(1,123)
2/21/2014	State Street Bank & Trust Co.	GBP	917,548	USD	1,498,996	1,508,080	(9,084)
2/21/2014	State Street Bank & Trust Co.	USD	163,972	GBP	99,000	162,716	(1,256)
2/21/2014	State Street Bank & Trust Co.	HKD	6,027,000	USD	777,050	776,333	717
2/21/2014	State Street Bank & Trust Co.	USD	70,483	HKD	547,000	70,459	(24)
2/21/2014	State Street Bank & Trust Co.	SEK	766,000	USD	118,123	116,865	1,258
2/21/2014	State Street Bank & Trust Co.	USD	37,625	SEK	243,000	37,073	(552)
Total forward foreign currency contracts – Currency Risk							$166,730

  Abbreviations:

AUD -- Australian Dollar	CNY – Chinese Yuan	IDR – Indonesian Rupiah	SEK -- Swedish Krona

CAD -- Canadian Dollar	EUR -- Euro	JPY – Japanese Yen	SGD – Singapore Dollar

CHF – Swiss Franc	GBP -- British Pound Sterling	KRW – South Korean Won	THB – Thai Baht

CLP – Chilean Peso	HKD -- Hong Kong Dollar	PHP – Philippine Peso	USD – United States Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Global Targeted Returns Fund

Notes to Quarterly Schedule of Investments

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

The Fund is a “fund of funds,” in that it invests in mutual funds advised by Invesco Advisers, Inc. (“Invesco”).

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer

Invesco Global Targeted Returns Fund

A.	Security Valuations – (continued)

specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income is recorded on the accrual basis from settlement date. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.

Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or

Invesco Global Targeted Returns Fund

E.	Forward Foreign Currency Contracts – (continued)

sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over the counter (OTC) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a FCM and cleared through a clearinghouse that serves as a central counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the

Invesco Global Targeted Returns Fund

G.	Swap Agreements – (continued)

term of the centrally cleared swap agreement, payments received from or paid to the counterparty, including termination, are recorded as realized gain (loss) on the Statement of Operations.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Invesco Global Targeted Returns Fund

H.	Call Options Written and Purchased – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period for American style options or at expiration date for European style options. Options written by the Fund normally will have expiration dates between three and twelve months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.	Put Options Written and Purchased – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, foreign currency or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period for American style or on expiration date for European style so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
J.	Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
K.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Invesco Global Targeted Returns Fund

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$19,638,138	$--	$--	$19,638,138
Options Purchased	2,114,791	--	--	2,114,791
	21,752,929	--	--	21,752,929
Forward Foreign Currency Contracts*	--	166,730	--	166,730
Futures*	100,312	--	--	100,312
Options Written *	49,191	--	--	49,191
Swap Agreements*	--	192,466	--	192,466
Total Investments	$21,902,432	$359,196	$--	$22,261,628

* Unrealized appreciation.

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2014:

	Value

Risk Exposure/Derivative Type (a)	Assets	Liabilities
Credit risk
Swap agreements	$28,997	$(74,653)
Currency risk
Forward foreign currency contracts	329,905	(163,175)
Options purchased	541,864	--
Options written	34,510	--
Interest rate risk
Futures contracts	74,232	(72,203)
Options written	49,318	(34,637)
Swap agreements	629,505	(377,496)
Market risk
Futures contracts	133,216	(34,933)
Options purchased	1,572,927	--
Swap agreements	10,684	(24,571)
Total	$3,405,158	$(781,668)

(a)	Includes cumulative appreciation (depreciation) of swap agreements, forward foreign currency contracts, options written and futures contracts. Options Purchased at value as reported in the Schedule of Investments.

Invesco Global Targeted Returns Fund

Effect of Derivative Investments for the period December 19, 2013 (commencement date) through January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures	Forward Foreign Currency Contracts	Swap Agreements	Options Written(b)
Realized Gain (Loss)
Credit risk	$--	$--	$--	$--
Currency risk	--	18,302	--	--
Interest rate risk	--	--	--	--
Market risk	(108,322)	--	--	4,376
Change in Unrealized Appreciation (Depreciation)
Credit risk	--	--	(45,656)	--
Currency risk	--	166,730	--	34,510
Interest rate risk	2,029	--	252,009	--
Market risk	98,283	--	(13,887)	14,681
Total	$(8,010)	$185,032	$192,466	$53,567

(b)	Options Purchased are included in the net realized gain (loss) from investment securities and net change in unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of futures contracts, forward foreign currency contracts, swap agreements, option contracts purchased and option contracts written outstanding during the period.

	Futures	Forward Foreign Currency Contracts	Swap Agreements	Options Purchased	Options Written
Average notional value	$18,154,905	$27,101,123	$85,437,514	$10,522,880	$6,997,415

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 19, 2013 (commencement date) to January 31, 2014 was $16,007,336 and $401,551, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$44,216
Aggregate unrealized (depreciation) of investment securities	(230,082)
Net unrealized appreciation (depreciation) of investment securities	$(185,866)
Cost of investments is the same for tax and financial reporting purposes.

Invesco Global Targeted Returns Fund

Invesco International Total Return Fund Quarterly Schedule of Portfolio Holdings January 31, 2014

Schedule of Investments

January 31, 2014

(Unaudited)

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–90.37%(a)

Australia–0.96%

Australia Government Bond, Series 140, Sr. Unsec. Bonds, 4.50%, 04/21/33	AUD	550,000	$476,578

Austria–1.20%

OMV AG, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.75% (b)	EUR	400,000	597,281

Belgium–5.59%

Anheuser-Busch InBev N.V., Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.00%, 09/24/25	GBP	200,000	338,087

Belgium Government Bond, Series 68, Euro Bonds, 2.25%, 06/22/23	EUR	1,800,000	2,448,308

			2,786,395

Canada–2.20%

Province of Ontario Canada, Unsec. Bonds, 3.50%, 06/02/24	CAD	1,200,000	1,096,312

Denmark–0.74%

TDC A/S, Sr. Unsec. Medium- Term Euro Notes, 3.75%, 03/02/22	EUR	250,000	370,923

France–4.82%

Banque Federative du Credit Mutuel S.A., Sr. Unsec. Medium-Term Euro Notes, 2.63%, 02/24/21	EUR	200,000	277,768

Caisse Francaise de Financement Local, Sr. Sec. Medium-Term Euro Notes, 1.80%, 05/09/17	JPY	130,000,000	1,319,478

Electricite de France, Unsec. Sub. Medium-Term Euro Notes, 4.13% (b)	EUR	200,000	267,486

France Government Bond, Euro Bonds, 4.00%, 04/25/60	EUR	250,000	396,782

Magnolia BC S.A., REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/20(c)	EUR	100,000	141,617

			2,403,131

Germany–21.46%

Bundesrepublik Deutschland, Unsec. Euro Bonds, 2.00%, 08/15/23	EUR	4,790,000	6,705,525

2.50%, 07/04/44	EUR	950,000	1,286,551

	Principal Amount		Value

Germany–(continued)

Daimler AG, Sr. Unsec. Medium-Term Euro Notes, 2.38%, 07/16/18	GBP	300,000	$496,080

EnBW Energie Baden- Wuerttemberg AG, Jr. Unsec. Sub. Medium-Term Euro Notes, 7.38%, 04/02/72	EUR	120,000	179,426

Kreditanstalt fur Wiederaufbau, Sr. Unsec. Gtd. Global Notes, 2.05%, 02/16/26	JPY	150,000,000	1,677,815

RWE AG, Jr. Unsec. Sub. Euro Notes, 7.00% (b)	GBP	200,000	349,497

			10,694,894

Italy–3.47%

Italy Buoni Poliennali Del Tesoro, Sr. Unsec. Euro Bonds, 5.00%, 09/01/40	EUR	1,000,000	1,445,929

Manutencoop Facility Management SpA, REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 08/01/20(c)	EUR	100,000	143,626

Wind Acquisition Finance S.A., REGS, Sr. Sec. Gtd. Euro Notes, 7.38%, 02/15/18(c)	EUR	100,000	142,277

			1,731,832

Japan–4.74%

Government of Japan Forty Year Bond, Series 6, Sr. Unsec. Bonds, 1.90%, 03/20/53	JPY	120,000,000	1,238,307

Government of Japan Ten Year Bond, Series 298, Sr. Unsec. Bonds, 1.30%, 12/20/18	JPY	40,000,000	412,463

Government of Japan Twenty Year Bond, Series 104, Sr. Unsec. Bonds, 2.10%, 06/20/28	JPY	63,000,000	710,191

			2,360,961

Mexico–1.85%

Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 05/29/31	MXN	12,000,000	922,991

Netherlands–7.33%

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Sr. Unsec. Medium-Term Euro Notes, 1.85%, 04/12/17	JPY	90,000,000	918,148

Unsec. Sub. Euro Bonds, 3.88%, 07/25/23	EUR	600,000	838,986

F. van Lanschot Bankiers N.V., Sr. Unsec. Medium-Term Euro Notes, 2.88%, 10/17/16	EUR	500,000	694,240

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

	Principal Amount		Value

Netherlands–(continued)

Netherlands Government Bond, Unsec. Euro Bonds, 1.75%, 07/15/23(c)	EUR	900,000	$1,200,930

			3,652,304

Norway–0.73%

DNB Bank ASA, Unsec. Sub. Medium-Term Euro Notes, 4.75%, 03/08/22	EUR	250,000	365,198

Poland–8.00%

Poland International Bond, Series 12, Sr. Unsec. Bonds, 1.05%, 11/08/17	JPY	400,000,000	3,989,645

South Africa–0.37%

South Africa Government Bond, Series 2023, Unsec. Bonds, 7.75%, 02/28/23	ZAR	2,200,000	185,896

Spain–5.54%

AG Spring Finance II Ltd., REGS, Sr. Sec. Euro Notes, 9.50%, 06/01/19(c)	EUR	125,000	172,368

Cirsa Funding Luxembourg S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(c)	EUR	110,000	150,571

Spain Government Bond, Sr. Unsec. Euro Bonds, 3.80%, 04/30/24(c)	EUR	1,800,000	2,439,132

			2,762,071

Supranational–3.02%

Asian Development Bank, Series 339-00-1, Sr. Unsec. Medium- Term Global Notes, 2.35%, 06/21/27	JPY	130,000,000	1,503,199

Sweden–1.30%

Nordea Bank AB, Unsec. Sub. Medium-Term Euro Notes, 4.63%, 02/15/22	EUR	100,000	145,637

Sweden Government Bond, Series 1057, Unsec. Bonds, 1.50%, 11/13/23	SEK	3,500,000	501,554

			647,191

Switzerland–1.44%

Switzerland Government Bond, Unsec. Bonds, 4.00%, 04/08/28	CHF	480,000	716,936

United Arab Emirates–0.64%

IPIC GMTN Ltd., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.88%, 03/14/21(c)	EUR	200,000	321,273

	Principal Amount		Value

United Kingdom–9.80%

Abbey National Treasury Services PLC, Sr. Sec. Gtd. Mortgage-Backed Medium- Term Euro Notes, 5.25%, 02/16/29	GBP	200,000	$383,677

Bakkavor Finance 2 PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(c)	GBP	105,000	185,026

Cabot Financial Luxembourg S.A., REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(c)	GBP	100,000	190,681

Direct Line Insurance Group PLC, Unsec. Sub. Gtd. Euro Notes, 9.25%, 04/27/42	GBP	150,000	311,352

Lloyds Bank PLC, Unsec. Sub. Medium-Term Euro Notes, 10.75%, 12/16/21	GBP	200,000	395,534

Lowell Group Financing PLC, REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(c)	GBP	200,000	373,143

New Look Bondco I PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.75%, 05/14/18(c)	GBP	100,000	175,530

NGG Finance PLC, Unsec. Sub. Gtd. Euro Notes, 5.63%, 06/18/73	GBP	250,000	411,977

Scottish Widows PLC, Unsec. Sub. Euro Notes, 5.50%, 06/16/23	GBP	150,000	253,443

SSE PLC, Unsec. Sub. Medium- Term Euro Notes, 5.45% (b)	GBP	400,000	682,177

Thomas Cook Finance PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/15/20(c)	EUR	120,000	175,771

Travelex Financing PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.00%, 08/01/18(c)	GBP	100,000	175,887

United Kingdom Gilt, Unsec. Bonds, 3.50%, 07/22/68	GBP	700,000	1,168,334

			4,882,532

United States–5.17%

Bank of America Corp., Series 8, Sr. Unsec. Bonds, 2.31%, 06/26/17	JPY	100,000,000	1,031,628

General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes, 2.00%, 02/22/17	JPY	150,000,000	1,545,869

			2,577,497
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $44,707,605)			45,045,040

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

	Principal Amount		Value

U.S. Dollar Denominated Bonds and Notes–3.03%

France–1.63%

BPCE S.A., Unsec. Sub. Notes, 5.15%, 07/21/24(c)		$300,000	$295,775

Societe Generale S.A., Jr. Unsec. Sub. Bonds, 7.88% (b)(c)		500,000	518,750

			814,525

Poland–0.79%

Poland Government International Bond, Sr. Unsec. Global Bonds, 4.00%, 01/22/24		400,000	394,000

United States–0.61%

Verizon Communications, Inc., Sr. Unsec. Global Notes, 6.55%, 09/15/43		250,000	301,956

Total U.S. Dollar Denominated Bonds and Notes (Cost $1,445,935)			1,510,481

Collateralized Mortgage Obligations–2.44%

United Kingdom–1.37%

Permanent Master Issuer PLC, Series 2009-1, Class A3, Floating Rate Pass Through Ctfs., 1.98%, 07/15/42(a)(c)(d)	EUR	500,000	681,367

United States–1.07%

WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A5, 4.42%, 09/15/46		500,000	534,077

Total Collateralized Mortgage Obligations (Cost $1,254,825)			1,215,444

TOTAL INVESTMENTS–95.84% (Cost $47,408,365)			47,770,965

OTHER ASSETS LESS LIABILITIES–4.16%			2,075,537

NET ASSETS–100.00%			$49,846,502

Investment Abbreviations:

AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
Ctfs.	—Certificates
EUR	—Euro
GBP	—British Pound Sterling
Gtd.	—Guaranteed
JPY	—Japanese Yen
Jr.	—Junior
MXN	—Mexican Peso
REGS	—Regulation S
Sec.	—Secured
SEK	—Swedish Krona
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured
ZAR	—South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in currency indicated.
(b)	Perpetual bond with no specified maturity date.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2014 was $7,483,724, which represented 15.01% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2014.

See accompanying notes which are an integral part of this schedule.

Invesco International Total Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco International Total Return Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco International Total Return Fund

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2

– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3

– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Corporate Debt Securities	$--	$18,819,157	$--	$18,819,157
Foreign Government Debt Securities	--	27,736,364	--	27,736,364
Collateralized Mortgage Obligations	--	1,215,444	--	1,215,444
	$--	$47,770,965	$--	$47,770,965
Forward Foreign Currency Contracts*	--	26,244	--	26,244
Futures*	(64,832)	--	--	(64,832)
Total Investments	$(64,832)	$47,797,209	$--	$47,732,377
*	Unrealized appreciation (depreciation).

Invesco International Total Return Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2014:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Currency risk
Forward Foreign Currency contracts (a)	$92,510	$(66,266)
Interest rate risk
Futures contracts (a)	108,945	(173,777)
Total	$201,455	$(240,043)

(a)	Includes cumulative appreciation (depreciation) of futures contracts and forward foreign currency contracts.

Effect of Derivative Investments for the three months ended January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts*	Forward Foreign Currency Contracts*
Realized Gain
Currency risk	$-	$16,105
Interest rate risk	64,167	-
Change in Unrealized Appreciation (Depreciation)
Currency risk	-	96,785
Interest rate risk	(72,003)	-
Total	$(7,836)	$112,890
*	The average notional value of futures contracts and forward foreign currency contracts outstanding during the period was $18,279,191 and $15,768,341, respectively.

Invesco International Total Return Fund

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/28/14	Citibank Capital Inc.	USD	889,899	AUD	1,000,000	$871,936	$(17,963)
03/28/14	Goldman, Sachs & Co.	MXN	20,000,000	USD	1,495,001	1,488,541	6,460
03/28/14	Goldman, Sachs & Co.	USD	408,113	GBP	250,000	410,794	2,681
03/28/14	Goldman, Sachs & Co.	USD	677,089	JPY	70,000,000	685,290	8,201
03/28/14	Goldman, Sachs & Co.	USD	1,047,179	MXN	14,000,000	1,041,979	(5,200)
03/28/14	RBC Capital Markets Corp.	AUD	600,000	USD	524,546	523,162	1,384
03/28/14	RBC Capital Markets Corp.	CAD	400,000	USD	358,812	358,684	128
03/28/14	RBC Capital Markets Corp.	MXN	7,000,000	USD	516,108	520,989	(4,881)
03/28/14	RBC Capital Markets Corp.	USD	993,671	CAD	1,100,000	986,381	(7,290)
03/28/14	RBC Capital Markets Corp.	USD	496,255	GBP	300,000	492,952	(3,303)
03/28/14	State Street Bank & Trust Co.	AUD	1,000,000	USD	895,410	871,936	23,474
03/28/14	State Street Bank & Trust Co.	CAD	1,100,000	USD	1,029,143	986,380	42,763
03/28/14	State Street Bank & Trust Co.	EUR	800,000	USD	1,083,312	1,078,943	4,369
03/28/14	State Street Bank & Trust Co.	GBP	1,200,000	USD	1,959,036	1,971,810	(12,774)
03/28/14	State Street Bank & Trust Co.	JPY	70,000,000	USD	682,660	685,290	(2,630)
03/28/14	State Street Bank & Trust Co.	SEK	3,400,000	USD	520,425	518,420	2,005
03/28/14	State Street Bank & Trust Co.	USD	1,091,168	EUR	800,000	1,078,943	(12,225)
03/28/14	State Street Bank & Trust Co.	USD	245,431	GBP	150,000	246,476	1,045
Total open forward foreign currency contracts – Currency Risk							$26,244

Currency Abbreviations:

AUD -- Australian Dollar	JPY -- Japanese Yen

CAD -- Canadian Dollar	MXN -- Mexican New Peso

EUR -- Euro	SEK -- Swedish Krona

GBP -- British Pound Sterling	USD -- U.S. Dollar

Invesco International Total Return Fund

Open Futures Contracts at Period-End(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Australia 10 Year Bonds	Long	11	March – 2014	$1,125,637	$31,422
Canada 10 Year Bonds	Long	6	March – 2014	708,009	9,494
Euro BUXL 30 Year Bonds	Long	9	March – 2014	1,556,986	68,029
Euro Bonds	Short	38	March – 2014	(7,373,390)	(161,538)
U.S. Treasury 10 Year Bonds	Short	53	March – 2014	(6,664,750)	(12,239)
Total Future Contracts – Interest Rate Risk					$(64,832)

(a)	Futures collateralized by $37,214 cash held with Merrill Lynch, the futures commission merchant.

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $32,496,589 and $33,072,445, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,714,225
Aggregate unrealized (depreciation) of investment securities	(1,370,331)
Net unrealized appreciation of investment securities	$343,894
Cost of investments for tax purposes is $47,427,071.

Invesco International Total Return Fund

Invesco Long/Short Equity Fund Quarterly Schedule of Portfolio Holdings January 31, 2014

Schedule of Investments(a)

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–82.99%

Aerospace & Defense–1.63%

L-3 Communications Holdings, Inc.	1,430	$158,830

Airlines–1.73%
Southwest Airlines Co.	8,030	168,228

Aluminum–1.80%

Alcoa Inc.	15,240	175,412

Asset Management & Custody Banks–1.50%
Legg Mason, Inc.	3,450	146,108

Auto Parts & Equipment–1.40%

Lear Corp.	1,890	136,704

Building Products–1.64%

Allegion PLC (b)	300	14,805

Masco Corp.	6,870	145,369

		160,174

Computer & Electronics Retail–2.31%

Best Buy Co., Inc.	3,560	83,802

GameStop Corp. -Class A	4,040	141,683

		225,485

Computer Storage & Peripherals–3.07%

Lexmark International, Inc. -Class A	3,580	140,300

NetApp, Inc.	3,740	158,352

		298,652

Construction & Farm Machinery & Heavy Trucks–1.44%

AGCO Corp.	2,630	140,258

Consumer Electronics–3.41%

Garmin Ltd.	3,280	147,764

Harman International Industries, Inc.	1,780	184,105

		331,869

Data Processing & Outsourced Services–3.13%

Computer Sciences Corp.	2,810	169,752

Western Union Co. (The)	8,810	135,674

		305,426

Diversified Metals & Mining–1.28%

Teck Resources Ltd. -Class B (Canada)	5,190	124,664

Diversified Support Services–0.85%

Cintas Corp.	1,460	83,322

	Shares	Value

Electric Utilities–1.61%

Edison International	3,260	$157,002

Electronic Manufacturing Services–1.72%

Flextronics International Ltd. (b)	20,570	167,645

Health Care Equipment–3.24%

Boston Scientific Corp. (b)	12,380	167,501

CareFusion Corp. (b)	3,630	147,995

		315,496

Health Care Services–1.62%

Omnicare, Inc.	2,520	157,399

Home Entertainment Software–3.31%

Activision Blizzard, Inc.	8,720	149,374

Electronic Arts Inc. (b)	6,550	172,920

		322,294

Household Products–1.24%

Energizer Holdings, Inc.	1,280	120,960

Human Resource & Employment Services–2.88%

Manpowergroup Inc.	1,780	138,662

Towers Watson & Co. -Class A	1,210	141,473

		280,135

Independent Power Producers & Energy Traders–1.52%

AES Corp. (The)	10,550	148,333

Industrial Machinery–0.73%

ITT Corp.	1,740	71,253

Integrated Oil & Gas–1.37%

Murphy Oil Corp.	2,350	133,034

Internet Retail–1.48%

Expedia, Inc.	2,220	144,256

Internet Software & Services–3.15%

AOL Inc. (b)	3,380	155,750

VeriSign, Inc. (b)	2,570	150,988

		306,738

Investment Banking & Brokerage–0.27%

E*TRADE Financial Corp. (b)	1,300	26,026

Leisure Products–0.91%

Hasbro, Inc.	1,800	88,416

Life & Health Insurance–2.64%

Lincoln National Corp.	2,920	140,248

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Life & Health Insurance–(continued)

Unum Group	3,630	$116,886

		257,134

Multi-Line Insurance–1.18%

Assurant, Inc.	1,760	115,016

Office Electronics–1.42%

Xerox Corp.	12,750	138,338

Office Services & Supplies–1.75%

Pitney Bowes Inc.	6,770	170,469

Oil & Gas Drilling–3.25%

Helmerich & Payne, Inc.	1,840	161,994

Nabors Industries Ltd.	9,040	154,403

		316,397

Oil & Gas Exploration & Production–6.06%

Cimarex Energy Co.	1,510	147,950

Encana Corp. (Canada)	8,380	150,589

EQT Corp.	1,030	95,594

Penn West Petroleum Ltd. (Canada)	6,870	51,319

Whiting Petroleum Corp. (b)	2,480	144,782

		590,234

Oil & Gas Refining & Marketing–1.48%

HollyFrontier Corp.	3,110	143,993

Packaged Foods & Meats–1.69%

Tyson Foods, Inc. -Class A	4,410	164,934

Research & Consulting Services–1.48%

Dun & Bradstreet Corp. (The)	1,310	144,100

Retail REIT’s–1.57%

Kimco Realty Corp.	7,320	153,061

Security & Alarm Services–1.15%

ADT Corp. (The)	3,730	112,049

Semiconductors–1.58%

NVIDIA Corp.	9,780	153,546

Specialized Finance–2.05%

MSCI Inc. -Class A (b)	1,310	55,963

NASDAQ OMX Group, Inc. (The)	3,780	144,207

		200,170

Specialty Properties REIT’s–1.68%

Extra Space Storage Inc.	3,580	163,463

Specialty Stores–1.29%

Staples, Inc.	9,590	126,204

Steel–0.97%

United States Steel Corp.	3,610	94,257

	Shares	Value

Systems Software–1.51%

CA, Inc.	4,590	$147,247

Total Common Stocks & Other Equity Interests (Cost $8,150,521)		8,084,731

Money Market Funds–14.04%

Liquid Assets Portfolio –Institutional Class (c)	683,734	683,734

Premier Portfolio –Institutional Class (c)	683,734	683,734

Total Money Market Funds (Cost $1,367,468)		1,367,468

TOTAL INVESTMENTS–97.03% (Cost $9,517,989)		9,452,199

OTHER ASSETS LESS LIABILITIES–2.97%		289,013

NET ASSETS–100.00%		$9,741,212

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

Total return swaps outstanding as of January 31, 2014 were as follows:

Reference Entity	Counter -party	Expiration Dates	Floating Rate Index(1)	Notional Amount	Unrealized Appreciation (Depreciation)	Total Reference Entity
Equity Securities Long	Morgan Stanley & Co., Inc.	12/19/13-2/05/14	Federal Funds floating rate	$10,011,033	$(311,565)	$9,704,165
Equity Securities Short	Morgan Stanley & Co., Inc.	12/19/13-2/05/14	Federal Funds floating rate	(9,921,157)	252,903	(9,668,254)

					$(58,662)(2)

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $(4,697) of dividends and financing income payable from the Fund to the counterparty.

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co., Inc. as of January 31, 2014.

	Shares	Value

Reference Entity - Long

Aerospace & Defense
Boeing Co./The	1,110	$139,039

General Dynamics Corp.	1,600	162,096

Lockheed Martin Corp.	1,050	158,456

Northrop Grumman Corp.	1,350	155,993

Raytheon Co.	1,690	160,668

		776,252

Agricultural Products
Archer-Daniels-Midland Co.	3,630	143,312

Air Freight & Logistics
FedEx Corp.	1,070	142,652

Asset Management & Custody Banks
Ameriprise Financial Inc.	1,360	143,670

Franklin Resources, Inc.	2,520	131,065

		274,735

Auto Parts & Equipment
Magna International Inc.	1,870	158,670

Biotechnology
Alexion Pharmaceuticals, Inc.	1,170	185,714

Communications Equipment
Cisco Systems, Inc.	7,130	156,218

Computer & Electronics Retail
Best Buy Co., Inc.	2,330	54,848

Computer Hardware
Apple Inc.	280	140,167

Hewlett-Packard Co.	5,440	157,760

		297,927

Computer Storage & Peripherals
SanDisk Corp.	2,180	151,619

Seagate Technology PLC	2,850	150,651

Western Digital Corp.	1,830	157,691

		459,961

Consumer Finance
Capital One Financial Corp.	2,040	144,044

Discover Financial Services	2,750	147,538

		291,582

Data Processing & Outsourced Services
Western Union Co./The	340	5,236

Diversified REIT’s
Vornado Realty Trust	1,670	153,356

Electronic Components & Equipment
Rockwell Automation, Inc.	1,330	152,737

Electronic Components
Corning Inc.	8,630	148,522

Health Care Distributors
AmerisourceBergen Corp.	2,150	144,522

Cardinal Health, Inc.	2,250	153,045

McKesson Corp.	950	165,690

		463,257

	Shares	Value

Reference Entity - Long

Health Care Equipment
Boston Scientific Corp.	600	$8,118

Medtronic, Inc.	2,600	147,056

St. Jude Medical Inc.	2,480	150,610

Stryker Corp.	1,880	145,888

		451,672

Human Resource & Employment Services
Manpowergroup Inc.	20	1,558

Integrated Oil & Gas
Suncor Energy, Inc.	4,420	145,109

Integrated Telecommunication Services
AT&T Inc.	4,350	144,942

Internet Software & Services
Facebook Inc. –Class A	2,700	168,939

Investment Banking Brokerage
E*TRADE Financial Corp.	5,840	116,917

TD Ameritrade Holding Corp.	4,940	154,375

		271,292

IT Consulting & Other Services
International Business Machines Corp.	850	150,178

Life & Health Insurance
Lincoln National Corp.	120	5,764

MetLife, Inc.	2,890	141,755

Prudential Financial, Inc.	1,660	140,087

		287,606

Life Sciences Tools & Services
Agilent Technologies, Inc.	2,590	150,608

Managed Health Care
Humana Inc.	1,510	146,923

UnitedHealth Group Inc.	2,070	149,620

WellPoint Inc.	1,720	147,920

		444,463

Movies & Entertainment
Viacom Inc. –Class B	1,800	147,780

Multi-Line Insurance
American International Group, Inc.	3,000	143,880

Hartford Financial Services Group, Inc./The	4,210	139,983

		283,863

Oil & Gas Equipment & Services
Baker Hughes Inc.	2,800	158,592

National Oilwell Varco Inc.	1,930	144,769

		303,361

Oil & Gas Exploration & Production
Anadarko Petroleum Corp.	1,880	151,697

Canadian Natural Resources Ltd.	4,640	151,960

Chesapeake Energy Corp.	5,620	151,234

ConocoPhillips	2,160	140,292

Devon Energy Corp.	2,530	149,827

EOG Resources, Inc.	950	156,978

Marathon Oil Corp.	4,310	141,325

		1,043,313

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Reference Entity - Long

Other Diversified Financial Services
Citigroup Inc.	2,890	$137,073

JPMorgan Chase & Co.	2,620	145,043

		282,116

Pharmaceuticals
Pfizer Inc.	4,860	147,744

Property & Casualty Insurance
Travelers Cos., Inc./The	1,700	138,176

Railroads
Norfolk Southern Corp.	1,650	152,774

Research & Consulting Services
Nielsen Holdings NV	1,550	65,550

Retail REIT’s
Simon Property Group, Inc.	950	147,098

Semiconductors
Intel Corp.	5,950	146,013

Soft Drinks
PepsiCo, Inc.	1,840	147,862

Specialized Finance
NASDAQ OMX Group, Inc./The	80	3,052

Specialized REIT’s
Public Storage	1,000	157,590

Specialty Stores
Staples, Inc.	1,200	15,792

Systems Software
Microsoft Corp.	4,090	154,766

Symantec Corp.	6,460	138,309

		293,075

Tobacco
Lorillard, Inc.	3,000	147,660

Total Reference Entity - Long		$9,704,165

Reference Entity – Short

Airlines
United Continental Holdings Inc.	(3,150)	(144,396)

Apparel Retail
Abercrombie & Fitch Co. –Class A	(360)	(12,736)

Apparel, Accessories & Luxury Goods
Lululemon Athletica Inc.	(3,110)	(142,096)

PVH Corp.	(1,180)	(142,627)

		(284,723)

Application Software
Citrix Systems, Inc.	(2,470)	(133,553)

Nuance Communications, Inc.	(9,570)	(146,708)

Salesforce.com, Inc.	(2,440)	(147,693)

		(427,954)

Automobile Manufacturers
Tesla Motors, Inc.	(800)	(145,128)

	Shares	Value

Reference Entity – Short

Biotechnology
Biogen Idec Inc.	(460)	$(143,814)

BioMarin Pharmaceutical Inc.	(2,120)	(146,026)

Gilead Sciences, Inc.	(1,800)	(145,170)

Vertex Pharmaceuticals Inc.	(1,830)	(144,643)

		(579,653)

Broadcasting
Charter Communications, Inc. –Class A	(1,060)	(145,220)

Communications Equipment
JDS Uniphase Corp.	(11,980)	(159,214)

Computer Hardware
NCR Corp.	(4,100)	(144,279)

Construction Materials
Martin Marietta Materials, Inc.	(1,360)	(148,254)

Vulcan Materials Co.	(1,840)	(113,583)

		(261,837)

Department Stores
JC Penney Co., Inc.	(17,780)	(105,258)

Sears Holdings Corp.	(3,780)	(137,479)

		(242,737)

Diversified Chemicals
Eastman Chemical Co.	(1,930)	(150,463)

Electronic Manufacturing Services
Trimble Navigation Ltd.	(4,440)	(143,545)

Fertilizers & Agricultural Chemicals
Agrium Inc.	(1,640)	(142,843)

Potash Corp. of Saskatchewan Inc.	(4,530)	(141,880)

		(284,723)

Food Retail
Whole Foods Market Inc.	(2,790)	(145,805)

Gas Utilities
ONEOK, Inc.	(2,190)	(149,993)

Health Care Equipment
Edwards Lifesciences Corp.	(2,190)	(142,613)

Hologic, Inc.	(490)	(10,466)

Intuitive Surgical, Inc.	(60)	(24,455)

		(177,534)

Health Care Services
Catamaran Corp.	(2,930)	(142,457)

Homebuilding
D.R. Horton, Inc.	(6,310)	(148,159)

Lennar Corp. –Class A	(3,770)	(151,403)

		(299,562)

Hotels, Resorts & Cruise Lines
Carnival Corp.	(3,570)	(139,908)

Industrial Machinery
Stanley Black & Decker Inc.	(1,860)	(143,964)

Internet Retail
Amazon.com, Inc.	(360)	(129,127)

TripAdvisor Inc.	(1,860)	(143,573)

		(272,700)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Reference Entity – Short

Internet Software & Services
eBay Inc.	(2,730)	$(145,236)

Equinix, Inc.	(750)	(138,900)

Google Inc.	(125)	(147,621)

LinkedIn Corp. –Class A	(650)	(139,887)

Rackspace Hosting, Inc.	(3,890)	(141,635)

		(713,279)

IT Consulting & Other Services
Teradyne, Inc.	(5,310)	(99,881)

Mortgage REIT’s
American Capital Agency Corp.	(7,020)	(147,068)

Office REIT’s
Digital Realty Trust, Inc.	(2,780)	(141,752)

Oil & Gas Equipment & Services
Schlumberger Ltd	(1,650)	(144,491)

Oil & Gas Exploration & Production
Cobalt International Energy, Inc.	(8,600)	(140,782)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(3,250)	(142,805)

Enbridge Inc.	(3,470)	(145,705)

Kinder Morgan Inc./DE	(1,010)	(34,350)

Kinder Morgan Management, LLC.	(1,638)	(123,653)

Williams Cos., Inc./The	(3,650)	(147,789)

		(594,302)

Packaged Foods & Meats
ConAgra Foods, Inc.	(4,000)	(127,160)

Paper Packaging
MeadWestvaco Corp.	(4,050)	(146,084)

Rock-Tenn Co.	(1,480)	(150,190)

		(296,274)

Pharmaceuticals
Bristol-Myers Squibb Co.	(2,840)	(141,915)

Precious Metals & Minerals
Silver Wheaton Corp.	(6,620)	(143,720)

Railroads
Kansas City Southern	(1,430)	(150,994)

Restaurants
Chipotle Mexican Grill, Inc.	(280)	(154,549)

Darden Restaurants, Inc.	(2,890)	(142,882)

Panera Bread Co. –Class A	(850)	(143,710)

Yum! Brands Inc.	(2,130)	(143,030)

		(584,171)

Semiconductor Equipment
Teradata Corp.	(3,300)	(135,696)

Semiconductors
Cree, Inc.	(940)	(56,795)

	Shares	Value

Reference Entity – Short

Specialty Stores
Dick’s Sporting Goods, Inc.	(1,630)	$(85,575)

Ulta Salon Cosmetics & Fragrance Inc.	(1,720)	(147,421)

		(232,996)

Steel
Allegheny Technologies, Inc.	(4,280)	(134,563)

Cliffs Natural Resources Inc.	(7,330)	(141,616)

		(276,179)

Systems Software
NetSuite Inc.	(1,370)	(144,097)

Thrifts & Mortgage Finance
Ocwen Financial Corp.	(3,190)	(140,807)

Trading Companies & Distributors
Fastenal Co.	(3,270)	(143,651)

MSC Industrial Direct Co., Inc. –Class A	(920)	(77,298)

		(220,949)

Trucking
Hertz Global Holdings, Inc.	(5,470)	(142,329)

Wireless Telecommunication Services
Crown Castle International Corp.	(2,040)	(144,758)

SBA Communications Corp.	(1,610)	(149,328)

		(294,086)

Total Reference Entity - Short		$(9,668,254)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent

Invesco Long/Short Equity Fund

A.	Security Valuations – (continued)

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party make payments based on a set rate, either fixed or variable, while the other party make payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing income payable from the counterparty.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks

Invesco Long/Short Equity Fund

D.	Swap Agreements – (continued)

involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

E.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2	– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,452,199	$ --	$ --	$9,452,199
Swap Agreements*	--	(58,662)	--	(58,662)
Total Investments	$9,452,199	$ (58,662)	$ --	$9,393,537
* Unrealized appreciation (depreciation).

Invesco Long/Short Equity Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2014:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Equity risk
Swap agreements	$252,903	$(311,565)

Effect of Derivative Investments for the period December 19, 2013 (commencement date) through January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements*
Realized Gain (Loss)
Equity risk	$(124,673)
Change in Unrealized Appreciation (Depreciation)
Equity risk	(58,662)
Total	$(183,335)

* The average notional value swap agreements outstanding during the period were $19,958,094.

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 19, 2013 (commencement date) to January 31, 2014 was $8,558,295 and $392,263, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$302,171
Aggregate unrealized (depreciation) of investment securities	(367,961)
Net unrealized appreciation (depreciation) of investment securities	$(65,790)
Cost of investments is the same for tax and financial reporting purposes.

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2014

invesco.com/us	LVEM-QTR-1 1/14	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–95.34%

Brazil–14.04%

AES Tiete S.A. -Preference Shares	5,300	$41,472
Arteris S.A.	2,400	16,512
Banco Santander Brasil S.A. -ADR	7,700	35,189
CESP - Cia Energetica de Sao Paulo -Class B -Preference Shares	2,900	27,728
Companhia Brasileira de Distribuicao Grupo Pao de Acucar -Preference Shares	900	34,839
Companhia Energetica de Minas Gerais -ADR	7,192	41,498
Companhia Paranaense de Energia -Copel -Class B -Preference Shares	1,200	13,841
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	6,700	39,654
Estacio Participacoes S.A.	4,800	37,222
JBS S.A.	2,900	10,156
Kroton Educacional S.A.	1,600	24,456
M Dias Branco S.A.	600	20,518
Multiplus S.A.	1,700	18,249
Porto Seguro S.A.	3,400	39,668
		401,002

Chile–4.22%

AES Gener S.A.	23,957	11,466
Aguas Andinas S.A. -Class A	16,538	10,563
Banco de Chile	186,078	22,967
CAP S.A.	900	13,051
Compania Cervecerias Unidas S.A. -ADR	1,200	25,680
Enersis S.A.	139,392	36,691
		120,418

China–3.32%

CNOOC Ltd.	22,000	34,016
Foshan Electrical and Lighting Co., Ltd. -Class B	7,900	6,756
Guangdong Electric Power Development Co., Ltd. -Class B	12,800	7,551
Shanghai Mechanical & Electrical Industry Co., Ltd. -Class B	6,100	12,182
Shenzhen Expressway Co. Ltd. -Class H	24,000	10,597
Sino Biopharmaceutical Ltd.	28,000	23,731
		94,833

Colombia–1.42%

Bancolombia S.A. -ADR	700	30,758
Cemex Latam Holdings S.A. (a)	1,459	9,770
		40,528

Greece–2.00%

Hellenic Exchanges - Athens Stock Exchange S.A. Holding	1,558	15,317
OPAP S.A.	3,254	41,909
		57,226

	Shares	Value

Hong Kong–2.25%

China Resources Cement Holdings Ltd.	62,000	$42,404
Huabao International Holdings Ltd.	43,000	21,933
		64,337

Indonesia–2.36%

PT Indofood Sukses Makmur Tbk	38,000	21,571
PT Telekomunikasi Indonesia Persero Tbk	249,000	45,974
		67,545

Malaysia–7.42%

AMMB Holdings Berhad	13,200	28,940
Axiata Group Berhad	20,500	40,224
British American Tobacco Malaysia Berhad	700	12,699
IJM Corp. Berhad	6,300	11,137
IOI Corp. Berhad	23,900	30,024
Malaysia Airports Holdings Berhad	7,500	18,893
Public Bank Berhad	4,500	25,708
Tenaga Nasional Berhad	12,500	44,414
		212,039

Mexico–2.39%

Grupo Mexico S.A.B. de C.V. -Series B	5,200	16,749
Grupo Sanborns S.A.B. de C.V.	7,200	13,129
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	15,000	38,523
		68,401

Poland–2.78%

Powszechna Kasa Oszczednosci Bank Polski S.A.	3,286	42,590
Powszechny Zaklad Ubezpieczen S.A.	281	36,823
		79,413

Russia–4.06%

LUKOIL OAO -ADR	696	39,568
MegaFon OAO -REGS -GDR(b)	1,270	37,884
NovaTek OAO -REGS -GDR(b)	315	38,461
		115,913

South Africa–11.56%

African Rainbow Minerals Ltd.	1,619	31,934
AVI Ltd.	4,208	19,447
FirstRand Ltd.	13,394	37,513
Grindrod Ltd.	3,780	8,618
Imperial Holdings Ltd.	2,332	38,839
Liberty Holdings Ltd.	1,476	15,140
Mondi Ltd.	1,447	21,915
Mr. Price Group Ltd.	2,001	24,712
Netcare Ltd.	18,449	36,943
Omnia Holdings Ltd.	586	10,864
PPC Ltd.	5,271	14,141
SPAR Group Ltd. (The)	2,478	26,720
Steinhoff International Holdings Ltd.	10,561	43,532
		330,318

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

	Shares	Value

South Korea–17.01%

AMOREPACIFIC Group	59	$25,562
E-Mart Co., Ltd.	174	41,509
Hanwha Corp.	1,220	40,493
Hyosung Corp.	247	15,201
Hyundai Hysco Co., Ltd.	276	10,231
Hyundai Marine & Fire Insurance Co., Ltd.	1,440	41,300
Hyundai Steel Co.	378	26,490
KCC Corp.	89	39,864
Kia Motors Corp.	814	40,354
KT&G Corp.	609	42,579
LG Hausys, Ltd.	296	42,652
Lotte Chilsung Beverage Co., Ltd.	10	14,921
LS Corp.	577	44,526
LS Industrial Systems Co., Ltd.	370	22,638
Samsung Electronics Co., Ltd.	32	37,495
		485,815

Taiwan–14.01%

CTBC Financial Holding Co. Ltd.	65,000	42,753
E.Sun Financial Holding Co. Ltd.	65,000	40,202
Formosa Taffeta Co., Ltd.	20,000	21,045
Hon Hai Precision Industry Co., Ltd.	16,000	44,664
Inventec Corp.	52,000	47,523
Pou Chen Corp.	31,000	42,527
Radiant Opto-Electronics Corp.	9,000	39,079
SinoPac Financial Holdings Co., Ltd.	29,000	13,457
Taishin Financial Holding Co., Ltd.	87,000	41,113
Taiwan Cement Corp.	28,000	40,613
Teco Electric & Machinery Co., Ltd.	25,000	27,162
		400,138

Thailand–2.68%

PTT Exploration and Production PCL	8,300	38,703
PTT Global Chemical PCL	17,500	37,750
		76,453

Turkey–3.82%

TAV Havalimanlari Holding A.S.	5,555	41,892
Turkiye Halk Bankasi A.S.	7,003	34,541
Ulker Biskuvi Sanayi A.S.	5,333	32,792
		109,225
Total Common Stocks & Other Equity Interests (Cost $2,892,286)		2,723,604

Money Market Funds–4.44%

Liquid Assets Portfolio –Institutional Class (c)	63,464	63,464
Premier Portfolio –Institutional Class (c)	63,464	63,464
Total Money Market Funds (Cost $126,928)		126,928
TOTAL INVESTMENTS–99.78% (Cost $3,019,214)		2,850,532
OTHER ASSETS LESS LIABILITIES–0.22%		6,131
NET ASSETS–100.00%		$2,856,663

Investment Abbreviations:

ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REGS	—Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2014 was $76,345, which represented 2.67% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Low Volatility Emerging Markets Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Low Volatility Emerging Markets Fund

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Low Volatility Emerging Markets Fund

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Brazil	$401,002	$--	$--	$401,002
Chile	120,418	--	--	120,418
China	42,669	52,164	--	94,833
Colombia	40,528	--	--	40,528
Greece	57,226	--	--	57,226
Hong Kong	42,404	21,933	--	64,337
Indonesia	--	67,545	--	67,545
Malaysia	136,033	76,006	--	212,039
Mexico	68,401	--	--	68,401
Poland	--	79,413	--	79,413
Russia	115,913	--	--	115,913
South Africa	250,927	79,391	--	330,318
South Korea	--	485,815	--	485,815
Taiwan	--	400,138	--	400,138
Thailand	76,453	--	--	76,453
Turkey	67,333	41,892	--	109,225
United States	126,928	--	--	126,928
	$1,546,235	$1,304,297	$--	$2,850,532
Futures*	(6,104)	--	--	(6,104)
Total Investments	$1,540,131	$1,304,297	$--	$2,844,428

* Unrealized appreciation (depreciation).

Invesco Low Volatility Emerging Markets Fund

NOTE 3 -- Derivative Investments

Open Futures Contracts at Period-End(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Mini Index	Long	2	March 2014	$92,530	$(6,104)
(a)	Futures collateralized by $6,560 cash held with Merrill Lynch, the futures commission merchant.

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 17, 2013 (commencement date) to January 31, 2014 was $3,055,509 and $163,664, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$35,818
Aggregate unrealized (depreciation) of investment securities	(204,500)
Net unrealized appreciation (depreciation) of investment securities	$(168,682)
Cost of investments is the same for tax and financial reporting purposes.

Invesco Low Volatility Emerging Markets Fund

Invesco Macro International Equity Fund Quarterly Schedule of Portfolio Holdings January 31, 2014

Schedule of Investments

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–88.22%

Australia–4.91%

AGL Energy Ltd.	437	$5,796

ALS Ltd.	689	4,772

Alumina Ltd. (a)	6,584	7,268

Amcor Ltd.	656	6,148

AMP Ltd.	1,457	5,416

APA Group	1,145	5,995

Asciano Ltd.	1,153	5,671

ASX Ltd.	194	6,027

Aurizon Holdings Ltd.	1,469	6,325

Australia and New Zealand Banking Group Ltd.	221	5,803

Bank of Queensland Ltd.	638	6,365

Bendigo and Adelaide Bank Ltd.	664	6,713

BHP Billiton Ltd.	188	6,013

BlueScope Steel Ltd. (a)	1,406	6,644

Boral Ltd.	1,418	5,894

Brambles Ltd.	838	6,576

Caltex Australia Ltd.	362	6,120

Coca-Cola Amatil Ltd.	555	5,678

Cochlear Ltd.	116	5,810

Commonwealth Bank of Australia	93	6,041

Computershare Ltd.	686	6,682

Crown Resorts Ltd.	438	6,365

CSL Ltd.	106	6,517

Echo Entertainment Group Ltd.	2,356	4,848

Federation Centres Ltd.	3,084	6,109

Fortescue Metals Group Ltd.	1,502	7,006

Iluka Resources Ltd.	586	4,482

Incitec Pivot Ltd.	2,490	6,205

Insurance Australia Group Ltd.	1,169	5,595

Leighton Holdings Ltd.	364	5,240

Lend Lease Group	678	6,248

Macquarie Group Ltd.	130	6,153

Metcash Ltd.	2,075	5,484

National Australia Bank Ltd.	197	5,732

Newcrest Mining Ltd.	522	4,408

Oil Search Ltd.	794	5,580

Orica Ltd.	336	6,889

Origin Energy Ltd.	474	5,770

Primary Health Care Ltd.	1,412	6,111

Qantas Airways Ltd. (a)	4,564	4,348

QBE Insurance Group Ltd.	464	4,648

Ramsay Health Care Ltd.	190	7,268

Rio Tinto Ltd.	109	6,240

Santos Ltd.	455	5,312

Seek Ltd.	584	6,342

Sonic Healthcare Ltd.	429	6,198

SP AusNet	5,827	6,340

Suncorp Group Ltd.	518	5,521

Sydney Airport	136	469

TABCORP Holdings Ltd.	2,181	6,554

	Shares	Value

Australia–(continued)

Tatts Group Ltd.	2,252	$5,892

Telstra Corp. Ltd.	1,380	6,191

Toll Holdings Ltd.	1,181	5,753

Treasury Wine Estates Ltd.	1,393	4,421

Wesfarmers Ltd.	165	6,064

Westpac Banking Corp.	210	5,673

Woodside Petroleum Ltd.	176	5,738

Woolworths Ltd.	196	5,825

WorleyParsons Ltd.	294	4,232

		341,528

Austria–0.24%

Erste Group Bank AG	172	6,248

OMV AG	116	5,022

Voestalpine AG	122	5,470

		16,740

Belgium–0.57%

Ageas	140	6,013

Anheuser-Busch InBev N.V.	55	5,275

Delhaize Group S.A.	85	5,456

KBC Groep N.V.	113	6,670

Solvay S.A.	36	5,030

UCB S.A.	92	6,513

Umicore S.A.	114	4,878

		39,835

Brazil–1.39%

Ambev S.A.	800	5,335

BRF S.A.	200	3,584

CCR S.A.	700	4,508

Cielo S.A.	200	5,325

Companhia Brasileira de Distribuicao Grupo Pao de Acucar -Preference Shares	100	3,871

Cosan Ltd. -BDR	400	4,692

Cosan S.A. Industria e Comercio	300	4,469

CPFL Energia S.A.	600	4,503

Ecorodovias Infraestrutura e Logistica S.A.	900	4,588

Grupo BTG Pactual (b)	400	4,178

Itau Unibanco Holding S.A. -Preference Shares	400	5,020

Lojas Americanas S.A. -Preference Shares	700	4,265

M Dias Branco S.A.	200	6,839

Multiplan Empreendimentos Imobiliarios S.A.	300	5,422

Porto Seguro S.A.	400	4,667

Souza Cruz S.A.	500	4,379

Telefonica Brasil S.A. -Preference Shares	300	5,703

Tractebel Energia S.A.	300	4,290

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Brazil–(continued)

Transmissora Alianca de Energia Eletrica S.A.(c)	600	$4,407

Ultrapar Participacoes S.A.	300	6,627

		96,672

Chile–1.12%

Aguas Andinas S.A. -Class A	9,351	5,973

Banco de Chile	49,578	6,119

Banco Santander Chile	105,774	5,291

Cencosud S.A.	1,363	3,850

Cia Cervecerias Unidas S.A.	448	4,792

Corpbanca S.A.	536,280	5,895

Empresa Nacional de Electricidad S.A.	6,194	7,957

Empresa Nacional de Telecomunicaciones S.A.	375	4,548

Empresas CMPC S.A.	1,749	3,776

Empresas COPEC S.A.	444	5,062

Enersis S.A.	22,415	5,900

LATAM Airlines Group S.A.	387	5,396

S.A.C.I. Falabella	620	4,830

Sociedad Quimica y Minera de Chile S.A. -Class B -Preference Shares	165	4,140

Sonda S.A.	2,368	4,687

		78,216

China–2.56%

AAC Technologies Holdings Inc.	1,500	6,482

Bank of China Ltd. -Class H	12,000	5,034

Bank of Communications Co. Ltd. -Class H	7,000	4,495

Belle International Holdings Ltd.	4,000	4,256

China Construction Bank Corp. -Class H	7,000	4,810

China Mobile Ltd.	1,000	9,538

China Petroleum & Chemical Corp. (Sinopec) -Class H	6,000	4,722

China Telecom Corp. Ltd. -Class H	10,000	4,619

CNOOC Ltd.	3,000	4,639

Country Garden Holdings Co. Ltd.	10,000	5,461

ENN Energy Holdings Ltd.	2,000	12,932

Evergrande Real Estate Group Ltd.	15,000	6,016

GCL-Poly Energy Holdings Ltd. (a)	23,000	7,821

Hengan International Group Co. Ltd.	1,000	10,694

Industrial & Commercial Bank of China Ltd. -Class H	7,000	4,291

Jiangsu Expressway Co. Ltd. -Class H	4,000	5,060

PetroChina Co. Ltd. -Class H	6,000	5,756

Ping An Insurance (Group) Co. of China Ltd. -Class H	500	3,988

Shanghai Industrial Holdings Ltd.	2,000	6,668

Shanghai Pharmaceuticals Holding Co., Ltd. -Class H	2,800	6,889

Shimao Property Holdings Ltd.	3,000	6,553

SOHO China Ltd.	6,500	5,151

Sun Art Retail Group Ltd.	9,500	12,396

Tencent Holdings Ltd.	200	13,806

Tingyi (Cayman Islands) Holding Corp.	4,000	10,400

Want Want China Holdings Ltd.	4,000	5,357

		177,834

	Shares	Value

Colombia–0.39%

Almacenes Exito S.A.	319	$4,193

Bancolombia S.A. -Preference Shares	518	5,710

Ecopetrol S.A.	2,636	4,603

Grupo Aval Acciones y Valores S.A. -Preference Shares	11,284	6,493

Grupo de Inversiones Suramericana S.A. -Preference Shares	380	5,881

		26,880

Czech Republic–0.30%

CEZ AS	240	6,072

Komercni Banka AS	48	10,421

Telefonica Czech Republic AS	315	4,565

		21,058

Denmark–0.67%

A. P. Moller - Maersk AS -Class B	1	11,135

Carlsberg AS -Class B	78	7,599

Coloplast AS -ClassB	141	10,586

Danske Bank AS (a)	358	8,085

Novo Nordisk AS -Class B	230	9,116

		46,521

Finland–0.66%

Fortum Oyj	250	5,378

Kone Oyj -Class B	125	5,084

Metso Corp.	131	4,102

Nokia Oyj (a)	839	5,813

Sampo Oyj -Class A	130	6,031

Stora Enso Oyj -Class R	616	5,755

UPM-Kymmene Oyj	394	6,036

Valmet Corp. (a)	131	1,105

Wartsila Oyj	119	6,463

		45,767

France–3.73%

Accor S.A.	135	6,434

Air Liquide S.A.	39	4,892

Airbus Group N.V.	88	6,237

Alcatel-Lucent (a)	1,906	7,704

Alstom S.A.	153	4,338

Arkema S.A.	49	5,230

AXA S.A.	237	6,220

BNP Paribas S.A.	81	6,253

Bouygues S.A.	152	5,798

Bureau Veritas S.A.	177	4,598

Cap Gemini S.A.	91	6,196

Carrefour S.A.	160	5,498

Casino Guichard-Perrachon S.A.	53	5,458

Christian Dior S.A.	28	5,118

Cie Generale des Etablissements Michelin	50	5,268

Compagnie de Saint-Gobain	109	5,718

Credit Agricole S.A.(a)	501	6,736

Danone	71	4,686

Dassault Systemes S.A.	42	4,979

Edenred	167	4,667

Electricite de France	188	6,385

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

France–(continued)

Essilor International S.A.	49	$4,925

Eutelsat Communications S.A.	180	5,460

GDF Suez	225	4,960

Kering	23	4,587

L’Oreal S.A.	31	5,090

Lafarge S.A.	78	5,602

Legrand S.A.	98	5,196

LVMH Moet Hennessy Louis Vuitton S.A.	27	4,803

Orange S.A.	472	5,825

Pernod Ricard S.A.	44	4,720

Publicis Groupe S.A.	68	6,026

Renault S.A.	68	5,918

Safran S.A.	92	6,546

Sanofi	54	5,285

Schneider Electric S.A.	64	5,160

SCOR S.E.	170	5,516

Societe Generale S.A.	109	6,163

Sodexo	59	5,808

Suez Environnement Co.	342	6,127

Technip S.A.	44	3,753

Total S.A.	98	5,596

Vallourec S.A.	83	4,136

Veolia Environnement S.A.	324	5,086

Vinci S.A.	96	6,271

Vivendi S.A.	239	6,410

Zodiac Aerospace	35	6,164

		259,546

Germany–2.99%

Adidas AG	51	5,697

Allianz S.E.	35	5,839

BASF S.E.	58	6,206

Bayer AG	47	6,187

Bayerische Motoren Werke AG	51	5,553

Beiersdorf AG	62	6,133

Brenntag AG	33	5,687

Commerzbank AG(a)	435	7,392

Continental AG	32	6,894

Daimler AG	71	5,943

Deutsche Bank AG	117	5,663

Deutsche Boerse AG	74	5,690

Deutsche Lufthansa AG(a)	296	7,052

Deutsche Post AG	167	5,776

Deutsche Telekom AG	405	6,539

E.ON S.E.	309	5,613

Fresenius Medical Care AG & Co. KGaA	86	6,054

Fresenius S.E. & Co. KGaA	43	6,706

GEA Group AG	138	6,474

HeidelbergCement AG	71	5,282

Henkel AG & Co. KGaA -Preference Shares	54	5,854

Infineon Technologies AG	553	5,701

K+S AG	158	4,697

LANXESS AG	86	5,642

Linde AG	27	5,113

MAN S.E.	47	5,724

Merck KGaA	36	5,581

	Shares	Value

Germany–(continued)

Metro AG	139	$5,734

Muenchener Rueckversicherungs-Gesellschaft AG	28	5,783

Porsche Automobil Holding S.E. -Preference Shares	63	6,169

RWE AG	168	6,217

SAP AG	75	5,731

Siemens AG	46	5,829

ThyssenKrupp AG(a)	236	6,068

Volkswagen AG -Preference Shares	23	5,833

		208,056

Greece–0.19%

Alpha Bank A.E.(a)	7,514	6,789

National Bank of Greece S.A.(a)	1,384	6,141

		12,930

Hong Kong–3.61%

AIA Group Ltd.	1,400	6,456

ASM Pacific Technology Ltd.	600	5,603

Bank of East Asia, Ltd. (The)	1,600	6,069

Cathay Pacific Airways Ltd.	3,000	6,281

Cheung Kong Infrastructure Holdings Ltd.	1,000	5,880

CLP Holdings Ltd.	1,000	7,609

Dairy Farm International Holdings Ltd.	900	8,337

Esprit Holdings Ltd.(a)	4,000	7,543

First Pacific Co. Ltd.	6,000	5,976

Galaxy Entertainment Group Ltd.(a)	1,000	9,716

Hang Lung Group Ltd.	1,000	4,610

Hang Lung Properties Ltd.	2,000	5,492

Hang Seng Bank Ltd.	400	6,264

Henderson Land Development Co. Ltd.	1,000	5,329

HKT Trust and HKT Ltd.	7,000	6,700

Hong Kong and China Gas Co. Ltd.	3,000	6,136

Hong Kong Exchanges & Clearing Ltd.	400	6,226

Hongkong Land Holdings Ltd.	1,000	6,027

Hopewell Holdings Ltd.	2,000	6,942

Hutchison Whampoa Ltd.	1,000	12,288

Hysan Development Co. Ltd.	1,000	3,954

Kerry Properties Ltd.	1,500	4,835

Li & Fung Ltd.	4,000	5,508

Link REIT (The)	1,500	6,739

MTR Corp. Ltd.	1,500	5,272

New World Development Co. Ltd.	4,000	4,989

Noble Group Ltd.	9,000	6,706

Power Assets Holdings Ltd.	1,000	7,549

Samsonite International S.A.	2,400	6,541

Sands China Ltd.	1,200	9,267

Shangri-La Asia Ltd.	4,000	6,714

Sino Land Co. Ltd.	4,000	5,317

SJM Holdings Ltd.	2,000	6,247

Swire Pacific Ltd. -Class A	500	5,347

Swire Properties Ltd.	2,200	5,682

Techtronic Industries Co. Ltd.	2,500	6,394

Wharf Holdings Ltd. (The)	1,000	6,826

Wheelock and Co. Ltd.	1,000	4,075

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Hong Kong–(continued)

Yue Yuen Industrial (Holdings) Ltd.	2,500	$7,776

		251,222

Hungary–0.18%

MOL Hungarian Oil and Gas PLC	74	4,539

Richter Gedeon Nyrt	411	8,323

		12,862

Indonesia–0.17%

Golden Agri-Resources Ltd.	15,000	6,110

PT Trada Maritime Tbk (a)	41,000	5,544

		11,654

Ireland–0.61%

CRH PLC	231	5,925

Kerry Group PLC -Class A	91	6,124

Shire PLC	614	30,713

		42,762

Italy–1.15%

Assicurazioni Generali S.p.A.	276	5,968

Atlantia S.p.A	269	6,131

Enel S.p.A.	1,465	6,684

Eni S.p.A.	231	5,234

Fiat S.p.A.(a)	671	6,692

Intesa Sanpaolo S.p.A.	2,451	6,627

Luxottica Group S.p.A.	102	5,425

Prada S.p.A.	700	5,213

Saipem S.p.A.	248	5,819

Snam S.p.A.	1,114	6,110

Telecom Italia S.p.A.	7,258	8,063

Terna - Rete Elettrica Nazionale S.p.A.	1,242	6,033

UniCredit S.p.A.	852	6,391

		80,390

Japan–17.70%

ACOM Co., Ltd.(a)	1,700	5,019

Advantest Corp.	500	5,373

Aeon Co., Ltd.	500	6,214

Aisin Seiki Co., Ltd.	100	3,660

Amada Co., Ltd.	1,000	8,068

ANA Holdings Inc.	2,000	4,267

Aozora Bank, Ltd.	2,000	5,703

Asahi Glass Co., Ltd.	1,000	5,645

Asahi Group Holdings, Ltd.	200	5,421

Asahi Kasei Corp.	1,000	7,599

ASICS Corp.	300	5,175

Astellas Pharma Inc.	100	6,150

Bank of Kyoto, Ltd. (The)	1,000	7,924

Bank of Yokohama, Ltd. (The)	1,000	5,010

Benesse Holdings Inc.	100	3,946

Bridgestone Corp.	100	3,600

Brother Industries, Ltd.	500	6,275

Canon Inc.	200	5,854

Chiba Bank, Ltd. (The)	1,000	6,290

Chubu Electric Power Co., Inc.	500	5,938

Chugai Pharmaceutical Co., Ltd.	200	4,529

Chugoku Bank, Ltd. (The)	500	6,199

	Shares	Value

Japan–(continued)

Chugoku Electric Power Co., Inc. (The)	300	$3,922

Credit Saison Co., Ltd.	200	4,885

Dai Nippon Printing Co., Ltd.	1,000	9,899

Dai-ichi Life Insurance Co. Ltd. (The)	500	7,499

Daihatsu Motor Co., Ltd.	300	4,669

Daiichi Sankyo Co., Ltd.	300	4,966

Daikin Industries, Ltd.	100	5,725

Daito Trust Construction Co., Ltd.	100	9,438

Daiwa Securities Group Inc.	1,000	9,316

DeNA Co., Ltd.	400	7,628

Denso Corp.	100	5,169

Dentsu Inc.	100	3,935

East Japan Railway Co.	100	7,462

Eisai Co., Ltd.	100	3,826

Electric Power Development Co., Ltd.	200	5,922

FamilyMart Co., Ltd.	100	4,542

Fuji Heavy Industries Ltd.	200	5,469

Fuji Media Holdings, Inc.	200	3,734

FUJIFILM Holdings Corp.	200	5,808

Fujitsu Ltd. (a)	1,000	5,593

Fukuoka Financial Group, Inc.	1,000	4,164

GungHo Online Entertainment, Inc.	600	3,806

Gunma Bank, Ltd. (The)	1,000	5,268

Hachijuni Bank, Ltd. (The)	1,000	5,533

Hamamatsu Photonics K.K.	100	4,201

Hankyu Hanshin Holdings, Inc.	1,000	5,071

Hiroshima Bank, Ltd. (The)	1,000	4,012

Hisamitsu Pharmaceutical Co., Inc.	100	4,542

Hitachi Construction Machinery Co., Ltd.	200	3,841

Hitachi, Ltd.	1,000	7,603

Hokkaido Electric Power Co., Inc.(a)	500	5,175

Hokuhoku Financial Group, Inc.	3,000	5,683

Hokuriku Electric Power Co.	500	6,152

Honda Motor Co., Ltd.	100	3,757

Hoya Corp.	200	5,526

Hulic Co., Ltd.	300	3,791

IBIDEN Co., Ltd.	300	5,497

Idemitsu Kosan Co., Ltd.	400	8,930

IHI Corp.	1,000	4,537

INPEX Corp.	500	5,883

Isetan Mitsukoshi Holdings Ltd.	500	6,279

Isuzu Motors Ltd.	1,000	5,920

ITOCHU Corp.	500	6,078

Iyo Bank, Ltd. (The)	600	5,610

J. Front Retailing Co., Ltd.	1,000	6,678

Japan Airlines Co. Ltd.	100	5,018

Japan Steel Works, Ltd. (The)	1,000	4,932

Japan Tobacco Inc.	100	3,089

JFE Holdings, Inc.	200	4,144

Joyo Bank, Ltd. (The)	1,000	4,706

JSR Corp.	300	5,333

JTEKT Corp.	500	7,276

JX Holdings, Inc.	1,100	5,284

Kajima Corp.	1,000	3,698

Kansai Electric Power Co., Inc. (The)(a)	500	5,425

Kao Corp.	200	6,336

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Japan–(continued)

Kawasaki Heavy Industries, Ltd.	1,000	$4,347

KDDI Corp.	100	5,498

Keikyu Corp.	1,000	7,799

Keio Corp.	1,000	6,407

Keisei Electric Railway Co., Ltd.	1,000	8,883

Kintetsu Corp.	1,000	3,447

Kobe Steel, Ltd. (a)	3,000	4,966

Komatsu Ltd.	200	4,134

Konica Minolta Inc.	500	5,250

Kuraray Co., Ltd.	500	5,615

Kurita Water Industries Ltd.	200	4,249

Kyocera Corp.	100	4,471

Kyowa Hakko Kirin Co., Ltd.	1,000	10,145

Kyushu Electric Power Co., Inc.(a)	500	5,683

Lawson, Inc.	100	7,252

LIXIL Group Corp.	200	5,138

Makita Corp.	100	5,142

Marubeni Corp.	1,000	6,966

Marui Group Co., Ltd.	600	5,619

Mazda Motor Corp.(a)	1,000	4,809

Medipal Holdings Corp.	500	7,247

MEIJI Holdings Co., Ltd.	100	6,253

Mitsubishi Chemical Holdings Corp.	1,000	4,271

Mitsubishi Corp.	300	5,533

Mitsubishi Gas Chemical Co., Inc.	1,000	7,037

Mitsubishi Heavy Industries, Ltd.	1,000	6,476

Mitsubishi Materials Corp.	1,000	3,346

Mitsubishi Motors Corp.(a)	600	6,489

Mitsubishi Tanabe Pharma Corp.	500	7,346

Mitsubishi UFJ Financial Group, Inc.	900	5,405

Mitsui & Co., Ltd.	300	4,010

Mitsui Chemicals, Inc.	2,000	4,804

Mitsui O.S.K. Lines, Ltd.	1,000	4,110

Mizuho Financial Group, Inc.	2,500	5,270

MS&AD Insurance Group Holdings, Inc.	200	4,640

Murata Manufacturing Co., Ltd.	100	9,260

Nagoya Railroad Co., Ltd.	2,000	5,968

Namco Bandai Holdings Inc.	400	8,991

NEC Corp.	2,000	5,781

Nidec Corp.	100	11,160

Nikon Corp.	300	5,114

Nippon Express Co., Ltd.	1,000	4,698

Nippon Steel & Sumitomo Metal Corp.	1,000	3,026

Nippon Telegraph & Telephone Corp.	100	5,390

Nippon Television Holdings, Inc.	300	5,125

Nippon Yusen Kabushiki Kaisha	2,000	6,212

Nissan Motor Co., Ltd.	600	5,117

Nisshin Seifun Group Inc.	600	5,953

Nissin Foods Holdings Co., Ltd.	100	4,334

Nitori Holdings Co., Ltd.	50	4,843

Nitto Denko Corp.	100	4,504

NKSJ Holdings, Inc.	200	5,222

Nomura Holdings, Inc.	700	4,882

Nomura Research Institute, Ltd.	200	6,534

NSK Ltd.	1,000	11,281

NTT Data Corp.	100	3,529

NTT DoCoMo, Inc.	300	4,823

Obayashi Corp.	1,000	5,897

	Shares	Value

Japan–(continued)

Odakyu Electric Railway Co., Ltd.	1,000	$8,769

Oji Holdings Corp.	1,000	4,719

Olympus Corp.(a)	200	5,876

OMRON Corp.	100	3,951

Ono Pharmaceutical Co., Ltd.	100	8,740

ORIX Corp.	300	4,563

Osaka Gas Co., Ltd.	1,000	4,033

Otsuka Holdings Co., Ltd.	200	6,095

Panasonic Corp.	600	6,834

Rakuten, Inc.	500	8,241

Resona Holdings, Inc.	1,100	5,794

Rohm Co. Ltd.	100	4,983

Sankyo Co., Ltd.	100	4,734

Santen Pharmaceutical Co., Ltd.	100	4,203

SECOM Co., Ltd.	100	5,625

Sega Sammy Holdings Inc.	200	4,746

Sekisui Chemical Co., Ltd.	1,000	11,501

Sekisui House, Ltd.	500	6,927

Seven & I Holdings Co., Ltd.	100	3,963

Sharp Corp.(a)	1,000	3,401

Shikoku Electric Power Co. Inc.(a)	300	4,281

Shimadzu Corp.	1,000	8,883

Shimamura Co., Ltd.	100	8,844

Shimano Inc.	100	8,881

Shimizu Corp.	1,000	5,366

Shin-Etsu Chemical Co., Ltd.	100	5,559

Shinsei Bank, Ltd.	2,000	4,068

Shionogi & Co., Ltd.	400	8,131

Shiseido Co., Ltd.	300	4,761

Showa Denko K.K.	5,000	6,773

SoftBank Corp.	100	7,255

Sojitz Corp.	2,900	4,958

Sony Corp.	200	3,156

Sony Financial Holdings Inc.	300	4,848

Stanley Electric Co., Ltd.	400	8,998

Sumitomo Chemical Co., Ltd.	1,000	4,073

Sumitomo Corp.	500	6,208

Sumitomo Electric Industries, Ltd.	300	4,703

Sumitomo Heavy Industries, Ltd.	1,000	4,636

Sumitomo Mitsui Financial Group, Inc.	100	4,626

Sumitomo Mitsui Trust Holdings, Inc.	1,000	4,837

Suzuken Co., Ltd.	200	6,899

Suzuki Motor Corp.	200	5,181

Sysmex Corp.	100	5,503

T&D Holdings, Inc.	500	6,086

Taiheiyo Cement Corp.	1,000	3,716

Taisei Corp.	1,000	4,376

Taisho Pharmaceutical Holdings Co. Ltd.	100	7,189

Takashimaya Co., Ltd.	1,000	9,313

Takeda Pharmaceutical Co. Ltd.	100	4,662

TDK Corp.	100	4,508

Teijin Ltd.	2,000	4,484

Terumo Corp.	100	4,652

THK Co., Ltd.	200	4,331

Tobu Railway Co., Ltd.	1,000	4,647

Toho Co., Ltd.	400	8,240

Toho Gas Co., Ltd.	1,000	4,638

Tohoku Electric Power Co., Inc.(a)	500	5,388

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Japan–(continued)

Tokio Marine Holdings, Inc.	200	$5,806

Tokyo Electric Power Co. Inc.(a)	1,100	4,996

Tokyo Electron Ltd.	100	5,110

Tokyo Gas Co., Ltd.	1,000	5,007

Tokyu Corp.	1,000	6,203

TonenGeneral Sekiyu K.K.	1,000	8,763

Toppan Printing Co. Ltd.	1,000	7,292

Toray Industries, Inc.	1,000	6,547

Toshiba Corp.	1,000	4,154

Toyo Seikan Group Holdings Ltd.	300	5,314

Toyota Industries Corp.	100	4,554

Toyota Motor Corp.	100	5,700

Toyota Tsusho Corp.	200	4,680

Trend Micro Inc.	100	3,075

Unicharm Corp.	100	5,436

West Japan Railway Co.	100	4,087

Yahoo Japan Corp.	1,000	5,630

Yakult Honsha Co., Ltd.	100	4,884

Yamada Denki Co., Ltd.	1,800	6,214

Yamaguchi Financial Group, Inc.	1,000	9,057

Yamaha Motor Co., Ltd.	300	3,955

Yamato Holdings Co., Ltd.	200	4,195

Yokogawa Electric Corp.	500	7,718

		1,231,478

Luxembourg–0.17%

ArcelorMittal S.A.	398	6,597

Tenaris S.A.	231	5,158

		11,755

Macau–0.12%

Wynn Macau, Ltd.	2,000	8,540

Malaysia–2.97%

Alliance Financial Group Berhad	3,900	5,424

AMMB Holdings Berhad	4,200	9,208

Axiata Group Berhad	3,300	6,475

British American Tobacco Malaysia Berhad	300	5,442

Bumi Armada Berhad	5,200	6,270

CIMB Group Holdings Berhad	2,900	5,989

Dialog Group Berhad	6,700	6,502

DiGi.Com Berhad	5,000	7,024

Gamuda Berhad	4,100	5,482

Genting Berhad	2,000	6,221

IHH Healthcare Berhad (a)	5,400	5,934

IJM Corp. Berhad	4,100	7,248

IOI Corp. Berhad	3,900	4,899

IOI Properties Group Berhad (a)	1,950	1,575

Kuala Lumpur Kepong Berhad	1,100	7,638

Malayan Banking Berhad	2,800	8,052

Malaysia Marine and Heavy Engineering Berhad	4,300	4,669

Maxis Berhad	5,400	11,244

Petronas Chemicals Group Berhad	4,100	8,185

Petronas Dagangan Berhad	800	7,308

Petronas Gas Berhad	1,200	8,364

	Shares	Value

Malaysia–(continued)

Public Bank Berhad	2,700	$15,369

RHB Capital Berhad	3,600	8,259

Sime Darby Berhad	4,200	11,269

Telekom Malaysia Berhad	6,100	10,075

Tenaga Nasional Berhad	2,900	10,304

UMW Holdings Berhad	1,700	6,011

YTL Corp. Berhad	13,000	6,017

		206,457

Mexico–0.54%

America Movil S.A.B. de C.V. -Series L	5,100	5,437

Arca Continental S.A.B. de C.V.	1,000	5,496

Coca-Cola Femsa, S.A.B. de C.V. -Series L	400	4,249

El Puerto de Liverpool S.A.B. de C.V. -Series C1	500	5,243

Fomento Economico Mexicano, S.A.B. de C.V.(d)	600	5,427

Grupo Televisa S.A.B. -Series CPO (e)	1,100	6,390

Wal-Mart de Mexico S.A.B. de C.V. -Series V	2,200	5,262

		37,504

Morocco–0.11%

Attijariwafa Bank	207	7,600

Netherlands–1.05%

Aegon N.V.	736	6,413

Akzo Nobel N.V.	83	5,955

ASML Holding N.V.	57	4,857

Gemalto N.V.	49	5,507

Heineken Holding N.V.	87	5,013

Heineken N.V.	78	4,755

Koninklijke (Royal) KPN N.V.(a)	1,733	6,464

Koninklijke Ahold N.V.	319	5,319

Koninklijke DSM N.V.	72	4,760

Koninklijke Philips N.V.	170	5,914

Randstad Holding N.V.	101	6,411

Reed Elsevier N.V.	275	5,666

Wolters Kluwer N.V.	217	5,978

		73,012

New Zealand–0.28%

Auckland International Airport Ltd.	2,310	6,818

Fletcher Building Ltd.	804	5,892

Telecom Corp. of New Zealand Ltd.	3,386	6,434

		19,144

Norway–0.58%

DNB ASA	492	8,316

Orkla ASA	1,067	8,296

Statoil ASA	355	8,427

Telenor ASA	354	7,356

Yara International ASA	195	8,073

		40,468

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Philippines–0.08%

Philippine Long Distance Telephone Co.	90	$5,365

Poland–0.46%

Bank Pekao S.A.	103	6,065

Bank Zachodni WBK S.A.	58	7,269

mBank S.A.	36	5,826

Powszechna Kasa Oszczednosci Bank Polski S.A.	532	6,895

Powszechny Zaklad Ubezpieczen S.A.	45	5,897

		31,952

Portugal–0.08%

EDP - Energias de Portugal, S.A.	1,526	5,733

Russia–0.08%

LUKOIL OAO -ADR	97	5,514

Singapore–1.94%

CapitaLand Ltd.	3,000	6,450

CapitaMall Trust	4,000	5,865

CapitaMalls Asia Ltd.	4,000	5,520

City Developments Ltd.	1,000	6,860

ComfortDelGro Corp. Ltd.	4,000	6,034

DBS Group Holdings Ltd.	1,000	12,913

Genting Singapore PLC	6,000	6,492

Global Logistic Properties Ltd.	3,000	6,548

Keppel Corp. Ltd.	1,000	8,153

Olam International Ltd.	5,000	5,802

Oversea-Chinese Banking Corp. Ltd.	1,000	7,259

SembCorp Industries Ltd.	2,000	8,230

SembCorp Marine Ltd.	2,000	6,360

Singapore Airlines Ltd.	1,000	7,524

Singapore Exchange Ltd.	1,000	5,370

Singapore Press Holdings Ltd.	2,000	6,250

Singapore Technologies Engineering Ltd.	2,000	5,942

Singapore Telecommunications Ltd.	2,000	5,530

UOL Group Ltd.	1,000	4,580

Wilmar International Ltd.	3,000	7,337

		135,019

South Africa–1.46%

Barclays Africa Group Ltd.	369	4,317

Bidvest Group Ltd.	216	4,816

Capitec Bank Holdings Ltd.	256	4,343

FirstRand Ltd.	1,623	4,546

Investec Ltd.	764	4,896

Liberty Holdings Ltd.	447	4,585

Massmart Holdings Ltd.	336	3,660

Mediclinic International Ltd.	671	4,312

MTN Group Ltd.	270	4,813

Nedbank Group Ltd.	318	5,530

Netcare Ltd.	2,299	4,604

Pick n Pay Stores Ltd.	1,486	6,097

Rand Merchant Insurance Holdings Ltd.	1,935	4,267

Redefine Properties Ltd.	5,346	4,258

Remgro Ltd.	326	5,442

	Shares	Value

South Africa–(continued)

RMB Holdings Ltd.	1,208	$4,649

Sanlam Ltd.	1,147	4,923

Sasol Ltd.	120	5,768

SPAR Group Ltd. (The)	491	5,294

Standard Bank Group Ltd.	544	5,733

Vodacom Group Ltd.	451	4,764

		101,617

South Korea–6.90%

Amorepacific Corp.	14	13,087

Celltrion Inc.	169	7,008

Cheil Industries Inc.	146	10,148

Daewoo Engineering & Construction Co., Ltd. (a)	800	5,069

Daewoo Shipbuilding & Marine Engineering Co., Ltd.	200	6,316

Dongbu Insurance Co., Ltd.	145	7,132

Doosan Corp.	41	5,139

Doosan Heavy Industries and Construction Co., Ltd.	150	5,035

E-Mart Co., Ltd.	28	6,680

GS Holdings	121	5,714

Hana Financial Group Inc.	190	7,138

Hankook Tire Co. Ltd.	111	6,302

Hanwha Corp.	220	7,302

Hyundai Engineering & Construction Co. Ltd.	108	5,795

Hyundai Glovis Co., Ltd.	35	7,312

Hyundai Heavy Industries Co. Ltd.	26	5,349

Hyundai Mobis	23	6,508

Hyundai Motor Co.	26	5,629

Hyundai Steel Co.	83	5,820

Hyundai Wia Corp.	40	5,863

Industrial Bank of Korea	1,290	14,763

Kangwon Land Inc.	230	7,172

KB Financial Group Inc.	360	12,265

Kia Motors Corp.	103	5,106

Korea Electric Power Corp.(a)	220	7,115

Korea Zinc Co., Ltd.	21	6,739

KT Corp.	360	10,258

KT&G Corp.	180	12,585

LG Chem Ltd.	21	5,012

LG Corp.	197	10,445

LG Display Co. Ltd.(a)	250	5,816

LG Electronics Inc.	96	5,804

LG Household & Health Care Ltd.	14	6,144

LG Uplus Corp.	580	5,851

Lotte Chemical Corp.	42	8,133

Lotte Shopping Co., Ltd.	34	11,794

NAVER Corp.	13	8,146

NCSoft Corp.	40	7,191

OCI Co. Ltd.	72	12,577

ORION Corp.	8	6,452

POSCO	44	12,128

S-Oil Corp.	173	10,945

Samsung C&T Corp.	207	11,164

Samsung Electro-Mechanics Co., Ltd.	84	5,155

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

South Korea–(continued)

Samsung Electronics Co., Ltd.	9	$10,545

Samsung Engineering Co., Ltd.	76	4,958

Samsung Fire & Marine Insurance Co. Ltd.	51	11,650

Samsung Heavy Industries Co., Ltd.	170	5,259

Samsung Life Insurance Co., Ltd.	133	12,614

Samsung SDI Co., Ltd.	74	9,716

Samsung Securities Co., Ltd.	300	12,039

Samsung Techwin Co., Ltd.	198	9,682

Shinhan Financial Group Co., Ltd.	290	12,155

SK C&C Co. Ltd.	61	7,012

SK Holdings Co., Ltd.	34	5,629

SK Hynix Inc. (a)	220	7,630

SK Innovation Co., Ltd.	86	10,055

SK Telecom Co., Ltd.	32	6,397

Woori Finance Holdings Co. Ltd.	560	6,372

Woori Investment & Securities Co., Ltd.	610	5,111

		479,930

Spain–1.42%

Abertis Infraestructuras S.A.	293	6,544

Amadeus IT Holding S.A. -Class A	160	6,327

Banco Bilbao Vizcaya Argentaria, S.A.	499	5,962

Banco de Sabadell S.A.	2,181	6,442

Banco Popular Espanol S.A.	931	6,397

Banco Popular Espanol S.A. -Rts.(a)	931	6,411

Banco Santander S.A.	695	5,999

Enagas S.A.	231	6,318

Ferrovial S.A.	309	5,934

Gas Natural SDG, S.A.	280	6,923

Grifols S.A.	131	6,792

Iberdrola S.A.	967	5,960

Industria de Diseno Textil, S.A.	36	5,370

Red Electrica Corp. S.A.	98	6,854

Repsol, S.A.	224	5,244

Telefonica S.A.	366	5,639

		99,116

Sweden–2.14%

Assa Abloy AB -Class B	170	8,470

Atlas Copco AB -Class A	270	7,307

Electrolux AB -Series B	284	6,019

Hennes & Mauritz AB -Class B	194	8,361

Hexagon AB -Class B	258	8,186

Investor AB -Class B	255	8,247

Nordea Bank AB	649	8,663

Sandvik AB	547	7,662

Scania AB -Class B	359	7,342

Skandinaviska Enskilda Banken AB -Class A	721	9,284

Skanska AB -Class B	406	7,986

SKF AB -Class B	279	7,382

Svenska Cellulosa AB -Class B	314	8,937

Svenska Handelsbanken AB -Class A	179	8,486

Swedbank AB -Class A	328	8,551

Swedish Match AB	221	6,476

Telefonaktiebolaget LM Ericsson -Class B	585	7,181

	Shares	Value

Sweden–(continued)

TeliaSonera AB	1,060	$7,864

Volvo AB -Class B	499	6,599

		149,003

Switzerland–2.77%

ABB Ltd.	338	8,406

Adecco S.A.	115	9,036

Cie Financiere Richemont S.A.	79	7,309

Credit Suisse Group AG	262	7,892

Geberit AG	30	8,685

Givaudan S.A.	6	8,868

Glencore Xstrata PLC	4,679	24,773

Holcim Ltd.	107	7,780

Julius Baer Group Ltd.	169	8,196

Kuehne + Nagel International AG	61	8,099

Nestle S.A.	116	8,409

Novartis AG	106	8,381

Roche Holding AG	30	8,248

Schindler Holding AG -Participation Ctfs.	54	7,831

SGS S.A.	3	6,786

STMicroelectronics N.V. (a)	588	4,816

Swatch Group AG	13	7,727

Swiss Re AG	99	8,548

Swisscom AG	17	9,340

Syngenta AG	20	7,082

UBS AG	383	7,582

Zurich Insurance Group AG	31	8,987

		192,781

Taiwan–4.11%

Advanced Semiconductor Engineering Inc.	6,000	5,530

Asia Cement Corp.	7,000	8,596

Cathay Financial Holding Co. Ltd.	4,000	6,008

Chang Hwa Commercial Bank	14,000	8,232

Cheng Shin Rubber Industry Co., Ltd.	2,000	5,019

Cheng Uei Precision Industry Co., Ltd.	3,000	6,296

China Development Financial Holding Corp.	19,000	5,507

China Life Insurance Co., Ltd.	6,000	5,712

China Steel Chemical Corp.	1,000	5,531

China Steel Corp.	9,000	7,731

Chunghwa Telecom Co., Ltd.	4,000	12,055

CTBC Financial Holding Co. Ltd.	11,000	7,235

E.Sun Financial Holding Co. Ltd.	9,000	5,566

EVA Airways Corp.(a)	11,000	5,814

Evergreen Marine Corp. (Taiwan) Ltd.(a)	8,000	4,692

Far Eastern Department Stores Ltd.	5,000	4,535

Far Eastern New Century Corp.	6,000	6,129

Far EasTone Telecommunications Co., Ltd.	3,000	5,878

First Financial Holding Co., Ltd.	15,000	8,953

Formosa Chemicals & Fibre Corp.	2,000	5,236

Formosa Petrochemical Corp.	2,000	4,999

Formosa Plastics Corp.	2,000	5,116

Foxconn Technology Co. Ltd.	2,000	4,467

Fubon Financial Holding Co. Ltd.	4,000	5,632

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

	Shares	Value

Taiwan–(continued)

Hon Hai Precision Industry Co., Ltd.	2,000	$5,583

Hua Nan Financial Holdings Co., Ltd.	16,000	8,977

King’s Town Bank	7,000	6,788

Lite-On Technology Corp.	3,000	4,403

Mega Financial Holding Co., Ltd.	8,000	6,450

Oriental Union Chemical Corp.	6,000	5,961

Pou Chen Corp.	5,000	6,859

President Chain Store Corp.	1,000	6,670

Shin Kong Financial Holding Co., Ltd.	19,000	6,352

SinoPac Financial Holdings Co., Ltd.	14,000	6,496

Standard Foods Corp.	2,000	5,845

Taishin Financial Holding Co., Ltd.	17,000	8,034

Taiwan Cement Corp.	4,000	5,802

Taiwan Cooperative Financial Holding Co. Ltd.	20,000	10,775

Taiwan Fertilizer Co., Ltd.	3,000	6,262

Taiwan Mobile Co., Ltd.	2,000	5,841

Taiwan Semiconductor Manufacturing Co. Ltd.	2,000	6,852

Uni-President Enterprises Corp.	3,000	4,925

WPG Holdings Ltd.	4,000	4,633

Yuanta Financial Holding Co. Ltd.	10,000	5,513

Yulon Motor Co., Ltd.	4,000	6,859

		286,349

Thailand–0.30%

Electricity Generating PCL	1,300	5,018

PTT Exploration and Production PCL	1,000	4,663

PTT PCL	600	4,971

Thai Beverage PCL	14,000	6,031

		20,683

Turkey–0.08%

Eregli Demir ve Celik Fabrikalari TAS	4,567	5,475

United Kingdom–17.44%

Anglo American PLC	981	23,134

ARM Holdings PLC	1,559	23,923

Associated British Foods PLC	845	37,712

AstraZeneca PLC	479	30,408

Aviva PLC	3,808	27,828

BAE Systems PLC	3,484	24,541

Barclays PLC	5,706	25,506

BG Group PLC	1,300	21,814

BHP Billiton PLC	832	24,556

BP PLC	3,531	27,668

British American Tobacco PLC	465	22,263

British Sky Broadcasting Group PLC	1,796	25,862

BT Group PLC	4,557	28,712

Burberry Group PLC	964	22,945

Centrica PLC	3,880	19,848

Compass Group PLC	1,824	27,268

Diageo PLC	767	22,883

Experian PLC	1,259	21,523

GlaxoSmithKline PLC	990	25,488

HSBC Holdings PLC	2,264	23,291

Imperial Tobacco Group PLC	678	24,775

Kingfisher PLC	3,914	23,748

	Shares	Value

United Kingdom–(continued)

Land Securities Group PLC	1,674	$28,282

Legal & General Group PLC	7,780	27,483

Lloyds Banking Group PLC (a)	20,466	27,982

Marks & Spencer Group PLC	3,100	23,967

National Grid PLC	2,057	26,678

Next PLC	305	31,398

Old Mutual PLC	8,132	23,004

Pearson PLC	1,199	21,917

Prudential PLC	1,317	26,536

Reckitt Benckiser Group PLC	339	25,394

Reed Elsevier PLC	1,847	26,912

Rio Tinto PLC	503	26,818

Rolls-Royce Holdings PLC	1,422	27,714

Royal Bank of Scotland Group PLC (a)	4,283	23,884

Royal Dutch Shell PLC -Class A	754	26,042

SABMiller PLC	476	21,439

Smith & Nephew PLC	2,011	28,939

SSE PLC	990	21,253

Standard Chartered PLC	1,016	20,709

Standard Life PLC	4,475	26,854

Subsea 7 S.A.	388	6,673

Tesco PLC	4,148	21,843

Tullow Oil PLC	1,452	18,846

Unilever PLC	603	23,184

Vodafone Group PLC	7,485	27,813

WM Morrison Supermarkets PLC	5,408	21,326

Wolseley PLC	462	24,893

		1,213,479

Total Common Stocks & Other Equity Interests (Cost $6,231,233)		6,138,447

Money Market Funds–10.01%

Liquid Assets Portfolio –Institutional Class(f)	348,301	348,301

Premier Portfolio –Institutional Class(f)	348,301	348,301

Total Money Market Funds (Cost $696,602)		696,602

TOTAL INVESTMENTS–98.23% (Cost $6,927,835)		6,835,049

OTHER ASSETS LESS LIABILITIES–1.77%		123,009

NET ASSETS–100.00%		$ 6,958,058

Investment Abbreviations:

ADR	—American Depositary Receipt
BDR	—Brazilian Depositary Receipt
CPO	—Certificates of Ordinary Participation
Ctfs.	—Certificates
REIT	—Real Estate Investment Trust
Rts.	—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share, two Series A preferred shares, one Class A voting common share and two Class B non-voting common shares.
(c)	Each unit represents one common share and two preferred shares.
(d)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

(e)	Each CPO represents twenty-five A shares, twenty-two B shares, thirty-five L shares and thirty-five D shares.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Macro International Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Macro International Equity Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Macro International Equity Fund

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$158,767	$182,761	$--	$341,528
Austria	10,492	6,248	--	16,740
Belgium	11,391	28,444	--	39,835
Brazil	96,672	--	--	96,672
Chile	78,216	--	--	78,216
China	30,394	147,440	--	177,834
Colombia	26,880	--	--	26,880
Czech Republic	4,565	16,493	--	21,058
Denmark	7,599	38,922	--	46,521

Invesco Macro International Equity Fund

Finland	17,048	28,719	--	45,767
France	60,645	198,901	--	259,546
Germany	97,330	110,726	--	208,056
Greece	12,930	--	--	12,930
Hong Kong	54,460	196,762	--	251,222
Hungary	--	12,862	--	12,862
Indonesia	6,110	5,544	--	11,654
Ireland	36,837	5,925	--	42,762
Italy	30,100	50,290	--	80,390
Japan	59,097	1,172,381	--	1,231,478
Luxembourg	--	11,755	--	11,755
Macau	8,540	--	--	8,540
Malaysia	66,768	139,689	--	206,457
Mexico	37,504	--	--	37,504
Morocco	7,600	--	--	7,600
Netherlands	5,319	67,693	--	73,012
New Zealand	13,252	5,892	--	19,144
Norway	8,316	32,152	--	40,468
Philippines	--	5,365	--	5,365
Poland	13,095	18,857	--	31,952
Portugal	5,733	--	--	5,733
Russia	5,514	--	--	5,514
Singapore	18,140	116,879	--	135,019
South Africa	65,200	36,417	--	101,617
South Korea	10,257	469,673	--	479,930
Spain	19,165	79,951	--	99,116
Sweden	31,638	117,365	--	149,003
Switzerland	23,161	169,620	--	192,781
Taiwan	34,632	251,717	--	286,349
Thailand	15,712	4,971	--	20,683
Turkey	5,475	--	--	5,475
United Kingdom	389,847	823,632	--	1,213,479
United States	696,602	--	--	696,602
	$2,281,003	$4,554,046	$--	$6,835,049
Futures*	(9,730)	--	--	(9,730)
Total Investments	$2,271,273	$4,554,046	$--	$6,825,319

    * Unrealized appreciation (depreciation).

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2014:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Market risk
Futures contracts (a)	$20,097	$(29,827)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Invesco Macro International Equity Fund

Effect of Derivative Investments for the period December 17, 2013 (commencement date) to January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain (Loss)
Market risk	$ (6,330)
Change in Unrealized Appreciation (Depreciation)
Market risk	(9,730)
Total	$ (16,060)

* The average notional value of futures contracts outstanding during the period was $1,630,125.

Open Futures Contracts at Period-End(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	13	March -2014	$ 529,110	$ 12,796
Mini MSCI Emerging Markets Index	Long	9	March-2014	416,385	(27,264)
FTSE 100 Index	Long	1	March-2014	106,165	209
Hang Seng Index	Long	3	February-2014	425,223	(2,563)
Tokyo Price Index	Short	1	March-2014	(118,919)	7,092
Total Futures Contracts - Market Risk					$ (9,730)

(a) Futures collateralized by $120,000 cash held with Goldman Sachs & Co., the futures commission merchant.

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 17, 2013 (commencement date) to January 31, 2014 was $6,231,232 and $424, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$142,389
Aggregate unrealized (depreciation) of investment securities	(235,175)
Net unrealized appreciation (depreciation) of investment securities	$(92,786)
Cost of investments is the same for tax and financial reporting purposes.

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund
Quarterly Schedule of Portfolio Holdings January 31, 2014

Schedule of Investments

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–78.08%

Australia–3.10%

AGL Energy Ltd.	518	$6,870

ALS Ltd.	813	5,631

Alumina Ltd. (a)	7,780	8,588

Amcor Ltd.	775	7,264

AMP Ltd.	1,721	6,398

APA Group	1,353	7,084

Asciano Ltd.	1,363	6,703

ASX Ltd.	229	7,114

Aurizon Holdings Ltd.	1,736	7,474

Australia and New Zealand Banking Group Ltd.	260	6,827

Bank of Queensland Ltd.	754	7,522

Bendigo and Adelaide Bank Ltd.	785	7,937

BHP Billiton Ltd.	223	7,132

BlueScope Steel Ltd. (a)	1,662	7,854

Boral Ltd.	1,676	6,967

Brambles Ltd.	991	7,777

Caltex Australia Ltd.	428	7,236

Coca-Cola Amatil Ltd.	656	6,711

Cochlear Ltd.	136	6,811

Commonwealth Bank of Australia	109	7,080

Computershare Ltd.	811	7,900

Crown Resorts Ltd.	518	7,527

CSL Ltd.	125	7,686

Echo Entertainment Group Ltd.	2,784	5,729

Federation Centres Ltd.	3,645	7,220

Fortescue Metals Group Ltd.	1,774	8,274

Iluka Resources Ltd.	692	5,292

Incitec Pivot Ltd.	2,942	7,331

Insurance Australia Group Ltd.	1,381	6,609

Leighton Holdings Ltd.	431	6,204

Lend Lease Group	801	7,381

Macquarie Group Ltd.	153	7,242

Metcash Ltd.	2,452	6,480

National Australia Bank Ltd.	232	6,751

Newcrest Mining Ltd.	617	5,210

Oil Search Ltd.	937	6,584

Orica Ltd.	398	8,160

Origin Energy Ltd.	560	6,817

Primary Health Care Ltd.	1,669	7,224

Qantas Airways Ltd. (a)	5,395	5,140

QBE Insurance Group Ltd.	549	5,499

Ramsay Health Care Ltd.	225	8,607

Rio Tinto Ltd.	128	7,328

Santos Ltd.	538	6,281

Seek Ltd.	690	7,493

Sonic Healthcare Ltd.	508	7,340

SP AusNet	6,886	7,492

Suncorp Group Ltd.	612	6,523

Sydney Airport	162	559

TABCORP Holdings Ltd.	2,577	7,744

	Shares	Value

Australia–(continued)

Tatts Group Ltd.	2,662	$6,965

Telstra Corp. Ltd.	1,631	7,317

Toll Holdings Ltd.	1,395	6,795

Treasury Wine Estates Ltd.	1,646	5,224

Wesfarmers Ltd.	195	7,167

Westpac Banking Corp.	247	6,673

Woodside Petroleum Ltd.	208	6,782

Woolworths Ltd.	230	6,836

WorleyParsons Ltd.	347	4,995

		403,361

Austria–0.15%

Erste Group Bank AG	204	7,410

OMV AG	136	5,888

Voestalpine AG	143	6,411

		19,709

Belgium–0.36%

Ageas	165	7,086

Anheuser-Busch InBev N.V.	65	6,234

Delhaize Group S.A.	101	6,483

KBC Groep N.V.	133	7,851

Solvay S.A.	43	6,007

UCB S.A.	109	7,716

Umicore S.A.	134	5,734

		47,111

Brazil–0.90%

Ambev S.A.	1,000	6,669

BRF S.A.	300	5,376

CCR S.A.	800	5,153

Cielo S.A.	200	5,325

Companhia Brasileira de Distribuicao Grupo Pao de Acucar -Preference Shares	200	7,742

Cosan Ltd. -BDR	400	4,692

Cosan S.A. Industria e Comercio	400	5,958

CPFL Energia S.A.	800	6,005

Ecorodovias Infraestrutura e Logistica S.A.	1,100	5,608

Grupo BTG Pactual (b)	500	5,222

Itau Unibanco Holding S.A. -Preference Shares	400	5,020

Lojas Americanas S.A. -Preference Shares	900	5,483

M Dias Branco S.A.	200	6,839

Multiplan Empreendimentos Imobiliarios S.A.	400	7,230

Porto Seguro S.A.	500	5,833

Souza Cruz S.A.	600	5,254

Telefonica Brasil S.A. -Preference Shares	300	5,703

Tractebel Energia S.A.	400	5,720

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Brazil–(continued)

Transmissora Alianca de Energia Eletrica S.A. (c)	700	$5,141

Ultrapar Participacoes S.A.	300	6,627

		116,600

Chile–0.71%

Aguas Andinas S.A. -Class A	11,051	7,058

Banco de Chile	58,586	7,231

Banco Santander Chile	124,997	6,252

Cencosud S.A.	1,610	4,548

Cia Cervecerias Unidas S.A.	530	5,669

Corpbanca S.A.	633,721	6,967

Empresa Nacional de Electricidad S.A.	7,319	9,402

Empresa Nacional de Telecomunicaciones S.A.	443	5,372

Empresas CMPC S.A.	2,066	4,461

Empresas COPEC S.A.	525	5,985

Enersis S.A.	26,488	6,972

LATAM Airlines Group S.A.	456	6,358

S.A.C.I. Falabella	732	5,703

Sociedad Quimica y Minera de Chile S.A. -Class B -Preference Shares	195	4,893

Sonda S.A.	2,798	5,538

		92,409

China–1.64%

AAC Technologies Holdings Inc.	1,500	6,482

Bank of China Ltd. -Class H	14,000	5,873

Bank of Communications Co. Ltd. -Class H	8,000	5,138

Belle International Holdings Ltd.	5,000	5,321

China Construction Bank Corp. -Class H	8,000	5,498

China Mobile Ltd.	1,000	9,538

China Petroleum & Chemical Corp. (Sinopec) -Class H	8,000	6,296

China Telecom Corp. Ltd. -Class H	12,000	5,542

CNOOC Ltd.	3,000	4,639

Country Garden Holdings Co. Ltd.	12,000	6,553

ENN Energy Holdings Ltd.	2,000	12,932

Evergrande Real Estate Group Ltd.	17,000	6,818

GCL-Poly Energy Holdings Ltd. (a)	28,000	9,521

Hengan International Group Co. Ltd.	1,000	10,694

Industrial & Commercial Bank of China Ltd. -Class H	9,000	5,517

Jiangsu Expressway Co. Ltd. -Class H	6,000	7,590

PetroChina Co. Ltd. -Class H	6,000	5,756

Ping An Insurance (Group) Co. of China Ltd. -Class H	1,000	7,976

Shanghai Industrial Holdings Ltd.	2,000	6,668

Shanghai Pharmaceuticals Holding Co., Ltd. -Class H	3,400	8,366

Shimao Property Holdings Ltd.	3,500	7,646

SOHO China Ltd.	7,500	5,943

Sun Art Retail Group Ltd.	11,000	14,353

Tencent Holdings Ltd.	300	20,708

Tingyi (Cayman Islands) Holding Corp.	6,000	15,599

Want Want China Holdings Ltd.	5,000	6,696

		213,663

	Shares	Value

Colombia–0.24%

Almacenes Exito S.A.	377	$4,955

Bancolombia S.A. -Preference Shares	613	6,757

Ecopetrol S.A.	3,115	5,439

Grupo Aval Acciones y Valores S.A. -Preference Shares	13,334	7,673

Grupo de Inversiones Suramericana S.A. -Preference Shares	449	6,949

		31,773

Czech Republic–0.19%

CEZ A.S.	284	7,186

Komercni Banka A.S.	56	12,158

Telefonica Czech Republic A.S.	372	5,391

		24,735

Denmark–0.40%

A. P. Moller - Maersk A.S. -Class B	1	11,135

Carlsberg AS -Class B	91	8,865

Coloplast AS –Class B	166	12,463

Danske Bank AS (a)	423	9,553

Novo Nordisk AS -Class B	270	10,701

		52,717

Finland–0.41%

Fortum Oyj	295	6,346

Kone Oyj -Class B	147	5,979

Metso Corp.	154	4,822

Nokia Oyj (a)	992	6,873

Sampo Oyj -Class A	153	7,098

Stora Enso Oyj -Class R	729	6,811

UPM-Kymmene Oyj	465	7,124

Valmet Corp. (a)	154	1,299

Wartsila Oyj	140	7,603

		53,955

France–2.36%

Accor S.A.	159	7,578

Air Liquide S.A.	46	5,770

Airbus Group N.V.	104	7,371

Alcatel-Lucent (a)	2,251	9,098

Alstom S.A.	181	5,132

Arkema S.A.	57	6,083

AXA S.A.	280	7,348

BNP Paribas S.A.	96	7,411

Bouygues S.A.	180	6,866

Bureau Veritas S.A.	209	5,429

Cap Gemini S.A.	107	7,286

Carrefour S.A.	190	6,529

Casino Guichard-Perrachon S.A.	62	6,384

Christian Dior S.A.	34	6,215

Cie Generale des Etablissements Michelin	59	6,216

Compagnie de Saint-Gobain	128	6,715

Credit Agricole S.A. (a)	591	7,946

Danone	84	5,544

Dassault Systemes S.A.	49	5,809

Edenred	198	5,533

Electricite de France	223	7,573

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

France–(continued)

Essilor International S.A.	58	$5,830

Eutelsat Communications S.A.	213	6,461

GDF Suez	265	5,842

Kering	28	5,584

L’Oreal S.A.	37	6,075

Lafarge S.A.	92	6,608

Legrand S.A.	116	6,150

LVMH Moet Hennessy Louis Vuitton S.A.	33	5,871

Orange S.A.	559	6,899

Pernod Ricard S.A.	52	5,578

Publicis Groupe S.A.	80	7,089

Renault S.A.	80	6,963

Safran S.A.	108	7,684

Sanofi	64	6,264

Schneider Electric S.A.	75	6,047

SCOR S.E.	202	6,554

Societe Generale S.A.	129	7,294

Sodexo	69	6,792

Suez Environnement Co.	405	7,256

Technip S.A.	52	4,436

Total S.A.	115	6,566

Vallourec S.A.	98	4,884

Veolia Environnement S.A.	383	6,012

Vinci S.A.	113	7,382

Vivendi S.A.	282	7,563

Zodiac Aerospace	41	7,221

		306,741

Germany–1.89%

Adidas AG	60	6,703

Allianz S.E.	41	6,840

BASF S.E.	68	7,276

Bayer AG	55	7,241

Bayerische Motoren Werke AG	60	6,532

Beiersdorf AG	73	7,222

Brenntag AG	39	6,721

Commerzbank AG (a)	514	8,735

Continental AG	38	8,187

Daimler AG	84	7,032

Deutsche Bank AG	138	6,679

Deutsche Boerse AG	87	6,690

Deutsche Lufthansa AG (a)	349	8,314

Deutsche Post AG	197	6,813

Deutsche Telekom AG	478	7,717

E.ON S.E.	365	6,630

Fresenius Medical Care AG & Co. KGaA	101	7,110

Fresenius S.E. & Co. KGaA	51	7,954

GEA Group AG	162	7,599

HeidelbergCement AG	84	6,249

Henkel AG & Co. KGaA -Preference Shares	63	6,829

Infineon Technologies AG	653	6,732

K+S AG	187	5,559

LANXESS AG	101	6,626

Linde AG	33	6,249

MAN S.E.	56	6,820

Merck KGaA	42	6,511

	Shares	Value

Germany–(continued)

Metro AG	163	$6,724

Muenchener Rueckversicherungs-Gesellschaft AG	34	7,022

Porsche Automobil Holding S.E. -Preference Shares	74	7,246

RWE AG	199	7,364

SAP AG	88	6,724

Siemens AG	54	6,843

ThyssenKrupp AG (a)	279	7,173

Volkswagen AG -Preference Shares	28	7,101

		245,767

Greece–0.12%

Alpha Bank A.E. (a)	8,880	8,024

National Bank of Greece S.A. (a)	1,637	7,263

		15,287

Hong Kong–2.35%

AIA Group Ltd.	1,600	7,379

ASM Pacific Technology Ltd.	800	7,471

Bank of East Asia, Ltd. (The)	1,800	6,828

Cathay Pacific Airways Ltd.	4,000	8,374

Cheung Kong (Holdings) Ltd.	1,000	14,799

Cheung Kong Infrastructure Holdings Ltd.	1,000	5,880

CLP Holdings Ltd.	1,000	7,609

Dairy Farm International Holdings Ltd.	900	8,337

Esprit Holdings Ltd. (a)	4,800	9,051

First Pacific Co. Ltd.	6,000	5,976

Galaxy Entertainment Group Ltd. (a)	1,000	9,716

Hang Lung Group Ltd.	1,000	4,610

Hang Lung Properties Ltd.	2,000	5,492

Hang Seng Bank Ltd.	500	7,831

Henderson Land Development Co. Ltd.	1,000	5,329

HKT Trust and HKT Ltd.	8,000	7,657

Hong Kong and China Gas Co. Ltd.	3,000	6,136

Hong Kong Exchanges & Clearing Ltd.	500	7,782

Hongkong Land Holdings Ltd.	1,000	6,027

Hopewell Holdings Ltd.	2,000	6,942

Hutchison Whampoa Ltd.	1,000	12,288

Hysan Development Co. Ltd.	2,000	7,908

Kerry Properties Ltd.	2,000	6,447

Li & Fung Ltd.	4,000	5,508

Link REIT (The)	1,500	6,739

MTR Corp. Ltd.	2,000	7,029

New World Development Co. Ltd.	5,000	6,237

Noble Group Ltd.	10,000	7,451

Power Assets Holdings Ltd.	1,000	7,549

Samsonite International S.A.	2,700	7,359

Sands China Ltd.	1,200	9,267

Shangri-La Asia Ltd.	4,000	6,714

Sino Land Co. Ltd.	4,000	5,317

SJM Holdings Ltd.	3,000	9,370

Sun Hung Kai Properties Ltd.	1,000	12,227

Swire Pacific Ltd. -Class A	500	5,347

Swire Properties Ltd.	2,600	6,715

Techtronic Industries Co. Ltd.	3,000	7,673

Wharf Holdings Ltd. (The)	1,000	6,827

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Hong Kong–(continued)

Wheelock and Co. Ltd.	1,000	$4,075

Yue Yuen Industrial (Holdings) Ltd.	3,000	9,331

		306,604

Hungary–0.12%

MOL Hungarian Oil and Gas PLC	87	5,337

Richter Gedeon Nyrt	485	9,821

		15,158

Indonesia–0.11%

Golden Agri-Resources Ltd.	18,000	7,331

PT Trada Maritime Tbk (a)	48,000	6,491

		13,822

Ireland–0.39%

CRH PLC	272	6,977

Kerry Group PLC -Class A	107	7,201

Shire PLC	723	36,165

		50,343

Italy–0.73%

Assicurazioni Generali S.p.A.	326	7,049

Atlantia S.p.A	318	7,247

Enel S.p.A.	1,731	7,897

Eni S.p.A.	272	6,163

Fiat S.p.A. (a)	793	7,908

Intesa Sanpaolo S.p.A.	2,897	7,833

Luxottica Group S.p.A.	121	6,436

Prada S.p.A.	800	5,958

Saipem S.p.A.	294	6,899

Snam S.p.A.	1,317	7,223

Telecom Italia S.p.A.	8,576	9,527

Terna - Rete Elettrica Nazionale S.p.A.	1,468	7,131

UniCredit S.p.A.	1,007	7,554

		94,825

Japan–11.14%

ACOM Co., Ltd. (a)	1,800	5,315

Advantest Corp.	500	5,373

AEON Co., Ltd.	500	6,214

Aisin Seiki Co., Ltd.	100	3,660

Amada Co., Ltd.	1,000	8,068

ANA Holdings Inc.	3,000	6,401

Aozora Bank, Ltd.	2,000	5,703

Asahi Glass Co., Ltd.	1,000	5,645

Asahi Group Holdings, Ltd.	200	5,421

Asahi Kasei Corp.	1,000	7,599

ASICS Corp.	500	8,625

Astellas Pharma Inc.	100	6,150

Bank of Kyoto, Ltd. (The)	1,000	7,924

Bank of Yokohama, Ltd. (The)	1,000	5,010

Benesse Holdings Inc.	200	7,893

Bridgestone Corp.	200	7,200

Brother Industries, Ltd.	600	7,530

Canon Inc.	200	5,854

Central Japan Railway Co.	100	10,867

Chiba Bank, Ltd. (The)	1,000	6,290

Chubu Electric Power Co., Inc.	600	7,126

	Shares	Value

Japan–(continued)

Chugai Pharmaceutical Co., Ltd.	300	$6,793

Chugoku Bank, Ltd. (The)	500	6,199

Chugoku Electric Power Co., Inc. (The)	500	6,537

Credit Saison Co., Ltd.	200	4,885

Dai Nippon Printing Co., Ltd.	1,000	9,899

Dai-ichi Life Insurance Company Ltd. (The)	500	7,499

Daihatsu Motor Co., Ltd.	300	4,669

Daiichi Sankyo Co., Ltd.	300	4,966

Daikin Industries, Ltd.	100	5,725

Daito Trust Construction Co., Ltd.	100	9,438

Daiwa Securities Group Inc.	1,000	9,316

DeNA Co., Ltd.	300	5,721

Denso Corp.	100	5,169

Dentsu Inc.	200	7,870

East Japan Railway Co.	100	7,462

Eisai Co., Ltd.	100	3,826

Electric Power Development Co., Ltd.	200	5,922

FamilyMart Co., Ltd.	100	4,541

Fuji Heavy Industries Ltd.	200	5,469

Fuji Media Holdings, Inc.	300	5,601

FUJIFILM Holdings Corp.	200	5,808

Fujitsu Ltd. (a)	2,000	11,186

Fukuoka Financial Group, Inc.	1,000	4,164

GungHo Online Entertainment, Inc.	700	4,440

Gunma Bank, Ltd. (The)	1,000	5,268

Hachijuni Bank, Ltd. (The)	1,000	5,533

Hamamatsu Photonics K.K.	200	8,402

Hankyu Hanshin Holdings, Inc.	1,000	5,071

Hiroshima Bank, Ltd. (The)	1,000	4,012

Hisamitsu Pharmaceutical Co., Inc.	100	4,541

Hitachi Construction Machinery Co., Ltd.	300	5,762

Hitachi, Ltd.	1,000	7,603

Hokkaido Electric Power Company, Inc. (a)	600	6,210

Hokuhoku Financial Group, Inc.	3,000	5,683

Hokuriku Electric Power Co.	500	6,152

Honda Motor Co., Ltd.	200	7,515

Hoya Corp.	400	11,053

Hulic Co., Ltd.	500	6,318

IBIDEN Co., Ltd.	500	9,162

Idemitsu Kosan Co., Ltd.	400	8,930

IHI Corp.	1,000	4,537

INPEX Corp.	600	7,059

Isetan Mitsukoshi Holdings Ltd.	500	6,279

Isuzu Motors Ltd.	1,000	5,920

ITOCHU Corp.	600	7,293

Iyo Bank, Ltd. (The)	700	6,545

J. Front Retailing Co., Ltd.	1,000	6,678

Japan Airlines Co. Ltd.	100	5,018

Japan Real Estate Investment Corp.	2	10,259

Japan Steel Works, Ltd. (The)	1,000	4,932

Japan Tobacco Inc.	200	6,177

JFE Holdings, Inc.	200	4,144

Joyo Bank, Ltd. (The)	1,000	4,706

JSR Corp.	300	5,333

JTEKT Corp.	500	7,276

JX Holdings, Inc.	1,200	5,764

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Japan–(continued)

Kajima Corp.	1,000	$3,698

Kansai Electric Power Co., Inc. (The) (a)	600	6,510

Kao Corp.	200	6,336

Kawasaki Heavy Industries, Ltd.	1,000	4,347

KDDI Corp.	100	5,498

Keikyu Corp.	1,000	7,799

Keio Corp.	1,000	6,407

Keisei Electric Railway Co., Ltd.	1,000	8,883

Kintetsu Corp.	2,000	6,895

Kobe Steel, Ltd. (a)	3,000	4,966

Komatsu Ltd.	200	4,134

Konica Minolta Inc.	500	5,250

Kuraray Co., Ltd.	600	6,737

Kurita Water Industries Ltd.	300	6,373

Kyocera Corp.	100	4,471

Kyowa Hakko Kirin Co., Ltd.	1,000	10,145

Kyushu Electric Power Co., Inc. (a)	500	5,683

Lawson, Inc.	100	7,252

LIXIL Group Corp.	400	10,276

Makita Corp.	100	5,142

Marubeni Corp.	1,000	6,967

Marui Group Co., Ltd.	700	6,555

Mazda Motor Corp. (a)	1,000	4,809

Medipal Holdings Corp.	600	8,696

MEIJI Holdings Co., Ltd.	100	6,253

Mitsubishi Chemical Holdings Corp.	1,500	6,406

Mitsubishi Corp.	300	5,533

Mitsubishi Electric Corp.	1,000	11,274

Mitsubishi Gas Chemical Co., Inc.	1,000	7,037

Mitsubishi Heavy Industries, Ltd.	1,000	6,476

Mitsubishi Materials Corp.	1,000	3,346

Mitsubishi Motors Corp. (a)	700	7,570

Mitsubishi Tanabe Pharma Corp.	500	7,346

Mitsubishi UFJ Financial Group, Inc.	1,000	6,005

Mitsui & Co., Ltd.	500	6,684

Mitsui Chemicals, Inc.	2,000	4,804

Mitsui O.S.K. Lines, Ltd.	1,000	4,110

Mizuho Financial Group, Inc.	2,900	6,113

MS&AD Insurance Group Holdings, Inc.	200	4,640

Murata Manufacturing Co., Ltd.	100	9,260

Nagoya Railroad Co., Ltd.	2,000	5,968

Namco Bandai Holdings Inc.	300	6,743

NEC Corp.	3,000	8,671

Nidec Corp.	100	11,160

Nikon Corp.	300	5,114

Nintendo Co., Ltd.	100	11,892

Nippon Express Co., Ltd.	1,000	4,698

Nippon Steel & Sumitomo Metal Corp.	2,000	6,052

Nippon Telegraph & Telephone Corp.	100	5,390

Nippon Television Holdings, Inc.	300	5,125

Nippon Yusen Kabushiki Kaisha	2,000	6,212

Nissan Motor Co., Ltd.	700	5,970

Nisshin Seifun Group Inc.	700	6,945

Nissin Foods Holdings Co., Ltd.	100	4,334

Nitori Holdings Co., Ltd.	50	4,843

Nitto Denko Corp.	100	4,504

NKSJ Holdings, Inc.	200	5,222

	Shares	Value

Japan–(continued)

Nomura Holdings, Inc.	900	$6,277

Nomura Research Institute, Ltd.	200	6,534

NSK Ltd.	1,000	11,281

NTT Data Corp.	200	7,058

NTT DoCoMo, Inc.	500	8,038

Obayashi Corp.	1,000	5,897

Odakyu Electric Railway Co., Ltd.	1,000	8,769

Oji Holdings Corp.	1,000	4,719

Olympus Corp. (a)	200	5,876

OMRON Corp.	200	7,902

Ono Pharmaceutical Co., Ltd.	100	8,740

ORIX Corp.	500	7,605

Osaka Gas Co., Ltd.	1,000	4,033

Otsuka Holdings Co., Ltd.	200	6,095

Panasonic Corp.	700	7,973

Rakuten, Inc.	500	8,241

Resona Holdings, Inc.	1,300	6,848

Ricoh Co., Ltd.	1,000	10,491

Rohm Co. Ltd.	100	4,983

Sankyo Co., Ltd.	100	4,734

Santen Pharmaceutical Co., Ltd.	100	4,203

SECOM Co., Ltd.	100	5,625

Sega Sammy Holdings Inc.	200	4,746

Sekisui Chemical Co., Ltd.	1,000	11,501

Sekisui House, Ltd.	600	8,313

Seven & I Holdings Co., Ltd.	200	7,926

Sharp Corp. (a)	2,000	6,803

Shikoku Electric Power Co. Inc. (a)	500	7,135

Shimadzu Corp.	1,000	8,883

Shimamura Co., Ltd.	100	8,844

Shimano Inc.	100	8,881

Shimizu Corp.	1,000	5,366

Shin-Etsu Chemical Co., Ltd.	100	5,559

Shinsei Bank, Ltd.	3,000	6,102

Shionogi & Co., Ltd.	300	6,098

Shiseido Co., Ltd.	500	7,935

Shizuoka Bank, Ltd. (The)	1,000	10,045

Showa Denko K.K.	6,000	8,128

SoftBank Corp.	100	7,255

Sojitz Corp.	3,400	5,813

Sony Corp.	300	4,735

Sony Financial Holdings Inc.	300	4,848

Stanley Electric Co., Ltd.	300	6,749

Sumitomo Chemical Co., Ltd.	2,000	8,146

Sumitomo Corp.	500	6,208

Sumitomo Electric Industries, Ltd.	500	7,838

Sumitomo Heavy Industries, Ltd.	1,000	4,636

Sumitomo Mitsui Financial Group, Inc.	100	4,626

Sumitomo Mitsui Trust Holdings, Inc.	1,000	4,837

Suzuken Co., Ltd.	200	6,899

Suzuki Motor Corp.	400	10,362

Sysmex Corp.	100	5,503

T&D Holdings, Inc.	600	7,303

Taiheiyo Cement Corp.	1,000	3,716

Taisei Corp.	1,000	4,376

Taisho Pharmaceutical Holdings Co. Ltd.	100	7,189

Takashimaya Co., Ltd.	1,000	9,313

Takeda Pharmaceutical Co. Ltd.	100	4,662

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Japan–(continued)

TDK Corp.	200	$9,017

Teijin Ltd.	3,000	6,726

Terumo Corp.	100	4,652

THK Co., Ltd.	300	6,496

Tobu Railway Co., Ltd.	1,000	4,647

Toho Co., Ltd.	300	6,180

Toho Gas Co., Ltd.	1,000	4,638

Tohoku Electric Power Co., Inc. (a)	600	6,466

Tokio Marine Holdings, Inc.	200	5,806

Tokyo Electric Power Co. Inc. (a)	1,300	5,905

Tokyo Electron Ltd.	100	5,110

Tokyo Gas Co., Ltd.	1,000	5,007

Tokyu Corp.	1,000	6,203

TonenGeneral Sekiyu K.K.	1,000	8,763

Toppan Printing Co. Ltd.	1,000	7,292

Toray Industries, Inc.	1,000	6,547

Toshiba Corp.	1,000	4,154

Toyo Seikan Group Holdings Ltd.	300	5,314

Toyota Industries Corp.	100	4,554

Toyota Motor Corp.	100	5,700

Toyota Tsusho Corp.	200	4,680

Trend Micro Inc.	200	6,149

Unicharm Corp.	100	5,436

West Japan Railway Co.	100	4,087

Yahoo Japan Corp.	1,200	6,756

Yakult Honsha Co., Ltd.	100	4,884

Yamada Denki Co., Ltd.	2,000	6,904

Yamaguchi Financial Group, Inc.	1,000	9,057

Yamaha Motor Co., Ltd.	500	6,591

Yamato Holdings Co., Ltd.	300	6,293

Yokogawa Electric Corp.	500	7,718

		1,450,570

Luxembourg–0.11%

ArcelorMittal S.A.	470	7,791

Tenaris S.A.	272	6,073

		13,864

Macau–0.08%

Wynn Macau, Ltd.	2,400	10,248

Malaysia–1.87%

Alliance Financial Group Berhad	4,600	6,398

AMMB Holdings Berhad	4,900	10,743

Axiata Group Berhad	3,900	7,652

British American Tobacco Malaysia Berhad	300	5,442

Bumi Armada Berhad	6,100	7,355

CIMB Group Holdings Berhad	3,600	7,434

Dialog Group Berhad	7,800	7,569

DiGi.Com Berhad	5,900	8,289

Gamuda Berhad	4,900	6,551

Genting Berhad	2,400	7,466

IHH Healthcare Berhad (a)	6,400	7,033

IJM Corp. Berhad	4,800	8,485

IOI Corp. Berhad	4,700	5,904

IOI Properties Group Berhad (a)	2,349	1,897

Kuala Lumpur Kepong Berhad	1,300	9,027

Malayan Banking Berhad	3,500	10,065

	Shares	Value

Malaysia–(continued)

Malaysia Marine and Heavy Engineering Berhad	5,100	$5,537

Maxis Berhad	6,400	13,327

Petronas Chemicals Group Berhad	4,800	9,583

Petronas Dagangan Berhad	900	8,221

Petronas Gas Berhad	1,400	9,759

Public Bank Berhad	3,300	18,784

RHB Capital Berhad	4,300	9,865

Sime Darby Berhad	4,900	13,148

Telekom Malaysia Berhad	7,200	11,891

Tenaga Nasional Berhad	3,500	12,436

UMW Holdings Berhad	2,000	7,071

YTL Corp. Berhad	15,300	7,082

		244,014

Mexico–0.34%

America Movil S.A.B. de C.V. -Series L	6,000	6,397

Arca Continental S.A.B. de C.V.	1,100	6,046

Coca-Cola Femsa, S.A.B. de C.V. -Series L	500	5,311

El Puerto de Liverpool S.A.B. de C.V. -Series C1	600	6,291

Fomento Economico Mexicano, S.A.B. de C.V. (d)	700	6,331

Grupo Televisa S.A.B. -Series CPO (e)	1,300	7,552

Wal-Mart de Mexico S.A.B. de C.V. -Series V	2,700	6,458

		44,386

Morocco–0.07%

Attijariwafa Bank	244	8,959

Netherlands–0.66%

Aegon N.V.	871	7,589

Akzo Nobel N.V.	98	7,031

ASML Holding N.V.	67	5,709

Gemalto N.V.	58	6,519

Heineken Holding N.V.	103	5,935

Heineken N.V.	92	5,609

Koninklijke (Royal) KPN N.V. (a)	2,047	7,636

Koninklijke Ahold N.V.	377	6,287

Koninklijke DSM N.V.	84	5,553

Koninklijke Philips N.V.	201	6,992

Randstad Holding N.V.	119	7,553

Reed Elsevier N.V.	325	6,695

Wolters Kluwer N.V.	255	7,025

		86,133

New Zealand–0.17%

Auckland International Airport Ltd.	2,728	8,051

Fletcher Building Ltd.	951	6,970

Telecom Corp. of New Zealand Ltd.	4,001	7,603

		22,624

Norway–0.37%

DNB ASA	581	9,820

Orkla ASA	1,260	9,796

Statoil ASA	419	9,946

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Norway–(continued)

Telenor ASA	418	$8,685

Yara International ASA	230	9,523

		47,770

Philippines–0.05%

Philippine Long Distance Telephone Co.	105	6,260

Poland–0.29%

Bank Pekao S.A.	121	7,125

Bank Zachodni WBK S.A.	69	8,648

mBank S.A.	43	6,958

Powszechna Kasa Oszczednosci Bank Polski S.A.	629	8,153

Powszechny Zaklad Ubezpieczen S.A.	53	6,945

		37,829

Portugal–0.05%

EDP - Energias de Portugal, S.A.	1,804	6,778

Russia–0.05%

LUKOIL OAO -ADR	114	6,481

Singapore–1.09%

CapitaLand Ltd.	3,000	6,450

CapitaMall Trust	5,000	7,332

CapitaMalls Asia Ltd.	5,000	6,900

City Developments Ltd.	1,000	6,860

ComfortDelGro Corp. Ltd.	5,000	7,543

DBS Group Holdings Ltd.	1,000	12,913

Genting Singapore PLC	7,000	7,573

Global Logistic Properties Ltd.	3,000	6,547

Keppel Corp. Ltd.	1,000	8,153

Olam International Ltd.	6,000	6,962

Oversea-Chinese Banking Corp. Ltd.	1,000	7,259

SembCorp Industries Ltd.	2,000	8,230

SembCorp Marine Ltd.	2,000	6,360

Singapore Airlines Ltd.	1,000	7,524

Singapore Exchange Ltd.	1,000	5,370

Singapore Press Holdings Ltd.	2,000	6,250

Singapore Technologies Engineering Ltd.	2,000	5,942

Singapore Telecommunications Ltd.	2,000	5,530

UOL Group Ltd.	1,000	4,580

Wilmar International Ltd.	3,000	7,337

		141,615

South Africa–0.92%

Barclays Africa Group Ltd.	436	5,101

Bidvest Group Ltd.	255	5,686

Capitec Bank Holdings Ltd.	303	5,140

FirstRand Ltd.	1,918	5,372

Investec Ltd.	902	5,781

Liberty Holdings Ltd.	528	5,416

Massmart Holdings Ltd.	397	4,325

Mediclinic International Ltd.	793	5,096

MTN Group Ltd.	319	5,686

Nedbank Group Ltd.	376	6,538

Netcare Ltd.	2,716	5,439

	Shares	Value

South Africa–(continued)

Pick n Pay Stores Ltd.	1,756	$7,204

Rand Merchant Insurance Holdings Ltd.	2,286	5,041

Redefine Properties Ltd.	6,317	5,031

Remgro Ltd.	385	6,427

RMB Holdings Ltd.	1,428	5,495

Sanlam Ltd.	1,356	5,820

Sasol Ltd.	141	6,777

SPAR Group Ltd. (The)	579	6,243

Standard Bank Group Ltd.	643	6,776

Vodacom Group Ltd.	534	5,641

		120,035

South Korea–4.38%

Amorepacific Corp.	17	15,891

Celltrion Inc.	200	8,290

Cheil Industries Inc.	173	12,025

Daewoo Engineering & Construction Co., Ltd. (a)	940	5,956

Daewoo Shipbuilding & Marine Engineering Co., Ltd.	240	7,579

Dongbu Insurance Co., Ltd.	172	8,460

Doosan Corp.	48	6,016

Doosan Heavy Industries and Construction Co., Ltd.	180	6,042

E-Mart Co., Ltd.	34	8,111

GS Holdings	143	6,753

Hana Financial Group Inc.	220	8,265

Hankook Tire Co. Ltd.	131	7,438

Hanwha Corp.	270	8,962

Hyundai Engineering & Construction Co. Ltd.	127	6,814

Hyundai Glovis Co., Ltd.	41	8,566

Hyundai Heavy Industries Co. Ltd.	32	6,583

Hyundai Mobis	28	7,923

Hyundai Motor Co.	32	6,928

Hyundai Steel Co.	98	6,872

Hyundai Wia Corp.	47	6,889

Industrial Bank of Korea	1,520	17,395

Kangwon Land Inc.	280	8,731

KB Financial Group Inc.	430	14,649

Kia Motors Corp.	121	5,999

Korea Electric Power Corp. (a)	270	8,732

Korea Zinc Co., Ltd.	26	8,344

KT Corp.	420	11,967

KT&G Corp.	213	14,892

LG Chem Ltd.	26	6,205

LG Corp.	233	12,354

LG Display Co. Ltd. (a)	310	7,211

LG Electronics Inc.	113	6,831

LG Household & Health Care Ltd.	16	7,021

LG Uplus Corp.	690	6,961

Lotte Chemical Corp.	50	9,682

Lotte Shopping Co., Ltd.	40	13,876

NAVER Corp.	16	10,026

NCSoft Corp.	47	8,449

OCI Co. Ltd.	85	14,848

ORION Corp.	9	7,259

POSCO	52	14,333

S-Oil Corp.	205	12,969

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

South Korea–(continued)

Samsung C&T Corp.	243	$13,106

Samsung Electro-Mechanics Co., Ltd.	99	6,076

Samsung Electronics Co., Ltd.	11	12,889

Samsung Engineering Co., Ltd.	89	5,806

Samsung Fire & Marine Insurance Co. Ltd.	60	13,706

Samsung Heavy Industries Co., Ltd.	200	6,187

Samsung Life Insurance Co., Ltd.	157	14,891

Samsung SDI Co., Ltd.	87	11,423

Samsung Securities Co., Ltd.	360	14,447

Samsung Techwin Co., Ltd.	233	11,394

Shinhan Financial Group Co., Ltd.	350	14,670

SK C&C Co. Ltd.	72	8,276

SK Holdings Co., Ltd.	41	6,788

SK Hynix Inc. (a)	270	9,364

SK Innovation Co., Ltd.	101	11,808

SK Telecom Co., Ltd.	38	7,597

Woori Finance Holdings Co. Ltd.	660	7,510

Woori Investment & Securities Co., Ltd.	710	5,949

		570,984

Spain–0.90%

Abertis Infraestructuras S.A.	347	7,750

Amadeus IT Holding S.A. -Class A	190	7,513

Banco Bilbao Vizcaya Argentaria, S.A.	589	7,038

Banco de Sabadell S.A.	2,576	7,608

Banco Popular Espanol S.A. -Rts.(a)	1,101	7,581

Banco Popular Espanol S.A.	1,101	7,565

Banco Santander S.A.	821	7,087

Enagas S.A.	272	7,439

Ferrovial S.A.	365	7,009

Gas Natural SDG, S.A.	331	8,184

Grifols S.A.	154	7,985

Iberdrola S.A.	1,142	7,039

Industria de Diseno Textil, S.A.	43	6,414

Red Electrica Corp. S.A.	116	8,113

Repsol, S.A.	264	6,181

Telefonica S.A.	432	6,656

		117,162

Sweden–1.35%

Assa Abloy AB -Class B	201	10,015

Atlas Copco AB -Class A	319	8,633

Electrolux AB -Series B	336	7,121

Hennes & Mauritz AB -Class B	229	9,869

Hexagon AB -Class B	305	9,677

Investor AB -Class B	301	9,735

Nordea Bank AB	767	10,238

Sandvik AB	647	9,063

Scania AB -Class B	425	8,692

Skandinaviska Enskilda Banken AB -Class A	853	10,984

Skanska AB -Class B	480	9,441

SKF AB -Class B	330	8,732

Svenska Cellulosa AB -Class B	371	10,560

Svenska Handelsbanken AB -Class A	212	10,050

Swedbank AB -Class A	388	10,116

Swedish Match AB	260	7,618

	Shares	Value

Sweden–(continued)

Telefonaktiebolaget LM Ericsson -Class B	691	$8,482

TeliaSonera AB	1,252	9,288

Volvo AB -Class B	589	7,789

		176,103

Switzerland–1.79%

ABB Ltd.	400	9,948

Adecco S.A.	135	10,607

Cie Financiere Richemont S.A.	93	8,604

Credit Suisse Group AG	309	9,308

Geberit AG	35	10,132

Givaudan S.A.	7	10,346

Glencore Xstrata PLC	5,505	29,147

Holcim Ltd.	126	9,162

Julius Baer Group Ltd.	200	9,699

Kuehne + Nagel International AG	72	9,560

Nestle S.A.	136	9,859

Novartis AG	124	9,805

Roche Holding AG	36	9,897

Schindler Holding AG -Participation Ctfs.	63	9,136

SGS S.A.	4	9,048

STMicroelectronics N.V. (a)	695	5,692

Swatch Group AG	15	8,915

Swiss Re AG	117	10,102

Swisscom AG	20	10,989

Syngenta AG	23	8,144

TE Connectivity Ltd.	109	6,160

UBS AG	453	8,968

Zurich Insurance Group AG	36	10,436

		233,664

Taiwan–2.55%

Advanced Semiconductor Engineering Inc.	7,000	6,452

Asia Cement Corp.	9,000	11,052

Cathay Financial Holding Co. Ltd.	5,000	7,510

Chang Hwa Commercial Bank	17,000	9,995

Cheng Shin Rubber Industry Co., Ltd.	3,000	7,529

Cheng Uei Precision Industry Co., Ltd.	3,000	6,296

China Development Financial Holding Corp.	23,000	6,667

China Life Insurance Co., Ltd.	7,000	6,664

China Steel Chemical Corp.	1,000	5,531

China Steel Corp.	10,000	8,590

Chunghwa Telecom Co., Ltd.	4,000	12,056

CTBC Financial Holding Co. Ltd.	13,000	8,551

E.Sun Financial Holding Co. Ltd.	11,000	6,803

EVA Airways Corp. (a)	13,000	6,871

Evergreen Marine Corp. (Taiwan) Ltd. (a)	10,000	5,865

Far Eastern Department Stores Ltd.	6,000	5,442

Far Eastern New Century Corp.	7,000	7,151

Far EasTone Telecommunications Co., Ltd.	3,000	5,878

First Financial Holding Co., Ltd.	17,000	10,146

Formosa Chemicals & Fibre Corp.	2,000	5,236

Formosa Petrochemical Corp.	2,000	4,999

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Taiwan–(continued)

Formosa Plastics Corp.	3,000	$7,674

Foxconn Technology Co. Ltd.	2,000	4,467

Fubon Financial Holding Co. Ltd.	5,000	7,041

Hon Hai Precision Industry Co., Ltd.	3,000	8,375

Hua Nan Financial Holdings Co., Ltd.	19,000	10,661

King’s Town Bank	8,000	7,758

Lite-On Technology Corp.	4,000	5,871

Mega Financial Holding Co., Ltd.	10,000	8,062

Oriental Union Chemical Corp.	8,000	7,949

Pou Chen Corp.	5,000	6,860

President Chain Store Corp.	1,000	6,670

Shin Kong Financial Holding Co., Ltd.	23,000	7,689

SinoPac Financial Holdings Co., Ltd.	16,000	7,424

Standard Foods Corp.	2,000	5,845

Taishin Financial Holding Co., Ltd.	20,000	9,451

Taiwan Cement Corp.	5,000	7,252

Taiwan Cooperative Financial Holding Co. Ltd.	24,000	12,931

Taiwan Fertilizer Co., Ltd.	3,000	6,262

Taiwan Mobile Co., Ltd.	2,000	5,841

Taiwan Semiconductor Manufacturing Co. Ltd.	2,000	6,852

Uni-President Enterprises Corp.	4,000	6,566

WPG Holdings Ltd.	5,000	5,792

Yuanta Financial Holding Co. Ltd.	12,000	6,616

Yulon Motor Co., Ltd.	4,000	6,859

		332,052

Thailand–0.18%

Electricity Generating PCL	1,600	6,176

PTT Exploration and Production PCL	1,100	5,129

PTT PCL	700	5,800

Thai Beverage PCL	16,000	6,893

		23,998

Turkey–0.05%

Eregli Demir ve Celik Fabrikalari TAS	5,417	6,494

United Kingdom–11.04%

Anglo American PLC	1,157	27,284

Aon PLC	76	6,115

ARM Holdings PLC	1,839	28,220

Associated British Foods PLC	996	44,451

AstraZeneca PLC	565	35,867

Aviva PLC	4,493	32,834

BAE Systems PLC	4,109	28,943

Barclays PLC	6,734	30,102

BG Group PLC	1,534	25,740

BHP Billiton PLC	981	28,954

BP PLC	4,165	32,636

British American Tobacco PLC	549	26,285

British Sky Broadcasting Group PLC	2,119	30,513

BT Group PLC	5,376	33,872

Burberry Group PLC	1,138	27,087

Centrica PLC	4,578	23,419

Compass Group PLC	2,152	32,171

Diageo PLC	905	27,000

Experian PLC	1,484	25,370

GlaxoSmithKline PLC	1,167	30,045

	Shares	Value

United Kingdom–(continued)

HSBC Holdings PLC	2,671	$27,478

Imperial Tobacco Group PLC	799	29,197

Kingfisher PLC	4,618	28,020

Land Securities Group PLC	1,976	33,384

Legal & General Group PLC	9,179	32,424

Lloyds Banking Group PLC (a)	24,145	33,011

Marks & Spencer Group PLC	3,657	28,274

National Grid PLC	2,428	31,490

Next PLC	360	37,060

Old Mutual PLC	9,594	27,140

Pearson PLC	1,415	25,865

Prudential PLC	1,554	31,312

Reckitt Benckiser Group PLC	400	29,963

Reed Elsevier PLC	2,179	31,749

Rio Tinto PLC	593	31,617

Rolls-Royce Holdings PLC	1,677	32,684

Royal Bank of Scotland Group PLC (a)	5,053	28,178

Royal Dutch Shell PLC -Class A	890	30,739

SABMiller PLC	562	25,313

Smith & Nephew PLC	2,373	34,148

SSE PLC	1,169	25,095

Standard Chartered PLC	1,199	24,439

Standard Life PLC	5,281	31,691

Subsea 7 S.A.	457	7,859

Tesco PLC	4,893	25,766

Tullow Oil PLC	1,712	22,221

Unilever PLC	712	27,375

Vodafone Group PLC	8,831	32,815

WM Morrison Supermarkets PLC	6,380	25,159

Wolseley PLC	545	29,365

		1,437,739

United States–22.41%

3M Co.	47	6,025

Abbott Laboratories	162	5,939

ABM Industries Inc.	451	12,024

Acadia Realty Trust	535	13,616

Accenture PLC -Class A	74	5,911

ACE Ltd.	60	5,629

Actuant Corp. -Class A	296	10,129

Adobe Systems Inc. (a)	109	6,452

Aetna Inc.	88	6,013

Aflac, Inc.	92	5,776

Agilent Technologies, Inc.	109	6,338

Agree Realty Corp.	358	10,235

Air Products and Chemicals, Inc.	52	5,467

Alexion Pharmaceuticals, Inc. (a)	50	7,936

Allergan, Inc.	61	6,991

ALLETE, Inc.	303	15,144

Allstate Corp. (The)	110	5,632

Almost Family Inc. (a)	468	14,232

Altria Group, Inc.	160	5,635

Amazon.com, Inc. (a)	18	6,456

American Assets Trust Inc.	360	12,049

American Electric Power Co., Inc.	130	6,345

American Express Co.	74	6,291

American International Group, Inc.	114	5,467

American Science & Engineering, Inc.	164	11,216

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

American States Water Co.	376	$10,678

American Tower Corp.	77	6,228

Ameriprise Financial, Inc.	62	6,550

Amgen Inc.	48	5,710

AmSurg Corp. (a)	269	11,231

Anadarko Petroleum Corp.	61	4,922

Analog Devices, Inc.	118	5,696

Analogic Corp.	115	11,000

Anixter International Inc.	155	13,597

Annaly Capital Management Inc.	478	5,148

Apache Corp.	65	5,217

Apple Inc.	12	6,007

Applied Industrial Technologies, Inc.	234	11,826

Applied Materials, Inc.	357	6,005

Archer-Daniels-Midland Co.	153	6,040

Associated Estates Realty Corp.	759	12,121

AT&T Inc.	166	5,531

ATMI, Inc. (a)	371	10,269

Automatic Data Processing, Inc.	77	5,898

AutoZone, Inc. (a)	14	6,931

Avista Corp.	541	15,597

Baker Hughes Inc.	114	6,457

Bank of America Corp.	395	6,616

Bank of New York Mellon Corp. (The)	184	5,881

Bank of the Ozarks, Inc.	225	14,265

Banner Corp.	284	10,460

Baxter International Inc.	80	5,464

BB&T Corp.	163	6,098

Becton, Dickinson and Co.	56	6,055

Bed Bath & Beyond Inc. (a)	75	4,789

Berkshire Hathaway Inc. -Class B (a)	48	5,357

Biglari Holdings, Inc. (a)	27	11,798

Biogen Idec Inc. (a)	23	7,191

BlackRock, Inc.	21	6,310

Boeing Co. (The)	49	6,138

Boston Properties, Inc.	52	5,621

Brady Corp. -Class A	425	11,628

Bristol-Myers Squibb Co.	121	6,046

Bristow Group, Inc.	133	9,548

Broadcom Corp. -Class A	208	6,190

Brookline Bancorp, Inc.	1,420	12,638

CACI International Inc. -Class A (a)	153	11,325

Cal-Maine Foods, Inc	212	10,681

Calgon Carbon Corp. (a)	543	11,028

Capital One Financial Corp.	83	5,861

Capstead Mortgage Corp.	979	12,355

Cardinal Health, Inc.	107	7,278

Carnival Corp.	154	6,035

Caterpillar Inc.	67	6,292

CBS Corp. -Class B	102	5,989

Celgene Corp. (a)	38	5,773

CenturyLink Inc.	177	5,108

Charles Schwab Corp. (The)	267	6,627

Chesapeake Energy Corp.	214	5,759

Chevron Corp.	45	5,023

Chubb Corp. (The)	63	5,326

Cigna Corp.	72	6,214

Cisco Systems, Inc.	233	5,105

	Shares	Value

United States–(continued)

Citigroup Inc.	111	$5,265

Citrix Systems, Inc. (a)	75	4,055

City Holding Co.	246	10,977

CME Group Inc. -Class A	76	5,682

Coach, Inc.	104	4,981

Coca-Cola Co. (The)	145	5,484

Cognizant Technology Solutions Corp. -Class A (a)	69	6,687

Colgate-Palmolive Co.	95	5,817

Columbia Banking System, Inc.	479	12,507

Comcast Corp. -Class A	128	6,970

Community Bank System, Inc.	356	12,674

ConAgra Foods, Inc.	184	5,849

CONMED Corp.	352	14,766

ConocoPhillips	80	5,196

Consolidated Edison, Inc.	102	5,550

Corning Inc.	389	6,695

Costco Wholesale Corp.	48	5,393

Covidien PLC	91	6,210

Cracker Barrel Old Country Store, Inc.	102	10,099

Crown Castle International Corp.	81	5,748

CSX Corp.	216	5,813

Cubic Corp.	198	9,807

Cummins Inc.	42	5,333

CVB Financial Corp.	748	11,160

CVS Caremark Corp.	98	6,637

Danaher Corp.	82	6,100

Deere & Co.	68	5,845

Devon Energy Corp.	96	5,685

Dime Community Bancshares, Inc.	738	12,059

DIRECTV (a)	90	6,249

Discover Financial Services	110	5,901

Dollar General Corp. (a)	99	5,576

Dominion Resources, Inc.	92	6,248

Dow Chemical Co. (The)	143	6,508

Duke Energy Corp.	85	6,003

E. I. du Pont de Nemours and Co.	96	5,857

EastGroup Properties, Inc.	224	13,292

Eaton Corp. PLC	81	5,920

eBay Inc. (a)	104	5,533

Ecolab Inc.	58	5,831

Edison International	123	5,924

El Paso Electric Co.	372	13,552

Eli Lilly and Co.	106	5,725

EMC Corp.	215	5,212

Emerson Electric Co.	88	5,803

EnPro Industries, Inc. (a)	229	16,612

Entergy Corp.	90	5,673

EOG Resources, Inc.	33	5,453

EPR Properties	248	12,668

Equity Residential	102	5,649

Exelon Corp.	189	5,481

Express Scripts Holding Co. (a)	92	6,871

Exxon Mobil Corp.	64	5,898

F.N.B. Corp.	903	10,692

Facebook Inc. -Class A (a)	120	7,508

FedEx Corp.	48	6,399

FEI Co.	119	11,153

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

First Financial Bancorp.	772	$12,800

FirstEnergy Corp.	156	4,912

Ford Motor Co.	328	4,907

Forrester Research, Inc.	291	10,924

Forward Air Corp.	284	12,649

Franklin Resources, Inc.	110	5,721

Franklin Street Properties Corp.	827	9,916

Freeport-McMoRan Copper & Gold Inc.	168	5,445

General Dynamics Corp.	65	6,585

General Electric Co.	237	5,956

General Growth Properties, Inc.	285	5,740

General Mills, Inc.	117	5,618

General Motors Co. (a)	155	5,592

Getty Realty Corp.	582	11,058

Gilead Sciences, Inc. (a)	89	7,178

Glacier Bancorp, Inc.	422	11,153

Goldman Sachs Group, Inc. (The)	33	5,416

Google Inc. -Class A (a)	6	7,086

Government Properties Income Trust	505	12,474

Greatbatch, Inc. (a)	307	13,051

Haemonetics Corp. (a)	333	12,617

Halliburton Co.	115	5,636

HCP, Inc.	135	5,285

Health Care REIT, Inc.	90	5,213

Healthcare Realty Trust, Inc.	517	11,850

Healthcare Services Group, Inc.	394	10,689

Heartland Express, Inc.	958	20,175

Helen of Troy Ltd. (a)	238	13,100

Hershey Co. (The)	61	6,063

Hess Corp.	72	5,435

Hewlett-Packard Co.	268	7,772

Hillenbrand, Inc.	435	11,775

Home Depot, Inc. (The)	74	5,687

Honeywell International Inc.	67	6,112

Hub Group, Inc. -Class A (a)	297	12,311

Illinois Tool Works Inc.	74	5,836

Independent Bank Corp.	356	12,873

Infinity Property & Casualty Corp.	161	11,367

Ingersoll-Rand PLC	109	6,408

Inland Real Estate Corp.	1,099	11,583

Intel Corp.	240	5,890

Interactive Brokers Group, Inc. -Class A	545	11,554

International Business Machines Corp.	29	5,124

International Paper Co.	119	5,681

Interval Leisure Group, Inc.	431	11,378

Intuit Inc.	85	6,226

Intuitive Surgical, Inc. (a)	15	6,114

J & J Snack Foods Corp.	149	13,127

Jack in the Box Inc. (a)	276	13,957

Johnson & Johnson	63	5,574

Johnson Controls, Inc.	133	6,134

JPMorgan Chase & Co.	108	5,979

Kaiser Aluminum Corp	179	12,496

Kellogg Co.	94	5,450

Kimberly-Clark Corp.	59	6,453

Kinder Morgan Inc.	158	5,374

	Shares	Value

United States–(continued)

Knight Transportation, Inc.	694	$14,817

Kraft Foods Group, Inc.	106	5,549

Kroger Co. (The)	140	5,054

Laclede Group, Inc. (The)	317	14,547

Las Vegas Sands Corp.	88	6,734

Lexington Realty Trust	1,129	12,204

Lockheed Martin Corp.	44	6,640

Loews Corp.	120	5,351

Lorillard, Inc.	126	6,202

Lowe’s Cos., Inc.	119	5,509

LTC Properties, Inc.	275	10,436

LyondellBasell Industries N.V. -Class A	78	6,143

Macy’s, Inc.	127	6,756

Marathon Oil Corp.	159	5,214

Marathon Petroleum Corp.	89	7,747

Marsh & McLennan Cos., Inc.	129	5,897

MasterCard, Inc. -Class A	80	6,054

MB Financial, Inc.	352	9,891

McDonald’s Corp.	59	5,556

McGraw Hill Financial, Inc.	87	6,615

McKesson Corp.	43	7,500

Mead Johnson Nutrition Co.	74	5,690

Medtronic, Inc.	107	6,052

Merck & Co., Inc.	118	6,250

MetLife, Inc.	120	5,886

Microsoft Corp.	174	6,586

Mondelez International Inc. -Class A	177	5,797

Monsanto Co.	53	5,647

Moog Inc. -Class A (a)	175	10,510

Morgan Stanley	202	5,961

Mosaic Co. (The)	127	5,672

Motorola Solutions, Inc.	95	6,061

MTS Systems Corp.	173	12,167

Mueller Industries, Inc.	182	11,328

National Oilwell Varco Inc.	72	5,401

National Penn Bancshares, Inc.	1,110	11,522

National Presto Industries, Inc.	161	12,250

Navigators Group, Inc. (The) (a)	225	13,417

NBT Bancorp Inc.	515	12,381

Neogen Corp. (a)	228	9,581

NetApp, Inc.	132	5,589

New Jersey Resources Corp.	276	12,586

Newmont Mining Corp.	203	4,385

NextEra Energy, Inc.	71	6,527

NIKE, Inc. -Class B	82	5,974

Noble Energy, Inc.	85	5,298

Norfolk Southern Corp.	73	6,759

Northern Trust Corp.	103	6,203

Northrop Grumman Corp.	59	6,817

Northwest Bancshares, Inc.	1,082	15,213

Northwest Natural Gas Co.	361	15,003

NorthWestern Corp.	328	14,829

Nucor Corp.	113	5,464

Occidental Petroleum Corp.	62	5,429

Omnicom Group Inc.	88	6,387

Oracle Corp.	168	6,199

Oritani Financial Corp.	809	12,734

PACCAR Inc.	99	5,544

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

United States–(continued)

PacWest Bancorp	276	$11,070

Paychex, Inc.	139	5,813

PepsiCo, Inc.	70	5,625

Pfizer Inc.	196	5,958

PG&E Corp.	137	5,775

Philip Morris International Inc.	63	4,923

Phillips 66	99	7,236

Piedmont Natural Gas Company, Inc.	402	13,274

Pioneer Natural Resources Co.	31	5,249

PNC Financial Services Group, Inc. (The)	77	6,151

Pool Corp.	213	11,540

Post Properties, Inc.	309	14,501

PPG Industries, Inc.	34	6,200

PPL Corp.	189	5,778

Praxair, Inc.	46	5,737

Precision Castparts Corp.	25	6,369

Priceline.com Inc. (a)	6	6,869

ProAssurance Corp.	304	14,124

Procter & Gamble Co. (The)	72	5,517

Progressive Corp. (The)	211	4,904

Prologis, Inc.	150	5,814

Prospect Capital Corp.	1,176	12,783

Provident Financial Services, Inc.	626	10,842

Prudential Financial, Inc.	73	6,160

PS Business Parks, Inc.	175	13,750

Public Service Enterprise Group Inc.	172	5,734

Public Storage	34	5,358

QUALCOMM, Inc.	83	6,160

Raytheon Co.	72	6,845

Regeneron Pharmaceuticals, Inc. (a)	19	5,483

Reynolds American Inc.	114	5,529

RLI Corp.	274	11,415

Safety Insurance Group, Inc.	236	12,763

Salesforce.com, Inc. (a)	108	6,537

Sanderson Farms, Inc.	162	12,045

Saul Centers, Inc.	239	11,137

Schlumberger Ltd.	65	5,692

Schweitzer-Mauduit International, Inc.	212	9,780

SEACOR Holdings Inc. (a)	141	11,869

Selective Insurance Group, Inc.	454	10,678

Sempra Energy	66	6,119

Simmons First National Corp. -Class A	310	10,704

Simon Property Group, Inc.	37	5,729

Snyder’s-Lance, Inc.	386	10,310

South Jersey Industries, Inc.	237	12,642

Southern Co. (The)	136	5,609

Southwest Gas Corp.	264	14,185

Sovran Self Storage, Inc.	160	10,866

Spectra Energy Corp.	168	6,040

St. Jude Medical, Inc.	107	6,498

Starbucks Corp.	75	5,334

State Street Corp.	84	5,624

Stepan Co.	198	12,551

Sterling Bancorp	928	11,693

Stryker Corp.	80	6,208

SunTrust Banks, Inc.	173	6,404

Symantec Corp.	227	4,860

Sysco Corp.	175	6,139

	Shares	Value

United States–(continued)

T. Rowe Price Group Inc.	77	$6,040

Tanger Factory Outlet Centers, Inc.	426	14,220

Target Corp.	88	4,984

Teledyne Technologies Inc. (a)	142	13,046

TeleTech Holdings, Inc. (a)	473	10,321

Texas Instruments Inc.	140	5,936

Thermo Fisher Scientific, Inc.	61	7,024

Time Warner Cable Inc.	50	6,663

Time Warner Inc.	89	5,592

TJX Cos., Inc. (The)	101	5,793

Tompkins Financial Corp.	225	10,552

Toro Co. (The)	194	12,292

Transocean Ltd.	126	5,453

Travelers Cos., Inc. (The)	66	5,364

TreeHouse Foods, Inc. (a)	150	9,876

TrustCo Bank Corp NY	1,813	11,839

Twenty-First Century Fox, Inc. -Class A	173	5,505

Tyco International Ltd.	163	6,600

U.S. Bancorp	151	5,999

UIL Holdings Corp.	357	13,805

UMB Financial Corp.	189	11,206

UniFirst Corp.	111	11,744

Union Pacific Corp.	35	6,098

United Bankshares, Inc.	379	11,328

United Parcel Service, Inc. -Class B	62	5,904

United Technologies Corp.	52	5,929

UnitedHealth Group Inc.	81	5,855

UNS Energy Corp.	271	16,227

Urstadt Biddle Properties Inc. -Class A	657	12,325

Valero Energy Corp.	166	8,483

Ventas, Inc.	91	5,677

Verizon Communications Inc.	119	5,714

Vertex Pharmaceuticals Inc. (a)	75	5,928

VF Corp.	112	6,546

Viacom Inc. -Class B	68	5,583

ViewPoint Financial Group Inc.	542	13,344

Visa Inc. -Class A	29	6,247

Vornado Realty Trust	66	6,061

Wal-Mart Stores, Inc.	75	5,601

Walgreen Co.	103	5,907

Walt Disney Co. (The)	88	6,390

Waste Management, Inc.	135	5,640

WellPoint, Inc.	69	5,934

Wells Fargo & Co.	133	6,030

West Pharmaceutical Services, Inc.	290	13,761

Weyerhaeuser Co.	197	5,886

Whole Foods Market, Inc.	99	5,174

Williams Cos., Inc. (The)	156	6,316

Wintrust Financial Corp.	322	14,113

Xcel Energy, Inc.	205	5,927

Yahoo! Inc. (a)	185	6,664

Yum! Brands, Inc.	79	5,305

Zimmer Holdings, Inc.	68	6,390

		2,918,351

Total Common Stocks & Other Equity Interests (Cost $10,272,209)		10,168,693

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

	Shares	Value

Money Market Funds–20.63%

Liquid Assets Portfolio –Institutional Class (f)	1,343,092	$1,343,092

Premier Portfolio –Institutional Class (f)	1,343,092	1,343,092

Total Money Market Funds (Cost $2,686,184)		2,686,184

TOTAL INVESTMENTS–98.71% (Cost $12,958,393)		12,854,877

OTHER ASSETS LESS LIABILITIES–1.29%		167,430

NET ASSETS–100.00%		$13,022,307

Investment Abbreviations:

ADR	—American Depositary Receipt
BDR	—Brazilian Depositary Receipt
CPO	—Certificates of Ordinary Participation
Ctfs.	—Certificates
REIT	—Real Estate Investment Trust
Rts.	—Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share, two Series A preferred shares, one Class A voting common share and two Class B non-voting common shares.
(c)	Each unit represents one common share and two preferred shares.
(d)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(e)	Each CPO represents twenty-five A shares, twenty-two B shares, thirty-five L shares and thirty-five D shares.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Macro Long/Short Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Macro Long/Short Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

Invesco Macro Long/Short Fund

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2	– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Macro Long/Short Fund

	Level 1	Level 2	Level 3	Total
Australia	$187,430	$215,931	$—	$403,361
Austria	12,299	7,410	—	19,709
Belgium	13,450	33,661	—	47,111
Brazil	116,600	—	—	116,600
Chile	92,409	—	—	92,409
China	33,187	180,476	—	213,663
Columbia	31,773	—	—	31,773
Czech Republic	5,391	19,344	—	24,735
Denmark	8,865	43,852	—	52,717
Finland	20,070	33,885	—	53,955
France	71,457	235,284	—	306,741
Germany	115,146	130,621	—	245,767
Greece	15,287	—	—	15,287
Hong Kong	79,636	226,968	—	306,604
Hungary	—	15,158	—	15,158
Indonesia	7,331	6,491	—	13,822
Ireland	43,366	6,977		50,343
Italy	35,621	59,204	—	94,825
Japan	73,755	1,376,815	—	1,450,570
Luxembourg	—	13,864	—	13,864
Macau	10,248	—	—	10,248
Malaysia	78,719	165,295	—	244,014
Mexico	44,386	—	—	44,386
Morocco	8,959	—	—	8,959
Netherlands	6,287	79,846	—	86,133
New Zealand	15,654	6,970	—	22,624
Norway	9,820	37,950	—	47,770
Philippines	—	6,260	—	6,260
Poland	15,606	22,223	—	37,829
Portugal	6,778	—	—	6,778
Russia	6,481	—	—	6,481
Singapore	18,140	123,475	—	141,615
South Africa	77,043	42,992	—	120,035
South Korea	11,967	559,017	—	570,984
Spain	22,604	94,558	—	117,162
Sweden	37,335	138,768	—	176,103
Switzerland	33,337	200,327	—	233,664
Taiwan	38,296	293,756	—	332,052
Thailand	18,198	5,800	—	23,998
Turkey	6,494	—	—	6,494
United Kingdom	466,002	971,737	—	1,437,739
United States	5,604,535	—		5,604,535
	$7,499,962	$5,354,915	$—	$12,854,877
Futures*	12,534	—	—	12,534
Total Investments	$7,512,496	$5,354,915	$—	$12,867,411

* Unrealized appreciation.

Invesco Macro Long/Short Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2014:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Market risk
Futures contracts (a)	$24,583	$(12,049)
(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for period December 17, 2013 (commencement date) to January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain (Loss)
Market risk	$(2,473)
Change in Unrealized Appreciation
Market risk	12,534
Total	$10,061

* The average notional value of futures contracts outstanding during the period was $3,009,403.

Open Futures Contracts at Period-End(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EUROSTOXX 50	Long	6	March 2014	$244,204	$5,903
E-Mini S&P 500 Index	Short	7	March 2014	621,810	1,476
FTSE 100 Index	Short	4	March 2014	424,659	2,972
Hang Seng Index	Long	1	February 2014	141,741	335
Mini MSCI Emerging Markets Index	Long	1	March 2014	46,265	(3,029)
Russell 2000 Mini Index	Short	7	March 2014	789,810	(9,020)
Topix Tokyo Price Index	Short	5	March 2014	594,597	13,897
Total Future Contracts - Market Risk					$12,534

(a) Futures collateralized by $170,000 cash held with Goldman, Sachs & Co., the futures commission merchant.

Invesco Macro Long/Short Fund

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 17, 2013 (commencement date) to January 31, 2014 was $10,272,209 and $501, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$244,344
Aggregate unrealized (depreciation) of investment securities	(347,860)
Net unrealized appreciation (depreciation) of investment securities	$(103,516)
Cost of investments is the same for tax and financial reporting purposes.

Invesco Macro Long/Short Fund

Invesco Pacific Growth Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2014

invesco.com/us	MS-PGRO-QTR-1 1/14	Invesco Advisers, Inc.

Schedule of Investments

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.83%

Australia–8.63%

Amcor Ltd.	19,254	$180,455
Aurizon Holdings Ltd.	49,969	215,141
Australia and New Zealand Banking Group Ltd.	25,582	671,729
BC Iron Ltd.	14,401	64,813
BHP Billiton Ltd.	19,987	639,207
Brambles Ltd.	4,367	34,269
Commonwealth Bank of Australia	13,738	892,402
CSL Ltd.	1,534	94,317
DuluxGroup Ltd.	31,966	149,658
Flight Centre Travel Group Ltd.	3,871	160,110
Fortescue Metals Group Ltd.	35,976	167,802
Insurance Australia Group Ltd.	37,973	181,732
Macquarie Group Ltd.	1,648	78,007
Magellan Financial Group Ltd.	12,190	119,520
Mount Gibson Iron Ltd.	103,326	94,257
National Australia Bank Ltd.	14,631	425,719
Platinum Asset Management Ltd.	7,426	43,885
Ramsay Health Care Ltd.	4,766	182,317
RCR Tomlinson Ltd.	17,651	47,237
Rio Tinto Ltd.	1,271	72,760
Santos Ltd.	18,425	215,090
Slater & Gordon Ltd.	18,786	72,217
Sonic Healthcare Ltd.	13,083	189,022
Suncorp Group Ltd.	21,479	228,939
Tassal Group Ltd.	11,737	33,788
Telstra Corp. Ltd.	63,760	286,029
Wesfarmers Ltd.	4,057	149,114
Westpac Banking Corp.	26,673	720,553
Woodside Petroleum Ltd.	9,204	300,082
Woolworths Ltd.	12,510	371,798
		7,081,969

China–9.50%

Biostime International Holdings Ltd.	46,000	396,082
China CITIC Bank Corp. Ltd. -Class H	689,000	328,849
CNOOC Ltd.	286,000	442,213
Datang International Power Generation Co. Ltd. -Class H	742,000	296,272
Great Wall Motor Co. Ltd. -Class H	79,000	367,911
Guangdong Investment Ltd.	426,000	397,625
Guangshen Railway Co. Ltd. -Class H	690,000	296,769
Industrial & Commercial Bank of China Ltd. -Class H	597,000	365,935
Jiangsu Expressway Co. Ltd. -Class H	316,000	399,741
Lenovo Group Ltd.	218,000	280,926
Minth Group Ltd.	308,000	594,008
Ping An Insurance (Group) Co. of China Ltd. -Class H	53,500	426,737
Sino Biopharmaceutical Ltd.	520,000	440,712
Sinotrans Ltd. -Class H	656,000	273,144

	Shares	Value

China–(continued)

Sunny Optical Technology Group Co., Ltd.	360,000	$295,487
Tencent Holdings Ltd.	14,600	1,007,802
Travelsky Technology Ltd. -Class H	523,000	549,016
Tsingtao Brewery Co. Ltd. -Class H	46,000	334,141
Zhuzhou CSR Times Electric Co., Ltd. -Class H	96,500	299,551
		7,792,921

Hong Kong–4.46%

Henderson Land Development Co. Ltd.	104,400	556,370
Hutchison Whampoa Ltd.	48,000	589,831
Kerry Logistics Network Ltd. (a)	203,500	343,893
Lifestyle International Holdings Ltd.	204,000	364,931
Melco International Development Ltd.	176,000	640,408
NWS Holdings Ltd.	234,326	338,478
Techtronic Industries Co. Ltd.	191,000	488,535
Texwinca Holdings Ltd.	352,000	336,647
		3,659,093

India–4.12%

HCL Technologies Ltd.	48,738	1,130,641
IndusInd Bank Ltd.	55,471	332,745
Infosys Ltd.	17,636	1,035,476
Jammu & Kashmir Bank Ltd.	24,130	533,839
Sobha Developers Ltd.	82,572	347,349
		3,380,050

Indonesia–1.62%

PT Telekomunikasi Indonesia Persero Tbk	7,198,800	1,329,139

Japan–48.76%

Amada Co., Ltd.	68,000	548,627
AOKI Holdings Inc.	25,300	417,227
Astellas Pharma Inc.	23,700	1,457,516
Canon Inc.	23,500	687,828
Casio Computer Co., Ltd.	14,100	152,673
Chiba Bank, Ltd. (The)	53,000	333,365
Daicel Corp.	94,000	750,653
Daifuku Co., Ltd.	44,000	523,727
Daikin Industries, Ltd.	16,900	967,582
Daito Trust Construction Co., Ltd.	6,600	622,939
Daiwa House Industry Co., Ltd.	27,000	508,391
Denki Kagaku Kogyo Kabushiki Kaisha	89,000	343,284
East Japan Railway Co.	15,200	1,134,263
FamilyMart Co., Ltd.	11,800	535,891
Gulliver International Co., Ltd.	41,600	299,076
Hitachi Capital Corp.	35,600	887,912
Hitachi High-Technologies Corp.	18,500	424,199
Hitachi, Ltd.	178,000	1,353,419
Honda Motor Co., Ltd.	38,300	1,439,059
JGC Corp.	14,000	527,975
Kaneka Corp.	50,000	309,222

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

	Shares	Value

Japan–(continued)

Kyocera Corp.	9,700	$433,727
Lintec Corp.	18,500	336,022
Maeda Road Construction Co., Ltd.	31,000	506,547
Marubeni Corp.	100,000	696,649
Minebea Co., Ltd.	30,000	224,213
Mitsubishi Chemical Holdings Corp.	75,400	322,022
Mitsubishi Corp.	41,600	767,236
Mitsubishi Estate Co. Ltd.	54,000	1,319,458
Mitsubishi Heavy Industries, Ltd.	156,000	1,010,223
Mitsubishi UFJ Financial Group, Inc.	311,800	1,872,458
Nagase & Co., Ltd.	17,400	202,656
Nidec Corp.	8,900	993,226
Nifco Inc.	24,200	630,743
Nippon Meat Packers, Inc.	34,000	579,976
Nissan Motor Co., Ltd.	83,100	708,767
Obayashi Corp.	58,000	342,044
Ono Pharmaceutical Co., Ltd.	10,400	908,995
ORIX Corp.	88,300	1,342,965
Relo Holdings, Inc.	6,200	324,275
Resorttrust, Inc.	35,800	613,986
Ricoh Co., Ltd.	25,000	262,275
Sanwa Holdings Corp.	101,000	697,639
Sekisui Chemical Co., Ltd.	82,000	943,107
Seven & I Holdings Co., Ltd.	38,700	1,533,635
Shimamura Co., Ltd.	6,700	592,558
Sumitomo Metal Mining Co., Ltd.	32,000	415,690
Sumitomo Mitsui Financial Group, Inc.	41,600	1,924,486
Suzuki Motor Corp.	15,900	411,891
TDK Corp.	4,100	184,847
Tokyu Fudosan Holdings, Corp. (a)	27,900	242,217
Toshiba Corp.	161,000	668,777
Toyo Ink SC Holdings Co., Ltd.	68,000	331,448
Toyoda Gosei Co., Ltd.	13,000	273,000
Toyota Motor Corp.	30,800	1,755,594
Tsubakimoto Chain Co.	91,000	711,950
Yamaha Motor Co., Ltd.	10,800	142,363
Yaskawa Electronic Corp.	41,000	555,267
		40,007,760

Malaysia–1.47%

Public Bank Berhad	212,300	1,208,434

Singapore–2.88%

DBS Group Holdings Ltd.	92,000	1,187,969
Oversea-Chinese Banking Corp. Ltd.	80,000	580,726
United Overseas Bank Ltd.	38,000	595,846
		2,364,541

South Korea–9.05%

Amorepacific Corp.	292	272,952
AMOREPACIFIC Group	144	62,389
Binggrae Co., Ltd.	2,620	217,188
CJ CGV Co., Ltd.	6,560	293,543
Coway Co., Ltd.	4,918	312,011
Grand Korea Leisure Co., Ltd.	12,710	482,475
Green Cross Corp.	4,194	506,886
Halla Climate Control Corp.	10,900	394,574
Hana Tour Service Inc.	4,669	307,543
Hanssem Co., Ltd.	6,248	297,800

	Shares	Value

South Korea–(continued)

Hyundai Mobis	1,236	$349,737
KEPCO Plant Service & Engineering Co., Ltd.	9,214	477,299
Nongshim Co., Ltd.	2,009	508,304
ORION Corp.	341	275,019
Ottogi Corp.	904	326,712
S1 Corp.	4,690	334,709
Samsung Electronics Co., Ltd.	1,292	1,513,852
Samsung Life Insurance Co., Ltd.	2,517	238,722
SK Telecom Co., Ltd.	1,289	257,692
		7,429,407

Taiwan–6.59%

Advanced Semiconductor Engineering Inc.	545,000	502,344
China Life Insurance Co., Ltd.	468,140	445,698
Hiwin Technologies Corp.	45,350	409,797
Ruentex Development Co., Ltd.	264,537	462,696
San Shing Fastech Corp.	140,600	328,581
Synnex Technology International Corp.	285,000	478,862
Taiwan Semiconductor Manufacturing Co. Ltd.	288,143	987,188
Teco Electric & Machinery Co., Ltd.	535,000	581,259
Tong Hsing Electronic Industries, Ltd.	86,000	439,835
Yuanta Financial Holding Co. Ltd.	596,000	328,584
Yungtay Engineering Co., Ltd.	161,000	440,172
		5,405,016

Thailand–0.75%

Advanced Info Service PCL	97,100	613,099
Total Common Stocks & Other Equity Interests (Cost $73,014,963)		80,271,429

Money Market Funds–1.38%

Liquid Assets Portfolio –Institutional Class (b)	567,258	567,258
Premier Portfolio –Institutional Class (b)	567,258	567,258
Total Money Market Funds (Cost $1,134,516)		1,134,516
TOTAL INVESTMENTS–99.21% (Cost $74,149,479)		81,405,945
OTHER ASSETS LESS LIABILITIES–0.79%		648,706
NET ASSETS–100.00%		$82,054,651

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Pacific Growth Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

Invesco Pacific Growth Fund

F.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended January 31, 2014, there were transfers from Level 1 to Level 2 of $21,028,577 and from Level 2 to Level 1 of $2,284,638, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$3,706,220	$3,375,749	$--	$7,081,969
China	1,981,633	5,811,288	--	7,792,921
Hong Kong	984,301	2,674,792	--	3,659,093
India	533,839	2,846,211	--	3,380,050
Indonesia	--	1,329,139	--	1,329,139
Japan	2,018,551	37,989,209	--	40,007,760
Malaysia	--	1,208,434	--	1,208,434
Singapore	--	2,364,541	--	2,364,541
South Korea	508,304	6,921,103	--	7,429,407
Taiwan	--	5,405,016	--	5,405,016
Thailand	613,099	--	--	613,099
United States	1,134,516	--	--	1,134,516
Total Investments	$11,480,463	$69,925,482	$--	$81,405,945

Invesco Pacific Growth Fund

NOTE 3 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $11,928,044 and $15,237,121, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$9,038,230
Aggregate unrealized (depreciation) of investment securities	(3,647,910)
Net unrealized appreciation of investment securities	$5,390,320
Cost of investments for tax purposes is $76,015,625.

Invesco Pacific Growth Fund

Invesco Premium Income Fund Quarterly Schedule of Portfolio Holdings January 31, 2014

Schedule of Investments(a)

January 31, 2014

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–45.79%

Aerospace & Defense–0.79%

Alliant Techsystems Inc., Sr. Unsec. Gtd. Notes, 5.25%, 10/01/21(b)	$142,000	$143,775

B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	55,000	55,688

Bombardier Inc. (Canada), Sr. Unsec. Notes, 5.75%, 03/15/22(b)	70,000	69,125

7.75%, 03/15/20(b)	501,000	554,857

DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21	131,000	129,690

GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	525,000	564,375

TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	220,000	218,625

7.50%, 07/15/21	63,000	68,355

		1,804,490

Air Freight & Logistics–0.08%

Transnet SOC Ltd. (South Africa), Sr. Unsec. Notes, 4.00%, 07/26/22(b)	200,000	177,240

Airlines–0.74%

Air Canada Pass Through Trust (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(b)	85,000	84,014

America West Airlines Pass Through Trust, Series 2001-1, Class G, Sr. Sec. Pass Through Ctfs., 7.10%, 04/02/21	107,500	115,361

American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	250,094	269,476

Series 2013-2, Class B, Sr. Sec. Pass Through Ctfs., 5.60%, 07/15/20(b)	194,889	200,979

Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	168,112	176,465

Series 2012-3, Class C, Sec. Pass Through Ctfs., 6.13%, 04/29/18	80,000	84,600

UAL Pass Through Trust, Series 2007-1, Class B, Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19	177,899	189,685

	Principal Amount	Value

Airlines–(continued)

United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/01/18	$360,000	$379,800

US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	19,166	21,610

Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	21,049	22,417

Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 6.00%, 10/23/20(b)	163,000	167,238

		1,711,645

Alternative Carriers–0.33%
Level 3 Communications Inc., Sr. Unsec. Global Notes, 8.88%, 06/01/19	235,000	257,325

Level 3 Financing Inc., Sr. Unsec. Gtd. Floating Rate Notes, 3.85%, 01/15/18(b)(c)	69,000	70,208

Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	304,000	325,280

Sr. Unsec. Gtd. Notes, 6.13%, 01/15/21(b)	106,000	108,650

		761,463

Apparel Retail–0.38%

Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	348,000	367,140

L Brands Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	260,000	264,225

Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	125,000	136,719

Neiman Marcus Group LTD Inc., Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	104,000	108,680

		876,764

Apparel, Accessories & Luxury Goods–0.23%

Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	290,000	317,550

PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	175,000	166,031

William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/21(b)	46,000	46,575

		530,156

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Application Software–0.11%

Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	$263,000	$259,055

Asset Management & Custody Banks–0.18%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	375,000	373,125

Capsugel S.A., Sr. Unsec. PIK Notes, 7.00%, 05/15/19(b)	44,000	45,295

		418,420

Auto Parts & Equipment–0.57%

American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.25%, 03/15/21	135,000	143,775

Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	200,000	201,500

Gestamp Funding Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 5.63%, 05/31/20(b)	200,000	206,750

Schaeffler Finance B.V. (Germany), Sr. Sec. Notes, 4.75%, 05/15/21(b)	200,000	202,079

Schaeffler Holding Finance B.V. (Germany), Sr. Sec. Gtd. PIK Notes, 6.88%, 08/15/18(b)	200,000	213,000

Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	330,000	346,500

		1,313,604

Broadcasting–0.21%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	160,000	165,200

Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	73,000	77,563

LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	220,000	231,275

Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	20,000	20,675

		494,713

Building Products–1.23%

Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	370,000	390,350

Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	250,000	270,000

	Principal Amount	Value

Building Products–(continued)

Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	$470,000	$489,387

Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	467,000	518,370

10.00%, 12/01/18	305,000	335,500

USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	57,000	60,848

7.88%, 03/30/20(b)	135,000	153,225

Sr. Unsec. Notes, 9.75%, 01/15/18	505,000	603,475

		2,821,155

Cable & Satellite–1.50%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/30/21	268,000	280,730

DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	576,000	580,320

Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	195,000	212,550

Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	100,000	113,500

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 6.63%, 12/15/22	238,000	246,330

Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	30,000	32,663

Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 06/01/21(b)	285,000	307,087

8.13%, 06/01/23(b)	330,000	358,875

Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	425,000	460,062

Ono Finance II PLC (Spain), Sr. Unsec. Gtd. Notes, 10.88%, 07/15/19(b)	300,000	330,750

ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	300,000	318,000

VTR Finance BV (Chile), Sr. Sec. Notes, 6.88%, 01/15/24(b)	200,000	201,500

		3,442,367

Casinos & Gaming–1.21%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	130,000	141,375

9.13%, 12/01/18	250,000	271,875

Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/15	136,000	117,300

Sr. Sec. Gtd. Global Notes, 9.00%, 02/15/20	215,000	209,625

9.00%, 02/15/20	235,000	229,125

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Casinos & Gaming–(continued)

Caesars Entertainment Resort Properties LLC, Sec. Notes, 11.00%, 10/01/21(b)	$250,000	$259,375

Sr. Sec. Notes, 8.00%, 10/01/20(b)	179,000	187,503

Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)(d)	150,000	67,500

MCE Finance Ltd. (Macau), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(b)	200,000	194,000

MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	435,000	466,537

Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	327,000	368,692

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	245,000	266,438

		2,779,345

Coal & Consumable Fuels–0.59%

Arch Coal Inc., Sec. Gtd. Notes, 8.00%, 01/15/19(b)	174,000	174,435

CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/21	103,000	107,893

8.25%, 04/01/20	360,000	394,200

Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	445,000	468,362

Raspadskaya OJSC Via Raspadskaya Securities Ltd. (Russia), Sr. Unsec. Notes, 7.75%, 04/27/17(b)	200,000	203,498

		1,348,388

Communications Equipment–0.36%

Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	50,000	46,500

Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	415,000	410,331

9.00%, 04/01/19(b)	351,000	365,040

		821,871

Computer & Electronics Retail–0.16%

Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	360,000	365,850

Construction & Engineering–0.36%

Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	415,000	449,237

Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	350,000	373,625

		822,862

	Principal Amount	Value

Construction & Farm Machinery & Heavy Trucks–0.61%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	$299,000	$314,697

Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	310,000	316,200

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	160,000	164,400

Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	130,000	146,575

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	230,000	238,625

Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	70,000	72,975

Titan International Inc., Sr. Sec. Gtd. Notes, 6.88%, 10/01/20(b)	140,000	147,350

		1,400,822

Construction Materials–0.81%

Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 5.88%, 03/25/19(b)	400,000	405,986

7.25%, 01/15/21(b)	200,000	207,662

CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	75,000	79,875

Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec. Gtd. Notes, 6.75%, 10/01/22(b)	393,840	403,154

Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	575,000	669,875

US Concrete, Inc., Sr. Sec. Gtd. Notes, 8.50%, 12/01/18(b)	87,000	92,002

		1,858,554

Consumer Finance–0.35%

Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	230,000	270,825

8.00%, 03/15/20	450,000	538,875

		809,700

Data Processing & Outsourced Services–0.63%

CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	345,000	374,325

First Data Corp., Sec. Gtd. Notes, 8.25%, 01/15/21(b)	560,000	597,800

Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	198,000	231,907

Sr. Unsec. Gtd. Sub. Notes, 11.75%, 08/15/21(b)	103,000	106,605

11.75%, 08/15/21(b)	143,000	148,005

		1,458,642

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Distillers & Vintners–0.01%

Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	$31,000	$33,713

Diversified Banks–1.63%

Access Finance B.V. (Nigeria), Sr. Unsec. Gtd. Notes, 7.25%, 07/25/17(b)	270,000	267,629

Banco Bradesco S.A. (Brazil), Unsec. Sub. Notes, 5.75%, 03/01/22(b)	200,000	197,773

Banco Davivienda S.A. (Colombia), Sr. Unsec. Notes, 2.95%, 01/29/18(b)	200,000	193,930

Unsec. Sub. Notes, 5.88%, 07/09/22(b)	250,000	243,004

Banco Nacional de Costa Rica (Costa Rica), Sr. Unsec. Notes, 4.88%, 11/01/18(b)	200,000	196,143

6.25%, 11/01/23(b)	200,000	189,542

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Bonds, 5.95%, 01/30/24(b)	200,000	204,000

BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.50%, 03/10/16(b)	400,000	424,867

Unsec. Sub. Notes, 6.75%, 09/30/22(b)	300,000	322,238

Development Bank of Kazakhstan JSC (Kazakhstan), Sr. Unsec. Notes, 4.13%, 12/10/22(b)	200,000	181,549

Eurasian Development Bank (Supranational), Sr. Unsec. Notes, 4.77%, 09/20/22(b)	200,000	193,837

Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	280,000	288,891

Royal Bank of Scotland PLC (The) (United Kingdom), REGS, Unsec. Sub. Medium-Term Euro Notes, 9.50%, 03/16/22(b)	192,000	224,954

Russian Agricultural Bank OSJC via RSHB Capital S.A. (Russia), Sr. Unsec. Notes, 5.10%, 07/25/18(b)	350,000	359,540

Turkiye Garanti Bankasi A.S. (Turkey), Sr. Unsec. Notes, 4.00%, 09/13/17(b)	260,000	250,928

		3,738,825

Diversified Metals & Mining–1.23%

Codelco Inc. (Chile), Sr. Unsec. Notes, 4.50%, 08/13/23(b)	200,000	206,064

	Principal Amount	Value

Diversified Metals & Mining–(continued)

FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	$295,000	$320,075

8.25%, 11/01/19(b)	210,000	234,150

HudBay Minerals Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	70,000	73,850

Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	27,000	28,350

Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	290,000	322,625

Vedanta Resources PLC (India), Sr. Unsec. Bonds, 8.25%, 06/07/21(b)	600,000	603,081

Sr. Unsec. Notes, 6.00%, 01/31/19(b)	200,000	191,141

9.50%, 07/18/18(b)	175,000	194,693

REGS, Sr. Unsec. Euro Bonds, 8.25%, 06/07/21(b)	200,000	200,875

Sr. Unsec. Euro Notes, 6.00%, 01/31/19(b)	200,000	191,390

Walter Energy, Inc., Sr. Sec. Gtd. Notes, 9.50%, 10/15/19(b)	177,000	180,097

Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	103,000	76,993

		2,823,384

Diversified Real Estate Activities–0.06%

Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	141,000	141,399

Electric Utilities–0.42%

Majapahit Holding B.V. (Indonesia), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/20(b)	200,000	220,186

Saudi Electricity Global Sukuk Co. 2 (Saudi Arabia), Sr. Unsec. Bonds, 3.47%, 04/08/23(b)	200,000	189,347

5.06%, 04/08/43(b)	200,000	182,023

Star Energy Geothermal Wayang Windu Ltd. (Indonesia), Sr. Sec. Gtd. Notes, 6.13%, 03/27/20(b)	400,000	376,849

		968,405

Electrical Components & Equipment–0.05%

Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	125,000	122,500

Environmental & Facilities Services–0.23%

ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	91,000	98,280

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Environmental & Facilities Services–(continued)

Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 06/01/21	$45,000	$45,225
5.25%, 08/01/20	280,000	287,350

Darling International Inc., Sr. Unsec. Gtd. Notes, 5.38%, 01/15/22(b)	92,000	92,805

		523,660

Forest Products–0.08%

Boise Cascade Co., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/01/20	181,000	189,598

Gas Utilities–0.42%

AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	160,000	174,400

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	238,000	246,330

Sr. Unsec. Notes, 6.75%, 01/15/22(b)	72,000	74,340

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	105,000	114,975

Sr. Unsec. Notes, 7.38%, 03/15/20	340,000	365,500

		975,545

Gold–0.12%

AngloGold Ashanti Holdings PLC (South Africa), Sr. Unsec. Gtd. Global Notes, 5.13%, 08/01/22	200,000	172,125

Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	115,000	111,136

		283,261

Health Care Equipment–0.34%

Biomet Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 08/01/20	165,000	176,962

Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 10/01/20	322,000	335,685

Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	250,000	266,250

		778,897

Health Care Facilities–0.77%

Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/21	28,000	28,910

Community Health Systems, Inc., Sr. Sec. Gtd. Notes, 5.13%, 08/01/21(b)	75,000	75,750

Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/19	229,000	252,472

Sr. Unsec. Gtd. Notes, 6.88%, 02/01/22(b)	237,470	244,891

	Principal Amount	Value

Health Care Facilities–(continued)

HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	$230,000	$245,525

HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	190,000	201,400

LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 12/01/21(b)	85,000	86,913

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.25%, 11/01/18	36,000	39,960

Sr. Sec. Gtd. Notes, 6.00%, 10/01/20(b)	109,000	115,540

Sr. Unsec. Global Notes, 6.75%, 02/01/20	130,000	136,175

8.00%, 08/01/20	155,000	170,112

8.13%, 04/01/22	155,000	170,113

		1,767,761

Health Care Services–0.12%

DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 08/15/22	70,000	72,100

Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	180,000	197,100

		269,200

Homebuilding–0.99%

Beazer Homes USA Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/21(b)	213,000	221,520

9.13%, 06/15/18	115,000	122,475

K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	194,000	209,035

Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	395,000	419,687

Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	70,000	71,750

7.50%, 05/15/16	120,000	130,050

11.88%, 10/15/15	100,000	115,250

KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	102,000	108,120

7.50%, 09/15/22	55,000	58,850

Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	250,000	282,187

M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	195,000	212,063

Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	79,000	76,531

Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	225,000	246,938

		2,274,456

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Household Products–0.62%

Controladora Mabe S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 7.88%, 10/28/19(b)	$600,000	$670,363

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	489,000	502,447

7.13%, 04/15/19	100,000	106,250

Sr. Unsec. Gtd. Global Notes, 9.88%, 08/15/19	125,000	138,438

		1,417,498

Hypermarkets & Super Centers–0.09%

Cencosud S.A. (Chile), Sr. Unsec. Gtd. Notes, 5.50%, 01/20/21(b)	200,000	197,971

Independent Power Producers & Energy Traders–0.51%

AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	244,000	271,450

8.00%, 10/15/17	15,000	17,569

Israel Electric Corp. Ltd. (Israel), Sr. Sec. Notes, 6.70%, 02/10/17(b)	400,000	440,995

NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 05/15/21	250,000	273,750

Sr. Unsec. Gtd. Notes, 6.25%, 07/15/22(b)	157,000	158,570

		1,162,334

Industrial Conglomerates–0.14%

Hutchison Whampoa International Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00%(b)(e)	300,000	317,250

Industrial Machinery–0.15%

CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/21(b)	173,000	173,865

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	130,000	141,050

Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	30,000	30,675

		345,590

Integrated Oil & Gas–0.52%

IPIC GMTN Ltd. (United Arab Emirates), Sr. Unsec. Gtd. Notes, 5.50%, 03/01/22(b)	300,000	330,938

KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec. Notes, 5.75%, 04/30/43(b)	200,000	170,524

	Principal Amount	Value

Integrated Oil & Gas–(continued)

Petroleos de Venezuela S.A. (Venezuela), Sr. Unsec. Gtd. Notes, 8.50%, 11/02/17(b)	$200,000	$156,460

State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec. Euro Notes, 5.45%, 02/09/17	500,000	527,500

		1,185,422

Integrated Telecommunication Services–0.69%

Colombia Telecomunicaciones S.A. ESP (Colombia), Sr. Unsec. Notes, 5.38%, 09/27/22(b)	300,000	282,898

CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	339,000	351,289

Globo Comunicacao e Participacoes S.A. (Brazil), Sr. Sec. Euro Notes, 6.25%(b)(e)(f)	300,000	312,713

Oi S.A. (Brazil), Sr. Unsec. Notes, 5.75%, 02/10/22(b)	500,000	451,361

Qtel International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.88%, 01/31/28(b)	200,000	178,939

		1,577,200

Internet Software & Services–0.12%

Equinix Inc., Sr. Unsec. Notes, 5.38%, 04/01/23	152,000	150,100

7.00%, 07/15/21	110,000	121,550

		271,650

Leisure Facilities–0.09%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	205,000	205,513

Managed Health Care–0.04%

WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.75%, 11/15/20	81,000	84,645

Marine–0.14%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	302,000	314,360

Movies & Entertainment–0.47%

DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	240,000	256,200

Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	325,000	352,625

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Movies & Entertainment–(continued)

Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	$445,000	$461,687

		1,070,512

Multi-Line Insurance–0.11%

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	225,000	263,250

Oil & Gas Drilling–0.31%

Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	12,000	12,885

Parker Drilling Co., Sr. Unsec. Gtd. Notes, 6.75%, 07/15/22(b)	16,000	16,400

7.50%, 08/01/20(b)	165,000	174,900

Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	350,000	372,750

6.63%, 11/15/20	122,000	130,235

		707,170

Oil & Gas Equipment & Services–0.76%

Basic Energy Services, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 02/15/19	230,000	242,650

Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	196,000	207,270

Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	60,000	62,100

Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	424,000	422,940

Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	335,000	340,025

Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	93,000	96,022

TMK OAO Via TMK Capital S.A. (Russia), REGS, Sr. Unsec. Euro Notes, 6.75%, 04/03/20(b)	400,000	384,032

		1,755,039

Oil & Gas Exploration & Production–3.47%

Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/20	144,000	152,460

Sr. Unsec. Gtd. Notes, 5.38%, 11/01/21(b)	300,000	305,250

Berry Petroleum Co. LLC, Sr. Unsec. Notes, 6.38%, 09/15/22	197,000	201,432

6.75%, 11/01/20	131,000	137,223

Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/21	400,000	419,500

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	$270,000	$291,600

8.25%, 09/01/21	266,000	291,270

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	240,000	271,200

Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	126,000	136,710

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	152,000	163,020

Energy XXI Gulf Coast, Inc., Sr. Unsec. Gtd. Notes, 7.50%, 12/15/21(b)	413,000	429,520

EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	132,000	134,475

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	167,000	165,748

GeoPark Latin America Ltd. Agencia en Chile (Chile), Sr. Sec. Gtd. Notes, 7.50%, 02/11/20(b)	300,000	307,458

Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	282,000	283,057

Sr. Unsec. Gtd. Notes, 9.75%, 07/15/20(b)	157,000	163,280

Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 02/01/22	65,000	64,675

Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	20,000	22,100

MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.50%, 03/15/21(b)	377,000	393,965

Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/22(b)	48,000	48,000

Pertamina Persero PT (Indonesia), Sr. Unsec. Notes, 4.30%, 05/20/23(b)	200,000	171,288

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 5.50%, 06/27/44	300,000	269,403

Sr. Unsec. Gtd. Global Notes, 3.50%, 01/30/23	600,000	545,412

6.50%, 06/02/41	300,000	307,520

Sr. Unsec. Gtd. Notes, 3.13%, 01/23/19(b)	160,000	160,560

Unsec. Gtd. Notes, 6.38%, 01/23/45(b)	220,000	220,778

QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	175,000	167,125

Sr. Unsec. Notes, 5.38%, 10/01/22	45,000	43,538

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.75%, 06/01/21	$168,000	$178,920

Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	135,000	135,338

Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	134,000	133,665

SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	510,000	527,850

SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	205,000	219,350

6.63%, 02/15/19	30,000	31,800

Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/21	445,000	468,362

		7,962,852

Oil & Gas Refining & Marketing–0.15%

Cosan Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.00%, 03/14/23(b)	400,000	341,636

Oil & Gas Storage & Transportation–1.48%

Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	156,000	166,140

Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/20	240,000	252,600

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	275,000	283,937

Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	400,000	453,000

Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 8.38%, 12/15/18(b)	288,000	305,280

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 08/15/21	205,000	221,400

NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	356,000	367,570

Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp. II, Sr. Unsec. Gtd. Global Notes, 8.38%, 06/01/20	135,000	150,525

Sr. Unsec. Gtd. Notes, 6.50%, 05/15/21(b)	185,000	193,788

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	$68,000	$70,550

Sr. Unsec. Gtd. Notes, 6.50%, 07/15/21	182,000	194,740

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	135,000	142,931

6.88%, 02/01/21	240,000	257,700

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	113,000	116,108

6.13%, 10/15/21	80,000	82,600

Sr. Unsec. Gtd. Notes, 5.88%, 10/01/20(b)	144,000	147,960

		3,406,829

Other Diversified Financial Services–0.53%

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/01/22(b)	227,000	225,581

Jefferies Finance LLC/JFIN Co-Issuer Corp., Sr. Unsec. Notes, 7.38%, 04/01/20(b)	200,000	210,500

Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	205,000	218,325

Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/24(b)	570,000	568,641

		1,223,047

Packaged Foods & Meats–1.23%

Alicorp S.A.A. (Peru), Sr. Unsec. Notes, 3.88%, 03/20/23(b)	600,000	541,461

REGS, Sr. Unsec. Euro Notes, 3.88%, 03/20/23(b)	500,000	450,625

Chiquita Brands International Inc., Sr. Unsec. Conv. Notes, 4.25%, 08/15/16	275,000	272,078

FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	380,000	403,750

JBS S.A. (Brazil), Sr. Unsec. Notes, 10.50%, 08/04/16 (Acquired 08/30/13 – 10/22/13; Cost $220,375)(b)	200,000	226,000

REGS, Sr. Unsec. Euro Notes, 10.50%, 08/04/16(b)	200,000	225,000

JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21 (b)	100,000	104,500

Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	205,000	218,581

Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	220,000	238,700

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Packaged Foods & Meats–(continued)

Smithfield Foods Inc., Sr. Unsec. Notes, 5.25%, 08/01/18(b)	$69,000	$72,105

5.88%, 08/01/21(b)	69,000	70,208

		2,823,008

Paper Packaging–0.02%

Beverage Packaging Holdings Luxembourg II S.A., Sr. Unsec. Gtd. Notes, 5.63%, 12/15/16(b)	35,000	35,875

Paper Products–0.31%

Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	47,000	46,530

PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	346,000	355,515

Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	297,000	312,593

		714,638

Personal Products–0.18%

Albea Beauty Holdings S.A. (France), Sr. Sec. Gtd. Notes, 8.38%, 11/01/19(b)	400,000	423,980

Pharmaceuticals–0.40%

Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	201,000	209,291

6.38%, 10/15/20(b)	345,000	370,012

6.75%, 08/15/21(b)	113,000	121,193

7.25%, 07/15/22(b)	137,000	149,672

7.50%, 07/15/21(b)	65,000	72,638

		922,806

Precious Metals & Minerals–0.17%

Cia Minera Ares SAC (Peru), Sr. Unsec. Gtd. Notes, 7.75%, 01/23/21(b)	400,000	401,660

Railroads–0.18%

Georgian Railway JSC (Georgia), Sr. Unsec. Notes, 7.75%, 07/11/22(b)	200,000	212,038

Kazakhstan Temir Zholy Finance B.V. (Kazakhstan), Sr. Unsec. Gtd. Notes, 6.95%, 07/10/42(b)	200,000	197,975

		410,013

Real Estate Development–0.27%

Country Garden Holdings Co. Ltd. (China), Sr. Unsec. Gtd. Bonds, 7.25%, 04/04/21(b)	300,000	284,999

Sr. Unsec. Gtd. Notes, 11.13%, 02/23/18(b)	300,000	331,473

		616,472

	Principal Amount	Value

Regional Banks–0.39%

Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	$135,000	$152,550

Unsec. Sub. Global Notes, 5.13%, 06/15/17	460,000	480,700

Zions Bancorp., Series I, Jr. Unsec. Sub. Notes, 5.80%(e)	300,000	275,250

		908,500

Research & Consulting Services–0.08%

FTI Consulting, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	165,000	179,025

Security & Alarm Services–0.08%

ADT Corp. (The), Sr. Unsec. Notes, 6.25%, 10/15/21(b)	179,000	186,160

Semiconductor Equipment–0.14%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	305,000	320,250

Semiconductors–0.61%

Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	179,000	187,055

Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	550,000	599,500

10.75%, 08/01/20	85,000	97,750

NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	500,000	520,000

		1,404,305

Soft Drinks–0.62%

Ajecorp B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 6.50%, 05/14/22(b)	830,000	806,988

Embotelladora Andina S.A. (Chile), Sr. Unsec. Notes, 5.00%, 10/01/23(b)	600,000	607,220

		1,414,208

Sovereign Debt–7.24%

Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.25%, 09/14/21	400,000	399,000

Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 6.13%, 01/18/41	430,000	451,500

Commonwealth of the Bahamas (Bahamas), Sr. Unsec. Notes, 5.75%, 01/16/24(b)	200,000	199,396

Costa Rica Government International Bond (Costa Rica), Sr. Unsec. Notes, 4.25%, 01/26/23(b)	350,000	316,750

4.38%, 04/30/25(b)	200,000	175,250

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Croatia Government International Bond (Croatia), Sr. Unsec. Notes, 5.50%, 04/04/23(b)	$200,000	$191,500

Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Notes, 9.04%, 01/23/18(b)	413,578	454,419

Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/19(b)(g)	300,000	372,000

Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 02/21/23	150,000	147,008

7.63%, 03/29/41	350,000	372,750

Indonesia Government International Bond (Indonesia), Sr. Unsec. Bonds, 7.75%, 01/17/38(b)	400,000	447,000

Sr. Unsec. Notes, 3.38%, 04/15/23(b)	500,000	430,000

3.75%, 04/25/22(b)	200,000	182,000

4.63%, 04/15/43(b)	500,000	391,250

REGS, Sr. Unsec. Euro Notes, 3.75%, 04/25/22(b)	500,000	455,000

Lithuania Government International Bond (Lithuania), Sr. Unsec. Notes, 6.63%, 02/01/22(b)	200,000	233,000

Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	260,000	256,092

Morocco Government International Bond (Morocco), REGS, Sr. Unsec. Euro Bonds, 4.25%, 12/11/22(b)	450,000	419,625

Nigeria Government International Bond (Nigeria), Sr. Unsec. Notes, 5.13%, 07/12/18(b)	250,000	254,688

6.38%, 07/12/23(b)	300,000	306,810

Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/33	400,000	564,000

Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 4.20%, 01/21/24	200,000	202,500

5.00%, 01/13/37	300,000	313,500

Poland Government International Bond (Poland), Sr. Unsec. Global Bonds, 3.00%, 03/17/23	200,000	183,500

4.00%, 01/22/24	550,000	541,750

5.00%, 03/23/22	275,000	294,937

Republic of Angola Via Northern Lights III BV (Angola), REGS, Sr. Unsec. Euro Notes, 7.00%, 08/16/19(b)	600,000	641,250

Republic of Paraguay (Paraguay), Sr. Unsec. Bonds, 4.63%, 01/25/23(b)	300,000	291,750

	Principal Amount	Value

Sovereign Debt–(continued)

Republic of Serbia (Serbia), Sr. Unsec. Bonds, 4.88%, 02/25/20(b)	$200,000	$191,000

Sr. Unsec. Notes, 5.25%, 11/21/17(b)	200,000	203,000

Romanian Government International Bond (Romania), Sr. Unsec. Notes, 4.38%, 08/22/23(b)	670,000	639,012

4.88%, 01/22/24(b)	200,000	196,000

6.75%, 02/07/22(b)	160,000	181,200

Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec. Bonds, 6.00%, 01/14/19(b)	500,000	508,300

Sr. Unsec. Notes, 6.25%, 10/04/20(b)	100,000	101,000

REGS, Unsec. Euro Notes, 7.40%, 01/22/15(b)	600,000	625,500

Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes, 6.25%, 09/26/22	300,000	307,890

8.00%, 02/14/34	175,000	199,063

Unsec. Global Notes, 6.00%, 01/14/41	200,000	179,250

Ukraine Government International Bond (Ukraine), Sr. Unsec. Notes, 7.50%, 04/17/23(b)	350,000	298,375

7.80%, 11/28/22(b)	200,000	170,000

REGS, Sr. Unsec. Euro Notes, 6.75%, 11/14/17(b)	575,000	499,531

Uruguay Government International Bond (Uruguay), Unsec. Global Notes, 8.00%, 11/18/22	627,038	777,527

Venezuela Government International Bond (Venezuela), Sr. Unsec. Global Bonds, 9.25%, 09/15/27	370,000	250,675

REGS, Sr. Unsec. Euro Bonds, 11.75%, 10/21/26(b)	300,000	225,750

11.95%, 08/05/31(b)	320,000	238,400

Vietnam Government International Bond (Vietnam), Sr. Unsec. Bonds, 6.75%, 01/29/20(b)	200,000	216,001

Vnesheconombank Via VEB Finance PLC (Russia), Sr. Unsec. Notes, 6.03%, 07/05/22(b)	500,000	506,250

Wakala Global Sukuk Bhd (Malaysia), Sr. Unsec. Bonds, 2.99%, 07/06/16(b)	250,000	261,083

REGS, Sr. Unsec. Euro Bonds, 2.99%, 07/06/16(b)	350,000	364,757

		16,627,789

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Specialized Finance–0.86%

Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	$45,000	$48,488
7.63%, 04/15/20	410,000	465,862

Sr. Unsec. Notes, 4.63%, 12/15/18	52,000	52,650

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	353,000	353,441

Sr. Unsec. Notes, 5.50%, 02/15/19(b)	210,000	224,700

International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/19	281,000	301,899

5.88%, 08/15/22	30,000	30,394

Sr. Unsec. Notes, 8.25%, 12/15/20	420,000	494,419

		1,971,853

Specialized REIT’s–0.08%

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	170,000	181,900

Specialty Chemicals–0.29%

Chemtura Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/21	147,000	150,859

Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	35,000	34,300

Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	97,000	103,305

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	172,000	190,060

PQ Corp., Sec. Notes, 8.75%, 05/01/18(b)	165,000	181,087

		659,611

Specialty Stores–0.15%

Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	32,000	32,080

Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	133,000	131,670

Sr. Unsec. Gtd. Notes, 5.75%, 06/01/22	169,000	172,169

		335,919

Steel–1.35%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 5.75%, 08/05/20	41,000	43,122

6.00%, 03/01/21	232,000	243,705

6.75%, 02/25/22	40,000	43,381

Evraz Group S.A. (Russia), Sr. Unsec. Notes, 7.40%, 04/24/17(b)	200,000	207,475

Samarco Mineracao S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 11/01/22(b)	600,000	525,811

5.75%, 10/24/23(b)	300,000	290,489

	Principal Amount	Value

Steel–(continued)

Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 08/15/19	$280,000	$306,600

6.38%, 08/15/22	58,000	63,365

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	554,000	588,625

United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	180,000	193,050

Sr. Unsec. Notes, 7.00%, 02/01/18	105,000	115,500

7.38%, 04/01/20	92,000	100,050

Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.38%, 01/11/22	400,000	387,887

		3,109,060

Technology Distributors–0.06%

Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	125,000	131,250

Tires & Rubber–0.14%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	145,000	152,975

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 6.50%, 03/01/21	165,000	176,550

		329,525

Trading Companies & Distributors–0.10%

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 09/01/22	52,000	56,680

United Rentals North America Inc., Sec. Gtd. Global Notes, 5.75%, 07/15/18	10,000	10,713

Sr. Unsec. Global Notes, 8.25%, 02/01/21	100,000	112,500

WESCO Distribution, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 12/15/21(b)	57,000	57,427

		237,320

Trucking–0.00%

Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/20	10,000	10,400

Wireless Telecommunication Services–2.55%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	400,000	336,145

Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(b)	200,000	207,750

Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	350,000	342,125

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.25%, 04/01/21(b)	$340,000	$354,450

6.63%, 11/15/20	245,000	260,312

6.63%, 04/01/23(b)	285,000	296,400

Mobile Telesystems OJSC via MTS International Funding Ltd. (Russia), Sr. Unsec. Notes, 5.00%, 05/30/23(b)	600,000	557,110

SBA Communications Corp., Sr. Unsec. Global Notes, 5.63%, 10/01/19	210,000	217,350

Sistema JSEC via Sistema International Funding S.A. (Russia), Sr. Unsec. Notes, 6.95%, 05/17/19(b)	600,000	634,968

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	164,000	177,530

Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	211,000	208,362

7.00%, 08/15/20	15,000	16,238

Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	40,000	45,300

9.00%, 11/15/18(b)	500,000	606,250

Sprint Corp., Sr. Unsec. Gtd. Notes, 7.88%, 09/15/23(b)	106,000	113,685

T-Mobile USA, Inc., Sr. Unsec. Gtd. Notes, 6.54%, 04/28/20	82,000	87,125

6.63%, 04/28/21	158,000	166,690

6.84%, 04/28/23	175,000	183,313

VimpelCom Holdings B.V. (Russia), Sr. Unsec. Gtd. Notes, 5.20%, 02/13/19(b)	300,000	299,106

Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	500,000	530,000

Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)	200,000	210,125

		5,850,334

Total U.S. Dollar Denominated Bonds and Notes (Cost $104,292,321)		105,183,339

	Shares

Preferred Stocks–30.61%

Asset Management & Custody Banks–0.57%

Affiliated Managers Group Inc., 6.38% Sr. Unsec. Pfd.	6,400	152,064

Ameriprise Financial Inc., 7.75% Sr. Unsec. Pfd.	4,100	105,985

Apollo Investment Corp., 6.88% Sr. Unsec. Pfd.	7,000	160,090

Ares Capital Corp., 7.00% Sr. Unsec. Pfd.	16,900	439,400

Bank of New York Mellon Corp. (The), 5.20% Pfd.	10,900	233,042

State Street Corp., Series C, 5.25% Pfd.	9,400	207,364

		1,297,945

	Shares	Value

Cable & Satellite–0.05%

Comcast Corp., 5.00% Sr. Unsec. Gtd. Pfd.	5,400	$118,530

Consumer Finance–1.45%

Ally Financial Inc., 7.38% Sr. Pfd.	18,700	473,671

Ally Financial Inc., Series A, 8.50% Pfd.	10,400	281,112

Capital One Financial Corp., Series B, 6.00% Pfd.	19,500	444,405

Discover Financial Services, Series B, 6.50% Pfd.	10,800	257,904

GMAC Capital Trust I, Series 2, 8.13% Jr. Gtd. Sub. Pfd.	60,300	1,651,014

SLM Corp., 6.00% Sr. Unsec. Pfd.	10,900	218,981

		3,327,087

Diversified Banks–7.46%

Barclays Bank PLC (United Kingdom), Series 4, 7.75% Pfd.	45,800	1,166,068

Barclays Bank PLC (United Kingdom), Series 5, 8.13% Pfd.	67,600	1,725,828

HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Jr. Unsec. Sub. Pfd.	158,000	4,245,460

Lloyds Banking Group PLC (United Kingdom), 7.75% Sr. Unsec. Pfd.	19,300	517,047

RBS Capital Funding Trust VII (Netherlands), Series G, 6.08% Jr. Unsec. Sub. Gtd. Pfd.	30,102	647,193

Royal Bank of Scotland Group PLC (The) (United Kingdom), Series L, 5.75% Jr. Sub. Pfd.	42,601	880,137

Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Jr. Sub. Pfd.	29,000	654,240

Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	71,778	1,761,432

Santander Finance Preferred SAU (Spain), Series 10, 10.50% Jr. Gtd. Sub. Pfd.	22,300	590,727

US Bancorp, Series F, 6.50% Pfd.	52,000	1,411,800

Wells Fargo & Co., 5.20% Pfd.	30,100	639,625

Wells Fargo & Co., 5.85% Pfd.	29,000	700,350

Wells Fargo & Co., 6.63% Pfd.	16,600	436,746

Wells Fargo & Co., Series J, 8.00% Pfd.	22,300	635,773

Wells Fargo & Co., Series O, 5.13% Pfd.	38,800	837,692

Wells Fargo & Co., Series P, 5.25% Pfd.	13,400	285,822

		17,135,940

Diversified Capital Markets–1.48%

Deutsche Bank Contingent Capital Trust III (Germany), 7.60% Jr. Unsec. Gtd. Sub. Pfd.	64,500	1,698,930

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Diversified Capital Markets–(continued)

Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Jr. Unsec. Gtd. Sub. Pfd.	62,900	$1,695,784

		3,394,714

Diversified REIT’s–0.54%

PS Business Parks, Inc., Series S, 6.45% Pfd.	20,500	465,350

Vornado Realty L.P., 7.88% Sr. Unsec. Pfd.	8,500	222,275

Vornado Realty Trust, Series J, 6.88% Pfd.	21,700	540,330

		1,227,955

Electric Utilities–1.28%

Alabama Power Co., 5.63% Pfd.	7,100	165,519

BGE Capital Trust II, 6.20% Jr. Unsec. Gtd. Sub. Pfd.	4,700	114,680

Duke Energy Corp., 5.13% Jr. Unsec. Sub. Pfd.	9,400	201,442

Entergy Louisiana LLC, 5.25% Sr. Sec. First Mortgage Pfd.	6,100	139,751

Entergy Mississippi Inc., 6.00% Sr. Sec. First Mortgage Pfd.	8,900	221,165

Entergy Texas Inc., 7.88% Sr. Sec. Mortgage Pfd.	8,500	220,150

Interstate Power & Light Co., Series D, 5.10% Pfd.	4,700	100,909

NextEra Energy Capital Holdings Inc., 5.00% Jr. Unsec. Gtd. Sub. Pfd.	13,400	256,208

NextEra Energy Capital Holdings Inc., Series F, 8.75% Jr. Unsec. Gtd. Sub. Pfd.	4,700	119,991

NextEra Energy Capital Holdings Inc., Series G, 5.70% Jr. Unsec. Gtd. Sub. Pfd.	13,200	288,684

NextEra Energy Capital Holdings Inc., Series H, 5.63% Jr. Unsec. Gtd. Sub. Pfd.	19,600	420,028

Pacific Gas & Electric Co., Series A, 6.00% Pfd.	3,100	86,025

PPL Capital Funding, Inc., Series B, 5.90% Jr. Unsec. Gtd. Sub. Pfd.	8,500	193,290

SCE Trust I, 5.63% Jr. Unsec. Sub. Pfd.	19,500	422,175

		2,950,017

Industrial Conglomerates–0.42%

General Electric Capital Corp.,
4.70% Sr. Unsec. Pfd.	10,300	211,150

4.88% Sr. Unsec. Pfd.	17,900	381,986

4.88% Sr. Unsec. Pfd.	16,900	360,815

		953,951

Industrial Machinery–0.17%

Stanley Black & Decker Inc., 5.75% Jr. Unsec. Sub. Pfd.	16,700	378,088

	Shares	Value

Integrated Telecommunication Services–0.58%

Qwest Corp.,
6.13% Sr. Unsec. Pfd.	10,900	$223,995

7.00% Sr. Unsec. Pfd.	7,300	176,295

7.00% Sr. Unsec. Pfd.	10,300	248,230

7.38% Sr. Unsec. Pfd.	15,300	382,653

7.50% Sr. Unsec. Pfd.	12,200	306,220

		1,337,393

Investment Banking & Brokerage–2.62%

BGC Partners Inc., 8.13% Sr. Unsec. Pfd.	3,300	86,790

Charles Schwab Corp. (The), Series B, 6.00% Pfd.	9,100	215,488

Goldman Sachs Group, Inc. (The), 6.50% Sr. Unsec. Pfd.	13,400	346,658

Goldman Sachs Group, Inc. (The), Series I, 5.95% Pfd.	49,900	1,112,770

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	31,300	723,656

Morgan Stanley Capital Trust III, 6.25% Jr. Unsec. Gtd. Sub. Pfd.	52,000	1,290,640

Morgan Stanley Capital Trust VI, 6.60% Jr. Unsec. Gtd. Sub. Pfd.	28,100	699,971

Morgan Stanley, 6.88% Pfd.	16,600	421,972

Morgan Stanley, Series E, 7.13% Pfd.	29,100	758,418

Raymond James Financial Inc., 6.90% Sr. Pfd.	8,200	211,150

Stifel Financial Corp., 6.70% Sr. Pfd.	6,100	159,088

		6,026,601

Life & Health Insurance–1.74%

Aegon N.V. (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	38,000	929,100

8.00% Jr. Unsec. Sub. Pfd.	31,200	869,856

Aflac Inc., 5.50% Jr. Unsec. Sub. Pfd.	9,400	212,252

MetLife Inc., Series B, 6.50% Pfd.	31,300	780,309

Principal Financial Group Inc., Series B, 6.52% Pfd.	4,700	115,150

Protective Life Corp., 6.25% Jr. Unsec. Sub. Pfd.	10,100	233,512

Prudential Financial Inc., 5.75% Jr. Unsec. Sub. Pfd.	11,300	251,425

Prudential Financial Inc., 5.70% Jr. Unsec. Sub. Pfd.	12,200	269,132

Prudential PLC (United Kingdom), 6.75% Jr. Unsec. Sub. Pfd.	10,300	259,766

Torchmark Corp., 5.88% Jr. Unsec. Sub. Pfd.	3,600	83,160

		4,003,662

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Multi-Line Insurance–0.42%

American Financial Group Inc., 6.38% Sr. Unsec. Pfd.	9,200	$228,344

Aviva PLC (United Kingdom), 8.25% Jr. Unsec. Sub. Pfd.	7,500	206,550

Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	18,035	528,786

		963,680

Multi-Utilities–0.39%

Dominion Resources Inc., Series A, 8.38% Jr. Unsec. Sub. Pfd.	15,300	395,505

DTE Energy Co., 6.50% Jr. Unsec. Sub. Deb. Pfd.	9,000	222,750

Integrys Energy Group, Inc., 6.00% Jr. Unsec. Sub. Pfd.	7,900	192,681

SCANA Corp., 7.70% Jr. Unsec. Sub. Pfd.	3,600	94,464

		905,400

Office REIT’s–0.41%

Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	3,800	86,792

Boston Properties, Inc., 5.25% Pfd.	5,400	110,268

CommonWealth REIT, 5.75% Sr. Unsec. Pfd.	10,600	205,958

Digital Realty Trust, Inc., Series F, 6.63% Pfd.	8,800	193,424

Digital Realty Trust, Inc., Series G, 5.88% Pfd.	5,500	104,005

Kilroy Realty Corp., Series G, 6.88% Pfd.	2,900	67,048

Kilroy Realty Corp., Series H, 6.38% Pfd.	2,000	42,660

SL Green Realty Corp., Series I, 6.50% Pfd.	5,700	133,950

		944,105

Office Services & Supplies–0.13%

Pitney Bowes Inc.,
5.25% Sr. Unsec. Pfd.	2,200	56,100

6.70% Sr. Unsec. Pfd.	10,000	249,600

		305,700

Oil & Gas Refining & Marketing–0.09%

NuStar Logistics L.P., 7.63% Jr. Unsec. Gtd. Sub. Pfd.	7,600	199,500

Other Diversified Financial Services–5.42%
BAC Capital Trust VIII, 6.00% Jr. Unsec. Gtd. Sub. Pfd.	19,800	495,990

Bank of America Corp., Series 3, 6.38% Pfd.	46,900	1,146,236

Bank of America Corp., Series D, 6.20% Pfd.	38,000	934,800

Bank of America Corp., Series I, 6.63% Pfd.	39,551	1,006,177

Citigroup Capital XIII, 7.88% Jr. Sub. Pfd.	62,366	1,691,990

	Shares	Value

Other Diversified Financial Services–(continued)

Citigroup Inc., Series J, 7.13% Pfd.	41,600	$1,083,680

Citigroup Inc., Series K, 6.88% Pfd.	33,500	863,044

Countrywide Capital V, 7.00% Jr. Gtd. Sub. Pfd.	33,300	836,163

ING Groep NV (Netherlands),
6.38% Jr. Unsec. Sub. Pfd.	49,100	1,192,148

7.38% Jr. Unsec. Sub. Pfd.	60,300	1,531,017

JPMorgan Chase & Co., Series O, 5.50% Pfd.	19,000	402,990

JPMorgan Chase & Co., Series P, 5.45% Pfd.	39,500	833,450

JPMorgan Chase Capital XXIX, 6.70% Jr. Gtd. Sub. Pfd.	16,500	424,215

		12,441,900

Property & Casualty Insurance–0.83%

Allstate Corp. (The),
5.10% Sr. Unsec. Sub. Pfd.	8,900	217,160

5.63% Pfd.	6,800	153,068

Allstate Corp. (The), Series C, 6.75% Pfd.	7,600	195,320

Arch Capital Group Ltd., Series C, 6.75% Pfd.	6,100	151,585

Argo Group U.S. Inc., 6.50% Sr. Unsec. Gtd. Pfd.	4,200	89,502

Aspen Insurance Holdings Ltd.,
5.95% Pfd.	4,700	113,270

7.25% Pfd.	6,900	175,605

Assured Guaranty Municipal Holdings Inc., 6.25% Sr. Unsec. Gtd. Pfd.	8,100	179,901

Axis Capital Holdings Ltd., Series C, 6.88% Pfd.	13,400	332,588

Hanover Insurance Group, Inc. (The), 6.35% Jr. Unsec. Sub. Pfd.	4,100	88,683

Selective Insurance Group, Inc., 5.88% Sr. Unsec. Pfd.	3,200	66,432

W. R. Berkley Corp., 5.63% Jr. Unsec. Sub. Pfd.	6,600	140,869

		1,903,983

Regional Banks–1.89%

BB&T Corp., 5.85% Pfd.	22,000	498,080

BB&T Corp., Series E, 5.63% Pfd.	33,500	723,600

City National Corp., Series C, 5.50% Pfd.	5,100	103,683

Cullen/Frost Bankers, Inc., 5.38% Pfd.	3,600	78,228

Fifth Third Bancorp, Series I, 6.63% Pfd.	9,400	239,407

First Horizon National Corp., Series A, 6.20% Pfd.	2,400	52,296

First Niagara Financial Group Inc., Series B, 8.63% Pfd.	6,400	183,232

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Regional Banks–(continued)

First Republic Bank,
5.50% Pfd.	4,900	$100,401

7.00% Pfd.	3,700	94,424

First Republic Bank, Series A, 6.70% Pfd.	4,700	116,043

First Republic Bank, Series B, 6.20% Pfd.	5,800	136,242

FirstMerit Corp., Series A, 5.88% Pfd.	2,400	51,360

FNB Corp., 7.25% Pfd.	2,300	61,022

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	37,400	952,952

Regions Financial Corp., Series A, 6.38% Pfd.	9,400	219,114

SunTrust Banks Inc., Series E, 5.88% Pfd.	8,500	185,980

TCF Financial Corp., 7.50% Pfd.	4,000	102,040

TCF Financial Corp., Series B, 6.45% Pfd.	2,300	54,349

Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	6,200	144,212

Webster Financial Corp., Series E, 6.40% Pfd.	2,600	58,760

Zions Bancorp., Series F, 7.90% Pfd.	6,772	185,214

		4,340,639

Reinsurance–0.61%

Endurance Specialty Holdings Ltd., Series A, 7.75% Pfd.	4,100	107,010

Endurance Specialty Holdings Ltd., Series B, 7.50% Pfd.	4,300	110,510

Maiden Holdings Ltd., Series A, 8.25% Pfd.	11,400	281,580

Montpelier Re Holdings Ltd. (Bermuda), 8.88% Pfd.	3,000	79,740

PartnerRe Ltd., Series E, 7.25% Pfd.	19,100	493,353

Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.	7,300	184,909

RenaissanceRe Holdings Ltd., Series E, 5.38% Pfd.	7,300	143,299

		1,400,401

Retail REIT’s–0.62%

DDR Corp., Class J, 6.50% Pfd.	7,600	170,620

Glimcher Realty Trust, 6.88% Pfd.	5,400	118,530

Kimco Realty Corp., Series I, 6.00% Pfd.	21,800	487,230

National Retail Properties Inc., Series D, 6.63% Pfd.	10,800	254,232

Realty Income Corp., Series E, 6.75% Pfd.	4,200	103,698

Realty Income Corp., Series F, 6.63% Pfd.	7,500	183,450

Regency Centers Corp., Series 6, 6.63% Pfd.	4,700	110,967

		1,428,727

	Shares		Value

Specialized Finance–0.19%

KKR Financial Holdings LLC, Series A, 7.38% Pfd.		8,800	$216,216

KKR Financial Holdings LLC, 8.38% Sr. Unsec. Pfd.		8,200	221,646

			437,862

Specialized REIT’s–0.95%

EPR Properties, Series F, 6.63% Pfd.		1,900	41,192

Health Care REIT, Inc., Series J, 6.50% Pfd.		5,400	127,710

Hospitality Properties Trust, Series D, 7.13% Pfd.		6,800	163,744

Public Storage, Series Q, 6.50% Pfd.		63,700	1,585,493

Senior Housing Properties Trust, 5.63% Sr. Unsec. Pfd.		6,600	130,086

Ventas Realty L.P. / Ventas Capital Corp., 5.45% Sr. Unsec. Gtd. Pfd.		6,500	140,075

			2,188,300

Thrifts & Mortgage Finance–0.03%

Astoria Financial Corp., Series C, 6.50% Pfd.		3,200	72,480

Wireless Telecommunication Services–0.27%

Telephone & Data Systems Inc., 7.00% Sr. Unsec. Pfd.		18,700	464,882

United States Cellular Corp., 6.95% Sr. Unsec. Pfd.		6,400	158,464

			623,346

Total Preferred Stocks (Cost $71,597,241)			70,307,906

	Principal Amount

U.S. Treasury Securities–14.46%

U.S. Treasury Notes–4.17%

3.13%, 05/15/21		$9,000,000	9,575,312

U.S. Treasury STRIPS–10.29%
3.68%, 02/15/43(h)		8,200,000	2,720,733

3.83%, 02/15/43(h)		39,800,000	13,205,516

3.97%, 02/15/43(h)		2,600,000	862,672

3.98%, 02/15/43(h)		15,900,000	5,275,570

4.11%, 02/15/43(h)		4,700,000	1,559,446

			23,623,937

Total U.S. Treasury Securities (Cost $33,519,165)			33,199,249

Non-U.S. Dollar Denominated Bonds & Notes–2.49%(i)

Auto Parts & Equipment–0.24%

Autodis SA (France), Sr. Sec. Gtd. Notes, 6.50%, 02/01/19(b)	EUR	300,000	406,603

GCS Holdco Finance I S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 6.50%, 11/15/18(b)	EUR	106,000	149,206

			555,809

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Principal Amount		Value

Broadcasting–0.12%

Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	150,000	$203,807

CET 21 spol sro (Czech Republic), Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	50,000	70,633

			274,440

Casinos & Gaming–0.18%

Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	125,000	219,345

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	207,000	197,698

			417,043

Construction Materials–0.24%

Manutencoop Facility Management SpA (Italy), Sr. Sec. Gtd. Notes, 8.50%, 08/01/20(b)	EUR	160,000	229,801

Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.63%, 03/15/20(b)	EUR	100,000	149,695

Spie BondCo 3 SCA (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	105,000	161,781

			541,277

Food Distributors–0.28%

Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	370,000	651,997

Hotels, Resorts & Cruise Lines–0.17%

Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 7.75%, 06/15/20(b)	EUR	100,000	146,476

Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	135,000	241,885

			388,361

Independent Power Producers & Energy Traders–0.08%

Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19(b)	GBP	100,000	177,119

Leisure Facilities–0.06%

Cirsa Funding Luxembourg S.A. (Spain), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	100,000	136,883

	Principal Amount		Value

Metal & Glass Containers–0.07%

Greif Luxembourg Finance SCA, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.38%, 07/15/21(b)	EUR	100,000	$159,472

Multi-Sector Holdings–0.07%

KM Germany Holdings GmbH (Germany), Sr. Sec. Gtd. Notes, 8.75%, 12/15/20(b)	EUR	100,000	150,841

Other Diversified Financial Services–0.36%

AG Spring Finance II Ltd. (Spain), Sr. Sec. Notes, 9.50%, 06/01/19(b)	EUR	100,000	137,894

REGS, Sr. Sec. Euro Notes, 9.50%, 06/01/19(b)	EUR	200,000	275,789

Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	220,000	410,457

			824,140

Personal Products–0.06%

Albrea Beauty Holdings S.A. (France), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.75%, 11/01/19(b)	EUR	100,000	143,248

Research & Consulting Services–0.06%

La Financiere Atalian S.A. (France), REGS, Sr. Unsec. Gtd. Euro Bonds, 7.25%, 01/15/20(b)	EUR	100,000	143,626

Sovereign Debt–0.44%

Mexican Bonos (Mexico), Series M, Unsec. Bonds, 8.00%, 06/11/20	MXN	3,500,000	290,838

Sr. Unsec. Bonds, 7.75%, 05/29/31	MXN	9,500,000	730,701

			1,021,539

Wireless Telecommunication Services–0.06%

Mobile Challenger Intermediate Group S.A. (Switzerland), Sr. Sec. PIK Notes, 8.75%, 03/15/19(b)	EUR	100,000	140,592

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,614,106)			5,726,387

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

	Shares	Value

Money Market Funds–4.80%

Liquid Assets Portfolio –Institutional Class (j)	5,510,247	$5,510,247

Premier Portfolio –Institutional Class (j)	5,510,246	5,510,246

Total Money Market Funds (Cost $11,020,493)		11,020,493

TOTAL INVESTMENTS–98.15% (Cost $226,043,326)		225,437,374

OTHER ASSETS LESS LIABILITIES–1.85%		4,259,789

NET ASSETS–100.00%		$229,697,163

Investment Abbreviations:

CAD	—Canadian Dollar
Ctfs.	—Certificates
Deb.	—Debentures
EUR	—Euro
GBP	—British Pound
Gtd.	—Guaranteed
Jr.	—Junior
MXN	—Mexican Peso
Pfd.	—Preferred
PIK	—Payment in Kind
REGS	—Regulation S
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
STRIPS	—Separately Traded Registered Interest and Principal Security
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2014 was $60,225,541, which represented 26.22% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on January 31, 2014.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at January 31, 2014 represented less than 1% of the Fund’s Net Assets.
(e)	Perpetual bond with no specified maturity date.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	Foreign denominated security. Principal amount is denominated in currency indicated.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Premium Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco Premium Income Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

Invesco Premium Income Fund

E.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may

Invesco Premium Income Fund

G.	Swap Agreements – (continued)

experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

H.	Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
I.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
J.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Premium Income Fund

	Level 1	Level 2	Level 3	Total
Equity Securities	$79,100,120	$2,228,279	$--	$81,328,399
U.S. Treasury Securities	--	33,199,249	--	33,199,249
Corporate Debt Securities	--	93,260,398	--	93,260,398
Foreign Government Debt Securities	--	17,649,328	--	17,649,328
	$79,100,120	$ 146,337,254	$ --	$225,437,374
Forward Foreign Currency Contracts*	--	28,894	--	28, 894
Futures*	135,456	--	--	135,456
Swap Agreements*	--	(88,195)	--	(88,195)
Total Investments	$79,235,576	$ 146,277,953	$ --	$225,513,529

          * Unrealized appreciation (depreciation).

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of January 31, 2014:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk
Swap agreements	$292,250	$(380,445)
Currency risk
Forward foreign currency contracts	36,513	(7,619)
Index rate risk
Futures contracts(a)	125,768	--
Market risk
Futures contracts(a)	191,557	(181,869)
Total	$646,088	$(569,933)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Invesco Premium Income Fund

Effect of Derivative Investments for the three months ended January 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss)
	Futures*	Forward Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$--	$--	$122,633
Currency risk	--	(150,430)	--
Interest rate risk	(60,155)	--	--
Market risk	41,375	--	--
Change in Unrealized Appreciation (Depreciation)
Credit risk	--	--	(342,070)
Currency risk	--	131,375	--
Interest rate risk	(628)	--	--
Market risk	(183,306)	--	--
Total	$(202,714)	$(19,055)	$(219,437)

* The average notional value of futures contracts, forward foreign currency contracts and swap agreements outstanding during the period was $29,589,877, $4,390,163 and $12,880,000, respectively.

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/06/14	Citibank, N.A.	EUR	2,179,622	USD	2,976,089	$2,939,576	$36,513
04/14/14	Citibank, N.A.	GBP	150,109	USD	246,573	246,621	(48)
03/06/14	RBC Capital Markets Corp.	GBP	710,375	USD	1,160,362	1,167,472	(7,110)
04/29/14	RBC Capital Markets Corp.	CAD	218,000	USD	194,866	195,327	(461)
Total forward foreign currency contracts – Currency Risk							$28,894

Currency Abbreviations:

CAD -- Canadian Dollar                                                          GBP -- British Pound Sterling

EUR -- Euro                                                                              USD -- U.S. Dollar

Invesco Premium Income Fund

Open Futures Contracts at Period-End(a)

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Australian 10 Year Bonds	Long	11	March-2014	$1,125,637	$31,459
Canada 10 Year Bonds	Long	11	March-2014	1,298,016	36,595
Euro Bonds	Long	7	March-2014	1,358,256	24,132
Long Gilt	Long	7	March-2014	1,270,213	18,553
U.S. Treasury Long Bonds	Long	4	March-2014	534,375	15,029
Subtotal - Interest Rate Risk					$125,768
Dow Jones Eurostoxx 50	Long	91	March-2014	$3,703,768	$110,459
E-Mini S&P 500 Index	Long	42	March-2014	3,730,860	(28,832)
FTSE 100 Index	Long	35	March-2014	3,715,769	21,468
Hang Seng Index	Long	17	February-2014	2,409,599	(17,025)
Russell 2000 Index Mini	Long	33	March-2014	3,723,390	59,630
Tokyo Stock Price Index	Long	31	March-2014	3,686,503	(136,012)
Subtotal – Market Risk					$9,688
Total Future Contracts					$135,456

(a)	Futures collateralized by $1,440,000 cash held with Goldman Sachs & Co., the futures commission merchant.

Open Credit Default Swap Agreements at Period-End
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
JP Morgan Chase N.A.	Markit CDX North America, High Yield Index Series 17	Sell	5.00%	12/20/16	2.30%	$2,880,000	$(77,283)	$292,250
JP Morgan Chase N.A.	Markit CDX North America, High Yield Index Series 19	Sell	5.00%	06/20/18	3.58	10,000,000	938,311	(380,445)
Total Credit Default Swap Agreements – Credit Risk							$861,028	$(88,195)

(a)	Implied credit spreads represent the current level as of January 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Invesco Premium Income Fund

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $31,679,706 and $48,430,014, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $2,252,459 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,965,499
Aggregate unrealized (depreciation) of investment securities	(6,394,715)
Net unrealized appreciation (depreciation) of investment securities	$(1,429,216)
Cost of investments for tax purposes is $226,866,590.

Invesco Premium Income Fund

Invesco Select Companies Fund

Quarterly Schedule of Portfolio Holdings

January 31, 2014

invesco.com/us	SCO-QTR-1 1/14	Invesco Advisers, Inc.

Schedule of Investments(a)

January 31, 2014

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–73.22%

Aerospace & Defense–3.26%

Cubic Corp.	1,049,203	$51,967,025

Aluminum–0.00%

Cymat Technologies Ltd. (Canada)(b)	2,497,500	56,058

Apparel, Accessories & Luxury Goods–0.12%

Hampshire Group, Ltd. (b)(c)	592,824	1,956,319

Automotive Retail–4.03%

America’s Car-Mart, Inc. (b)(c)	942,136	36,319,343
Lithia Motors, Inc. -Class A	496,294	27,936,389
		64,255,732

Commodity Chemicals–1.22%

Chemtrade Logistics Income Fund (Canada)	1,045,784	19,379,585

Data Processing & Outsourced Services–9.59%

Alliance Data Systems Corp. (b)	442,278	105,996,345
Global Payments Inc.	709,699	46,904,007
		152,900,352

Education Services–3.78%

American Public Education Inc. (b)(c)	1,423,005	60,235,802

Electrical Components & Equipment–2.84%

Regal-Beloit Corp.	611,538	45,308,851

Health Care Supplies–7.71%

Alere, Inc. (b)	2,202,288	83,466,715
Cooper Cos., Inc. (The)	317,539	39,463,747
		122,930,462

IT Consulting & Other Services–4.32%

Booz Allen Hamilton Holding Corp.	3,702,160	67,675,485
NCI, Inc. -Class A (b)(c)	170,713	1,135,241
		68,810,726

Leisure Products–1.52%

MEGA Brands Inc. (Canada)(b)(c)	1,952,564	24,279,948

Life Sciences Tools & Services–4.13%

Charles River Laboratories International, Inc. (b)	1,163,206	65,756,035

	Shares		Value

Oil & Gas Equipment & Services–2.68%

ION Geophysical Corp. (b)(c)		14,077,289	$ 42,654,186

Oil & Gas Exploration & Production–3.69%

Ultra Petroleum Corp. (b)		2,453,956	58,772,246

Other Diversified Financial Services–0.00%

Brompton Corp. (Canada) (Acquired 11/19/03-07/21/05; Cost $0) (d)		69,374	0

Publishing–4.17%

John Wiley & Sons, Inc. -Class A		1,228,908	66,533,079

Real Estate Services–3.77%

FirstService Corp. (Canada)		41,811	1,683,311
FirstService Corp. (Canada)		1,450,295	58,490,978

			60,174,289

Semiconductors–10.22%

International Rectifier Corp. (b)(c)		4,113,594	106,994,580
Microsemi Corp. (b)		2,386,709	55,944,459

			162,939,039

Systems Software–4.84%

Rovi Corp. (b)		3,640,818	77,221,750

Trucking–1.33%

Con-way Inc.		550,873	21,192,084
Total Common Stocks & Other Equity Interests (Cost $905,008,326)			1,167,323,568

	Principal Amount

Non-U.S. Dollar Denominated Bonds & Notes–0.16%

Leisure Products–0.16%

MEGA Brands Inc. (Canada), Class A, Sr. Sec. Gtd. Deb., 10.00%, 03/31/15 (Cost $2,687,028) (e)	CAD	2,758,503	2,615,104

	Shares

Money Market Funds–26.67%

Liquid Assets Portfolio –Institutional Class (f)		212,569,146	212,569,146
Premier Portfolio –Institutional Class (f)		212,569,147	212,569,147
Total Money Market Funds (Cost $425,138,293)			425,138,293
TOTAL INVESTMENTS–100.05% (Cost $1,332,833,647)			1,595,076,965
OTHER ASSETS LESS LIABILITIES–(0.05)%			(859,653)
NET ASSETS–100.00%			$ 1,594,217,312

See accompanying notes which are an integral part of this schedule.

Invesco Select Companies Fund

Investment Abbreviations:

CAD	— Canadian Dollar
Deb.	— Debentures
Gtd.	— Guaranteed
Sec.	— Secured
Sr.	— Senior

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of January 31, 2014 was $273,575,419, which represented 17.16% of the Fund’s Net Assets. See Note 3.

(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2014 represented less than 1% of the Fund’s Net Assets.

(e)	Foreign denominated security. Principal amount is denominated in currency indicated.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying notes which are an integral part of this schedule.

Invesco Select Companies Fund

Notes to Quarterly Schedule of Portfolio Holdings

January 31, 2014

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Select Companies Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

E.

Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Select Companies Fund

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of January 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,592,461,861	$--	$0	$1,592,461,861
Foreign Corporate Debt Securities	--	2,615,104	--	2,615,104
Total Investments	$1,592,461,861	$2,615,104	$0	$1,595,076,965

NOTE 3 -- Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the three months ended January 31, 2014.

	Value 10/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 01/31/14	Dividend Income
America’s Car-Mart, Inc.	$42,557,639	$469,482	$-	$(6,707,778)	$-	$36,319,343	$-
American Public Education Inc.	56,962,890	-	-	3,272,912	-	60,235,802	-
Hampshire Group, Ltd.	2,489,861	-	-	(533,542)	-	1,956,319	-
International Rectifier Corp.	117,031,728	-	(9,691,913)	2,637,623	(2,982,858)	106,994,580	-
ION Geophysical Corp.	51,472,907	11,989,092	-	(20,807,813)	-	42,654,186	-
MEGA Brands Inc.	29,402,694	-	-	(5,122,746)	-	24,279,948	-
NCI, Inc. -Class A(a)	3,861,283	-	(3,564,536)	7,477,897	(6,639,402)	1,135,241	-
Total	$303,779,002	$12,458,574	$(13,256,449)	$(19,783,448)	$(9,622,260)	$273,575,419	$-

(a) As of January 31, 2014, this security is no longer considered an affiliate of the Fund.

Invesco Select Companies Fund

NOTE 4 -- Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended January 31, 2014 was $28,986,203 and $32,104,837, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$352,548,556
Aggregate unrealized (depreciation) of investment securities	(94,198,247)
Net unrealized appreciation of investment securities	$258,350,309
Cost of investments for tax purposes is $1,336,726,656.

Invesco Select Companies Fund

Item 2. Controls and Procedures.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	April 1, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	April 1, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	April 1, 2014

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.